Exhibit 2.1

                          PARENT PLAN OF REORGANIZATION

                         UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF GEORGIA
                                ATLANTA DIVISION

IN RE:                                      :     CASE NOS. 00-65214 TO 00-65224
                                            :
VISTA EYECARE, INC., F/K/A NATIONAL         :     CHAPTER 11
VISION ASSOCIATES, LTD., ET AL.,            :
                                            :     JUDGE JAMES E. MASSEY
                                            :
                              DEBTORS.      :     JOINTLY ADMINISTERED
                                            :

                FIRST AMENDED JOINT PLAN OF REORGANIZATION UNDER
                    CHAPTER 11, TITLE 11, UNITED STATES CODE,
       FILED BY VISTA EYECARE, INC. AND CERTAIN OF ITS DEBTOR SUBSIDIARIES
       -------------------------------------------------------------------




                                   KILPATRICK STOCKTON LLP
                                   Dennis S. Meir
                                   Joel B. Piassick
                                   Michael D. Langford
                                   1100 Peachtree Street
                                   Atlanta, Georgia  30309-4530
                                   Telephone:  (404) 815-6500



                                   Attorneys for the Debtors


                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----

ARTICLE I.           INTRODUCTION.................................................................................1

ARTICLE II.          DEFINITIONS..................................................................................1

ARTICLE III.         CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS................................................9

ARTICLE IV.          TREATMENT OF UNCLASSIFIED ADMINISTRATIVE CLAIMS AND PRIORITY TAX CLAIMS.....................10
         Section 4.1. Administrative Claims......................................................................10
         Section 4.2. Professional and Committee Member Compensation And Reimbursement Claims....................10
         Section 4.3. Priority Tax Claims........................................................................11

ARTICLE V.           TREATMENT OF CLASSIFIED CLAIMS AND EQUITY INTERESTS, IMPAIRMENT, VOTING, AND
                     CRAMDOWN....................................................................................11
         Section 5.1. Class 1 - Other Priority Claims............................................................11
         Section 5.2. Class 2 - DIP Financing Claims.............................................................12
         Section 5.3. Class 3 - Other Secured Claims.............................................................12
         Section 5.4. Class 4 - Convenience Claims...............................................................13
         Section 5.5. Class 5 - General Unsecured Claims.........................................................13
         Section 5.6. Class 6 - Late Claims and Subordinated Claims..............................................14
         Section 5.7. Class 7 - Intercompany Claims..............................................................14
         Section 5.8. Class 8 - Equity Interests.................................................................14
         Section 5.9. Impaired and Unimpaired Classes............................................................15
         Section 5.10. Classes Entitled to Vote..................................................................15
         Section 5.11. Class Acceptance Requirements.............................................................15
         Section 5.12. 11 U.S.C. Section 1129....................................................................15
         Section 5.13. Separate Voting by Holders of Claims Against Each Debtor..................................15

ARTICLE VI.          IMPLEMENTATION OF THE PLAN..................................................................15
         Section 6.1. Substantive Consolidation..................................................................15
         Section 6.2. Directors and Officers of the Reorganized Debtor...........................................16
         Section 6.3. Securities to Be Issued Pursuant to the Plan...............................................16
         Section 6.4. Reorganized Debtor's Incentive Plan........................................................17
         Section 6.5. Cancellation and Surrender of Existing Securities and Agreements...........................17
         Section 6.6. Applicability of Section 1125 of the Bankruptcy Code.......................................17
         Section 6.7. Bankruptcy Code Section 1145 Exemption.....................................................17

ARTICLE VII.         PROVISIONS GOVERNING DISTRIBUTIONS..........................................................17
         Section 7.1. Delivery of Distributions..................................................................17
         Section 7.2. Effective Date Distribution................................................................18

                                                         (i)


         Section 7.3. Disputed Claims Reserve....................................................................18
         Section 7.4. Distributions on Subsequent Distribution Dates.............................................19
         Section 7.5. Distributions on the Final Distribution Date...............................................19
         Section 7.6. Fractional Notes and Fractional Shares.....................................................20
         Section 7.7. Record Date for Distribution...............................................................20
         Section 7.8. Indenture Trustee's Fees and Expenses Regarding Distributions..............................20
         Section 7.9. Allocation of Consideration................................................................21
         Section 7.10. Condition Precedent to Receiving Distribution.............................................21
         Section 7.11. No Distribution Pending Resolution of Objections..........................................21
         Section 7.12. Effect of Section 502(d) on the Right to Distributions....................................21
         Section 7.13. Treatment of Contingent, Unliquidated, and Undetermined Claims............................21
         Section 7.14. Preconfirmation Distributions.............................................................22
         Section 7.15. Undeliverable Distributions...............................................................22
         Section 7.16. Unclaimed Distributions...................................................................22

ARTICLE VIII.        PROVISIONS GOVERNING OBJECTIONS TO AND RESOLUTION OF CLAIMS.................................22
         Section 8.1. Objections To And Resolution of Claims.....................................................22
         Section 8.2. Amendments to Schedules and Claim Objections...............................................23
         Section 8.3. Disallowance of Postpetition Interest, Penalties, Fees, and Other Accruals.................23
         Section 8.4. Administrative, Priority, and Convenience Claims Reserve...................................23
         Section 8.5. Allowance of Disputed Administrative, Priority, and Convenience Claims.....................24
         Section 8.6. Estimation.................................................................................24

ARTICLE IX.          TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.......................................24
         Section 9.1. Assumption and Rejection of Contracts and Leases...........................................24
         Section 9.2. Rejection Claims and Bar Date..............................................................25
         Section 9.3. Cure of Defaults Under Assumed Contracts and Leases........................................25
         Section 9.4. Various Employment Agreements and Benefit Plans............................................25
         Section 9.5. Insurance Policies.........................................................................26

ARTICLE X.           CONDITIONS TO CONFIRMATION AND EFFECTIVE DATE...............................................26
         Section 10.1. Conditions Precedent to Plan Confirmation.................................................26
         Section 10.2. Conditions Precedent to Effective Date of the Plan........................................26
         Section 10.3. Waiver of Conditions......................................................................26

ARTICLE XI.          EFFECTS OF PLAN CONFIRMATION................................................................27
         Section 11.1. Discharge.................................................................................27
         Section 11.2. Vesting...................................................................................27
         Section 11.3. Injunction................................................................................27
         Section 11.4. Releases..................................................................................28

                                                        (ii)


         Section 11.5. Exculpation of Released Parties...........................................................28
         Section 11.6. Term of Bankruptcy Injunction or Stay.....................................................28
         Section 11.7. Preservation of Insurance.................................................................28
         Section 11.8. Officers' and Directors' Indemnification Rights and Insurance.............................28
         Section 11.9. Binding Effect of the Plan................................................................29

ARTICLE XII.         PLAN MODIFICATION...........................................................................29

ARTICLE XIII.        RETENTION OF JURISDICTION...................................................................29

ARTICLE XIV.         MISCELLANEOUS PROVISIONS....................................................................30
         Section 14.1. Post-Confirmation U.S. Trustee Fees.......................................................30
         Section 14.2. Dissolution of the Committee..............................................................30
         Section 14.3. Governing Law.............................................................................31
         Section 14.4. Filing or Execution of Additional Documents...............................................31
         Section 14.5. Execution of Documents....................................................................31
         Section 14.6. Withholding and Reporting Requirements....................................................31
         Section 14.7. Exemption from Transfer Taxes.............................................................31
         Section 14.8. Notices...................................................................................31
         Section 14.9. Effectiveness of Prior Orders.............................................................32
         Section 14.10. Preservation of Debtors' Claims, Demands and Causes of Action............................32
         Section 14.11. Setoffs..................................................................................32
         Section 14.12. Compromise of Claims and Controversies...................................................32
         Section 14.13. Unclaimed or Abandoned Property..........................................................33
         Section 14.14. Headings.................................................................................33
         Section 14.15. Severability.............................................................................33
         Section 14.16. Business Day.............................................................................33
         Section 14.17. Exhibits and Schedules...................................................................33
         Section 14.18. Conflict.................................................................................33

                                                        (iii)

ARTICLE I.        INTRODUCTION

         Vista Eyecare, Inc., f/k/a National Vision Associates, Ltd., and certain of its debtor subsidiaries, specifically, International Vision Associates, Ltd.; NVAL Healthcare Systems, Inc.; and Vista Optical Express, Inc.; debtors in possession in the above-referenced Chapter 11 Cases (collectively referred to hereinafter as the "Debtors"), propose the following First Amended Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code, Filed by Vista Eyecare, Inc. and Certain of Its Debtor Subsidiaries (the "Plan").

         The Debtors commenced these cases by filing voluntary Chapter 11 petitions with the Bankruptcy Court on April 5, 2000. The Debtors have operated as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code since the Chapter 11 filings.

ARTICLE II.       DEFINITIONS

         The following terms, when used in this Plan, shall have the following respective meanings unless the context otherwise requires:

         "Administrative Claim" shall mean any Claim for payment of any cost or expense of administration in connection with the Chapter 11 Cases entitled to priority under Sections 503(b), 507(a)(1), or 365(d)(3) of the Bankruptcy Code, including but not limited to, any actual and necessary expense of preserving the Estates of the Debtors, or any of them, any indebtedness, liability, responsibility, or obligation which arose or was incurred or assumed by the Debtors, or any of them, as Debtors in Possession in connection with the conduct of their business or otherwise, or any Claim which arose out of the conduct or activities of the Debtors, or any of them, subsequent to the Petition Date and prior to the Confirmation Date, including, without limitation, all professional compensation and expense reimbursement approved and Allowed by the Bankruptcy Court, any costs of making distributions and providing notices and Ballots with respect to the Plan, and all fees and charges assessed against the Estates pursuant to Section 1930, Title 28, United States Code. Administrative Claims shall not include DIP Financing Claims.

         "Administrative Claim Bar Date" shall mean the last date established for filing Administrative Claims, as ordered by the Bankruptcy Court.

         "Administrative, Priority, and Convenience Claims Reserve" has the meaning assigned to such term in Section 8.4 of the Plan.

         "Affiliate" has the meaning set forth in 11 U.S.C. Section 101(2).

         "Allowed," with reference to any Claim (except an Administrative Claim), means (a) any Claim against the Debtors, or any of them, that has been or hereafter is listed by any of the Debtors on their Schedules (as such may be amended from time to time in accordance with Bankruptcy Rule 1009) as liquidated in amount and is not listed as disputed, contingent, or unliquidated and for which no proof of claim is filed on or prior to the Bar Date; (b) any Claim against any of the Debtors, proof of which was filed on or before the Bar Date and which is not (i) Disputed within the applicable period of limitation fixed by this Plan, the Bankruptcy Code, the Bankruptcy Rules, or the Bankruptcy Court, (ii) Contingent, (iii) unliquidated, or (iv) filed in an undetermined or unspecified amount; or (c) any Claim against any of the Debtors, the amount or existence of which, if Disputed, has been allowed for purposes of distribution by Final Order of the Bankruptcy Court, but only to the extent of such allowance. Any Claims allowed solely for the purpose of voting on the Plan pursuant to an order of the Bankruptcy Court shall not be considered as "Allowed" for purposes of this definition. Except as otherwise provided in the Plan, with reference to an Administrative Claim, "Allowed" means approval by Final Order, after notice and a hearing pursuant to Section 503(b) of the Bankruptcy Code, of a request for payment of an Administrative Claim.

         "Available Notes" shall mean all New Senior Notes to be distributed to holders of Allowed General Unsecured Claims, less the number of New Senior Notes deposited into the Disputed Claims Reserve.

         "Available Shares" shall mean all shares of New Common Stock to be distributed to the holders of Allowed General Unsecured Claims, less the number of shares of New Common Stock deposited into the Disputed Claims Reserve.

         "Ballots" shall mean each of the ballot forms distributed with the Disclosure Statement to each holder of an Impaired Claim (other than to holders not entitled to vote on the Plan) upon which is to be indicated, among other things, acceptance or rejection of the Plan.

         "Bankruptcy Code" shall mean 11 U.S.C. Sections 101 et. seq., as now in effect or hereafter amended with retroactive applicability to these Chapter 11 Cases.

         "Bankruptcy Court" shall mean the United States Bankruptcy Court for the Northern District of Georgia, Atlanta Division.

         "Bankruptcy Rules" shall mean the Federal Rules of Bankruptcy Procedure, as prescribed by the United States Supreme Court, and local rules of the Bankruptcy Court, as the context may require, as now in effect or hereafter amended with retroactive applicability to these Chapter 11 Cases.

         "Bar Date" shall mean the last date for filing Claims, established as December 15, 2000, for these Chapter 11 Cases, as ordered by the Bankruptcy Court pursuant to that certain Order and Notice Fixing Time for Filing Proofs of Claim, entered October 13, 2000, or such later date as may be established, pursuant to Bankruptcy Rules 3003(c)(3) and 3002(c)(4), by order of the Bankruptcy Court with respect to Claims related to the rejection of executory contracts and unexpired leases occurring after December 15, 2000. The Bar Date for unexpired leases and executory contracts that are deemed rejected pursuant to Section 9.1 of this Plan shall be thirty (30) days after entry of the Confirmation Order, as provided for in Section 9.2 of this Plan.

         "Business Day" shall mean any day except Saturday, Sunday, or any other day on which commercial banks are authorized by law in the State of Georgia to close, or any day designated in Bankruptcy Rule 9006(a) as a "legal holiday."

         "Cash" shall mean cash and cash equivalents.

         "Chapter 11 Cases" shall mean the Chapter 11 cases commenced by Vista Eyecare, Inc. and its Debtor Subsidiaries, being styled, IN RE: VISTA EYECARE, INC., ET AL., Chapter 11 Case Nos. 00-65214 to 00-65224, Jointly Administered, Judge James E. Massey, currently pending in the Bankruptcy Court.

         "Claim," as against the Debtors, or any of them, shall mean a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

         "Class" shall mean a group of Claims or Equity Interests which are substantially similar to each other as classified pursuant to the Plan.

         "Collateral" means any property or interest in property of the Estates of any of the Debtors subject to a Lien that secures, in whole or in part, whether by agreement, statute, or judicial decree, the payment of a Claim.

         "Committee"  means  the  Official  Committee  of  Unsecured   Creditors
appointed by the United States Trustee in the Debtors' Chapter 11 Cases, as constituted from time to time.

         "Confirmation Date" shall mean the date on which the Bankruptcy Court enters the Confirmation Order.

         "Confirmation Hearing" means the hearing to consider confirmation of the Plan pursuant to Section 1128 of the Bankruptcy Code, as it may be adjourned or continued from time to time.

         "Confirmation Order" shall mean the order of the Bankruptcy Court confirming the Plan pursuant to Section 1129 of the Bankruptcy Code.

         "Consolidated Subsidiaries" shall mean International Vision Associates, Ltd.; NVAL Healthcare Systems, Inc.; and Vista Optical Express, Inc.

         "Contingent," with reference to a Claim, means a Claim that has not accrued and that is dependent on a future event that may or may not occur.

         "Convenience Claim" means and includes any Claim which would otherwise be a General Unsecured Claim that (i) is Allowed in an amount of $1,500 or less and (ii) is Allowed in the amount of greater than $1,500 but which is reduced to $1,500 by the election of the holder thereof pursuant to the holder's Ballot.

         "Creditor" shall mean a Person that has a Claim against any of the Debtors that arose at the time of or before the Petition Date; or a Person that has a Claim against the Estate of any of the Debtors of a kind specified in Sections 502(g), 502(h), or 502(i) of the Bankruptcy Code.

         "Debt" means liability on a Claim.

         "Debtor  Subsidiaries" shall mean Frame-n-Lens  Optical,  Inc., Midwest
Vision, Inc., New West Eyeworks, Inc., Family Vision Centers, Inc.; Vision Administrators, Inc.; Alexis Holding Company, Inc.; Vista Eyecare Network, LLC; International Vision Associates, Ltd.; NVAL Healthcare Systems, Inc.; and Vista Optical Express, Inc.

         "Debtors"  shall  mean  Vista  Eyecare,  Inc.,  f/k/a  National  Vision
Associates,   Ltd.;  International  Vision  Associates,  Ltd.;  NVAL  Healthcare
Systems, Inc.; and Vista Optical Express, Inc.

         "Debtors in Possession" shall mean the Debtors in their capacity as debtors in possession in the Chapter 11 Cases pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

         "DIP Credit Facility" means that certain $25,000,000 Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement, dated as of April 6, 2000, by and among Vista Eyecare, Inc., the Debtor Subsidiaries, and Foothill Capital Corporation, as it may be amended from time to time.

         "DIP Financing Claims" shall mean all Claims arising under or relating to the DIP Credit Facility and all agreements and instruments relating thereto.

         "Disclosure Statement" means the First Amended Disclosure Statement to Accompany First Amended Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code, Filed by Vista Eyecare, Inc. and Certain of Its Debtor Subsidiaries and First Amended Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code, Filed by Frame-n-Lens Optical, Inc.; Midwest Vision, Inc.; New West Eyeworks, Inc.; and Certain of Their Debtor Subsidiaries, as approved by the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy Code and Bankruptcy Rule 3017 in connection with this Plan, as such disclosure statement may be modified, amended, or supplemented from time to time, together with all exhibits, schedules, addenda, or other attachments, if any.

         "Disputed," with reference to a Claim, means (a) any Claim, proof of which was not timely or properly filed and which has been or hereafter is listed on the Schedules of any of the Debtors as unliquidated, disputed, or contingent, or is not listed on the Schedules; (b) any Claim as to which the Debtors, the Committee, or any other party in interest has filed an objection, action to equitably subordinate or otherwise limit recovery thereof, or request for estimation on or prior to the applicable limitation period for objections fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules, or the Bankruptcy Court, except to the extent that such objection, equitable subordination action, or request for estimation is withdrawn or determined by a Final Order in favor of the holder of such Claim; or (c) any Contingent Claim or any Claim which is unliquidated or filed in an undetermined or unspecified amount. A Claim that is "Disputed" under subsection (b) of the definition shall cease to be a Disputed Claim upon the withdrawal of such objection, equitable subordination action, or request for estimation or a determination thereon by a Final Order in favor of the holder of such Claim but only to the extent such Claim is Allowed.

         "Disputed Claims Reserve" means any New Senior Notes and shares of New Common Stock issued to the New Notes Indenture Trustee and the Transfer Agent, respectively, for distribution to holders of Disputed Claims on Subsequent Distribution Dates and the Final Distribution Date pursuant to Section 7.3 of the Plan, if and when such Claims are Allowed.

         "Effective Date" shall be the later of (a) a Business Day determined by the Debtors, not earlier than 5 days nor later than 15 days, after the entry of the Confirmation Order, or (b) the first Business Day on which all of the conditions specified in Sections 10.1 and 10.2 of the Plan have either been satisfied or waived in accordance with Section 10.3 of the Plan.

         "Equity Interest" or "Interest" means (a) a share in any of the Debtors, whether or not transferable or denominated "stock" or a similar security; (b) interest of a limited partner in a limited partnership or limited liability company; or (b) an option, a warrant, or a right, other than a right to convert, to purchase, sell, or subscribe to a share, security, or interest of a kind specified in subparagraph (a) of this paragraph.

         "Estates" shall mean the estates created in these Chapter 11 Cases pursuant to Section 541 of the Bankruptcy Code.

         "Final Distribution Date" means the date on which the Reorganized Debtor makes or causes to be made a final distribution pursuant to Section 7.5 of this Plan. The Final Distribution Date shall be a date, as determined by the Reorganized Debtor, after resolution of all Disputed Claims.

         "Final Order" shall mean an order or judgment of a court of competent jurisdiction as entered on its docket that has not been reversed, stayed pursuant to Bankruptcy Rule 8005 or any other applicable rule of civil or appellate procedure, modified, or amended, and as to which the time to appeal, petition for certiorari, or seek reargument or rehearing has expired, and as to which no notice of appeal, petition for certiorari, or motion for reargument or rehearing was timely filed, or as to which any right to appeal, petition for certiorari, or seek reargument or rehearing has been waived in writing in a manner satisfactory to the Reorganized Debtor, or, if a notice of appeal, petition for certiorari, motion for reargument or rehearing was timely filed, the order or judgment has been affirmed by the highest court to which the order or judgment was appealed or from which the reargument or rehearing was sought, or certiorari has been denied, and the time to file any further appeal or to petition for certiorari or to seek further reargument or rehearing has expired.

         "FNL" means Frame-n-Lens Optical, Inc.

         "General Unsecured Claim" shall mean an Unsecured Claim that is not entitled to priority under Section 507(a) of the Bankruptcy Code.

         "Impaired" means, when used with reference to a Claim, a Claim that is impaired within the meaning of Section 1124 of the Bankruptcy Code.

         "Indenture Trustee" means, with respect to the Senior Note Indenture, State Street Bank and Trust Company, in its capacity as trustee under such indenture.

         "Intercompany Claim" means any Claim held by any Debtor or Affiliate against any other Debtor or Affiliate.

         "Late Claim" means any Claim filed after the Bar Date applicable to that Claim.

         "Lien" means charge against or interest in property to secure payment of a Debt or performance of an obligation.

         "Midwest" means Midwest Vision, Inc.

         "New Common Stock" means shares of common stock, par value $0.01 per share, of the Reorganized Debtor, authorized pursuant to the certificate of incorporation of the Reorganized Debtor.

         "New Notes Indenture" means the indenture between the Reorganized Debtor, as issuer, and the New Notes Indenture Trustee, pursuant to which the New Senior Notes will be issued.

         "New Notes Indenture Trustee" means the bank or trust company that will serve as trustee under the New Notes Indenture.

         "New Senior Notes" shall mean up to $120 million in promissory notes authorized and to be issued pursuant to the Plan and the Subsidiaries' Plan and the New Notes Indenture, on the terms and subject to the conditions described in Exhibit "A" attached hereto.

         "New West" means New West Eyeworks, Inc.

         "Other Priority Claim" shall mean Claims entitled to priority pursuant to Section 507(a) of the Bankruptcy Code (other than Administrative Claims and Priority Tax Claims), including, without limitation, certain Allowed employee compensation Claims of the Debtors' employees incurred within ninety (90) days prior to the Petition Date, as described in Section 507(a)(3) of the Bankruptcy Code, and certain Claims for contributions to an employee benefit plan arising from services rendered within one hundred eighty (180) days prior to the Petition Date, as described in Section 507(a)(4) of the Bankruptcy Code.

         "Other Secured Claim" shall mean any Claim, other than the DIP Financing Claims, to the extent reflected in the Schedules or a proof of claim filed as a Secured Claim, which is secured by a Lien on Collateral to the extent of the value of such Collateral, as determined in accordance with Section 506(a) of the Bankruptcy Code, or, in the event that such Claim is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of such setoff.

         "Person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, the U.S. Trustee, or a government or any particular subdivision thereof, or other entity.

         "Petition Date" shall mean April 5, 2000, the date on which the Debtors filed their Chapter 11 petitions with the Bankruptcy Court commencing the Chapter 11 Cases.

         "Plan" shall mean this First Amended Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code, Filed by Vista Eyecare, Inc. and Certain of Its Debtor Subsidiaries, in its present form or as it may be modified, amended, or supplemented from time to time, together with all exhibits, schedules, addenda, or other attachments, if any.

         "Priority Tax Claim" means any Unsecured Claim held by a governmental unit entitled to priority in right of payment pursuant to Section 507(a)(8) of the Bankruptcy Code.

         "Pro Rata" shall mean, at any time, the same proportion that the amount of a Claim in a particular Class bears to the aggregate amount of all Claims (including Disputed Claims) in such Class.

         "Released  Parties"  shall have the  meaning  assigned  to such term in
Section 11.4 of the Plan.

         "Reorganized Debtor" shall mean the Debtors, substantively consolidated with and into Vista Eyecare, Inc. (to be renamed National Vision Associates Inc. or such other name as may be designated by the Debtors) by the Bankruptcy Court on and after the Effective Date, as described in Section 6.1 of the Plan, which entity shall be, and the Confirmation Order shall so provide, the successor to the Debtors, and each of them, for all purposes.

         "Schedules" shall mean the schedules of assets and liabilities filed by the Debtors with the Bankruptcy Court pursuant to Section 521(1) of the Bankruptcy Code as they have been or may be amended or supplemented from time to time in accordance with Bankruptcy Rule 1009.

         "Secured Claim" shall mean a Claim which is a secured claim as defined in Section 506 of the Bankruptcy Code.

         "Senior Note Claims" shall mean all Claims directly or indirectly arising from or under or related in any way to the Senior Note Indenture, the Senior Notes, and any of the documents, instruments, and agreements relating thereto, as amended, supplemented, or modified.

         "Senior Note Indenture" means that certain Indenture, dated as of October 8, 1998, between National Vision Associates, Ltd., now known as Vista Eyecare, Inc., as issuer; each of the Debtor Subsidiaries (with the exception of Vista Optical Express, Inc.), and nondebtors International Vision Associates of Ontario, Ltd. and International Vision Associates of Canada, Ltd., as guarantors; and State Street Bank and Trust Company, as Indenture Trustee, pursuant to which the Senior Notes were issued, together with any amendments or supplements thereto.

         "Senior Noteholders" shall mean the holders of the Senior Notes.

         "Senior Notes" shall mean the $125,000,000 12 3/4% Senior Notes, due 2005, of National Vision Associates, Ltd., now known as Vista Eyecare, Inc., issued and outstanding pursuant to the Senior Note Indenture, together with any amendments or supplements thereto.

         "Subordinated Claim" means any Claim (a) payment of which is subordinated in right of treatment or payment to other Claims under an agreement enforceable under applicable non-bankruptcy law, but only to the extent provided in such agreement, (b) for reimbursement or contribution of an entity that is liable with the Debtors, or any of them, on another Creditor's Allowed Claim unless and until such Claim is paid in full; or (c) subordinated in right of treatment or payment pursuant to Sections 509(c) or 510 of the Bankruptcy Code.

         "Subsequent Distribution" means any distribution of Available Shares or Available Notes made to the holders of Allowed General Unsecured Claims on a Subsequent Distribution Date in accordance with Section 7.4 of the Plan.

         "Subsequent Distribution Date" means any date, as determined by the Reorganized Debtor, which is after the Effective Date and prior to the Final Distribution Date on which a distribution of Available Shares or Available Notes is made to holders of Allowed General Unsecured Claims in accordance with
Section 7.4 of the Plan.

         "Subsidiaries' Plan" means the First Amended Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code, Filed by Frame-n-Lens Optical, Inc.; Midwest Vision, Inc.; New West Eyeworks, Inc.; and Certain of Their Debtor Subsidiaries.

         "Transfer Agent" means the transfer agent for the New Common Stock.

         "Unsecured Claim" shall mean a Claim for which no property of any of the Debtors' Estates serves as security or Collateral.

         "U.S. Trustee" shall mean the United States Trustee appointed pursuant to Section 581, Title 28, United States Code, to serve in the Northern District of Georgia.

         "Vista" means Vista Eyecare, Inc.

         In addition to the definitions set forth hereinabove, and insofar as not inconsistent or in conflict with said definitions, the words in this Plan (whether capitalized or not) shall have the meanings ascribed thereto by the Bankruptcy Code and the Bankruptcy Rules. As used in this Plan, masculine pronouns shall be deemed to include the feminine and neuter, and all terms used in the singular shall include the plural and vice versa. The words "herein," "hereof," and "hereunder" and any other words of similar import refer to the Plan as a whole, including all exhibits attached to this Plan, as the same may from time to time be amended or supplemented, and not to any particular article, section, or subdivision contained in the Plan.

ARTICLE III.      CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

         In accordance with Section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims have not been classified for purposes of voting or receiving distributions under the Plan. Instead, all such Claims are treated as unclassified Claims on the terms set forth in Article IV of the Plan. All other Claims against and Equity Interests in the Debtors are placed in the Classes set forth below. A Claim is in a particular Class only to the extent that the Claim qualifies within the description of that Class, and (unless otherwise noted herein) is in a different Class to the extent that the remainder of the Claim qualifies within the description of some other Class. A Claim is also placed in a particular Class for the purpose of receiving distributions pursuant to the Plan only to the extent that such Claim is an Allowed Claim in that Class and such Claim has not been paid, released, or otherwise settled prior to the Effective Date.

         The Classes of Claims of Creditors and holders of Equity Interests under this Plan are as follows:

         Class 1 consists of all Other Priority Claims.

         Class 2 consists of all DIP Financing Claims.

         Class 3 consists of all Other Secured Claims.

         Class 4 consists of all Convenience Claims. Convenience Claims are classified only in Class 4 of this Plan and shall not receive treatment under any other Classes.

         Class 5 consists of all General Unsecured Claims, excluding any Convenience Claims, Late Claims, Subordinated Claims, and Intercompany Claims.

         Class 6 consists of all Late Claims and Subordinated Claims. Such Claims are classified only in Class 6 of the Plan and shall not receive treatment under any other Classes.

         Class 7 consists of all Intercompany Claims. Intercompany Claims are classified only in Class 7 of this Plan and shall not receive treatment under any other Classes.

         Class 8 consists of all Equity Interests.

ARTICLE IV.       TREATMENT OF UNCLASSIFIED ADMINISTRATIVE CLAIMS
                  AND PRIORITY TAX CLAIMS

         SECTION 4.1. ADMINISTRATIVE CLAIMS. Except to the extent that any entity entitled to payment of any Allowed Administrative Claim agrees to a different treatment, each holder of an Allowed Administrative Claim shall receive (a) Cash in an amount equal to such Allowed Administrative Claim on the later of the Effective Date and the date such Administrative Claim becomes an Allowed Administrative Claim, or as soon after allowance as is practicable, or
(b) such other treatment as the Debtors or the Reorganized Debtor and such holder shall have agreed upon in writing. Before payment by the Debtors of an Administrative Claim, a Person asserting an Administrative Claim must comply with the requisites of Section 503 of the Bankruptcy Code; provided however, no request for payment shall be required with respect to Administrative Claims that have been incurred prior to the Confirmation Date, the obligation of which is liquidated and non-contingent and was incurred by any of the Debtors in the ordinary course of their business and the administration of their respective Estates prior to the Confirmation Date. With respect to all other Administrative Claims, a request for payment must be filed by the claimant with the Bankruptcy Court on or prior to the Administrative Claim Bar Date established by the Bankruptcy Court or such claim shall be disallowed and forever barred, with the exception of fees and other charges and expenses of professionals of the Debtors and the Committee employed under Sections 327, 328, and 1103 of the Bankruptcy Code and members of the Committee for their expenses incurred in service on the Committee, which are dealt with in the next paragraph.

         SECTION 4.2. PROFESSIONAL AND COMMITTEE MEMBER COMPENSATION AND REIMBURSEMENT CLAIMS. All professionals of the Debtors and the Committee and members of the Committee seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Effective Date (a) shall file with the Bankruptcy Court their respective final applications for allowance of compensation for services rendered and reimbursement of expenses incurred through the Effective Date by the date that is 60 days after the Effective Date or such other date as may be fixed by the Bankruptcy Court and (b) if granted, such an award by the

Bankruptcy Court shall be paid in full in such amounts as are awarded by the Bankruptcy Court (i) on the date such Administrative Claim becomes an Allowed Administrative Claim, or as soon after allowance as is practicable or (ii) upon such other terms as may be mutually agreed upon between such holder of an Administrative Claim and the Debtors in Possession or, on and after the Effective Date, the Reorganized Debtor. All professional fees and expenses incurred by the Debtors or the Reorganized Debtor after the Effective Date shall be paid in the ordinary course of business of the Debtors or the Reorganized Debtor, without the need for filing a fee application. The Bankruptcy Court shall retain jurisdiction to resolve any dispute with respect to the payment of any such fees or expenses upon application by the affected professional.

         SECTION 4.3. PRIORITY TAX CLAIMS. Except to the extent that a holder of an Allowed Priority Tax Claim agrees to a less favorable treatment, each holder of an Allowed Priority Tax Claim shall receive, at the sole option of the Reorganized Debtor, in full and final satisfaction of such Claim: (a) Cash in an amount equal to such Allowed Priority Tax Claim on the later of the Effective Date and the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon after allowance as is practicable, or (b) over a period through the sixth anniversary of the date of assessment of such Allowed Priority Tax Claim, equal annual Cash payments in an aggregate amount equal to such Allowed Priority Tax Claim, together with interest (i) with respect to federal taxes, at a fixed annual rate equal to the federal statutory rate as provided in 26 U.S.C. Section 6621; and (ii) with respect to state and city taxes, at the rate applicable under state or local law. A holder of a Claim who has asserted such Claim against more than one Debtor or against a Debtor and any of FNL, Midwest, or New West, or any of their subsidiaries, arising from or related to the same obligation, transaction, occurrence, claim, or cause of action (whether the basis for the asserted liability or obligation arises from contract, guarantee, or operation of law) shall be treated as having a single Claim for purposes of distribution under this Plan and the Subsidiaries' Plan.

ARTICLE V. TREATMENT OF CLASSIFIED CLAIMS AND EQUITY INTERESTS, IMPAIRMENT, VOTING, AND CRAMDOWN

         SECTION 5.1.  CLASS 1 - OTHER PRIORITY CLAIMS.

              (a) Distributions. Except to the extent that a holder of an Allowed Other Priority Claim shall have agreed in writing to a less favorable treatment, each holder of an Allowed Other Priority Claim shall receive payment in an amount equal to such Allowed Claim in full in Cash on the later of (i) the Effective Date and (ii) the date when such Other Priority Claim becomes an Allowed Claim, or as soon after allowance as is practicable, in full and final satisfaction of such Claim. A holder of a Claim who has asserted such Claim against more than one Debtor or against a Debtor and any of FNL, Midwest, or New West, or any of their subsidiaries, arising from or related to the same obligation, transaction, occurrence, claim, or cause of action (whether the basis for the asserted liability or obligation arises from contract, guarantee, or operation of law) shall be treated as having a single Claim for purposes of distribution under this Plan and the Subsidiaries' Plan.

              (b) Impairment and Voting. Class 1 is unimpaired under the Plan. Holders of Allowed Claims in Class 1 are presumed to accept the Plan and are not entitled to vote to accept or reject the Plan.

         SECTION 5.2.  CLASS 2 - DIP FINANCING CLAIMS.

              (a) Distributions. Except to the extent that a holder of an Allowed Claim in this Class shall have agreed in writing to a less favorable treatment, on the Effective Date of the Subsidiaries' Plan, each holder of a DIP Financing Claim shall receive payment in full in Cash, in full and final satisfaction of such Claim. A holder of a Claim who has asserted such Claim against more than one Debtor or against a Debtor and any of FNL, Midwest, or New West, or any of their subsidiaries, arising from or related to the same obligation, transaction, occurrence, claim, or cause of action (whether the basis for the asserted liability or obligation arises from contract, guarantee, or operation of law) shall be treated as having a single Claim for purposes of distribution under this Plan and the Subsidiaries' Plan.

              (b) Impairment and Voting. Class 2 is unimpaired under the Plan. Each holder of a DIP Financing Claim is presumed to accept the Plan and is not entitled to vote to accept or reject the Plan.

         SECTION 5.3.   CLASS 3 - OTHER SECURED CLAIMS.

              (a) Distributions. Except to the extent that a holder of an Allowed Other Secured Claim shall have agreed in writing to a less favorable treatment, at the sole option of the Debtors, (i) each Allowed Other Secured Claim shall be reinstated and rendered unimpaired in accordance with Section
1124(2) of the Bankruptcy Code, notwithstanding any contractual provision or applicable nonbankruptcy law that entitles the holder of an Allowed Other Secured Claim to demand or receive payment of such Allowed Other Secured Claim prior to the stated maturity of such Allowed Other Secured Claim from and after the occurrence of a default, (ii) each holder of an Allowed Other Secured Claim shall receive Cash in an amount equal to such Allowed Other Secured Claim, including any interest on such Allowed Other Secured Claim required to be paid pursuant to Section 506(b) of the Bankruptcy Code, on the later of the Effective Date and the date such Allowed Other Secured Claim becomes an Allowed Other Secured Claim, or as soon after allowance as is practicable, or (iii) each holder of an Allowed Other Secured Claim shall receive the Collateral securing its Allowed Other Secured Claim and any interest on such Allowed Other Secured Claim required to be paid pursuant to Section 506(b) of the Bankruptcy Code, in full and complete satisfaction of such Allowed Other Secured Claim on the later of the Effective Date and the date such Allowed Other Secured Claim becomes an Allowed Other Secured Claim, or as soon after allowance as is practicable, in full and final satisfaction of such Claim. A holder of a Claim who has asserted such Claim against more than one Debtor or against a Debtor and any of FNL, Midwest, or New West, or any of their subsidiaries, arising from or related to the same obligation, transaction, occurrence, claim, or cause of action (whether the basis for the asserted liability or obligation arises from contract, guarantee, or operation of law) shall be treated as having a single Claim for purposes of distribution under this Plan and the Subsidiaries' Plan.

              (b) Impairment and Voting. Class 3 is unimpaired under the Plan. The holders of Allowed Claims in Class 3 are presumed to accept the Plan and are not entitled to vote to accept or reject the Plan.

         SECTION 5.4.  CLASS 4 - CONVENIENCE CLAIMS.

              (a) Distributions. Except to the extent that a holder of an Allowed Claim in this Class shall have agreed in writing to a less favorable treatment, each holder of an Allowed Convenience Claim in Class 4 shall receive Cash in an amount equal to 75% of such Allowed Convenience Claim on the later of
(i) the Effective Date, or (ii) 30 days after the date on which such Claim becomes an Allowed Convenience Claim, or as soon after allowance as is practicable, in full and final satisfaction of such Claim. A holder of a Claim who has asserted such Claim against more than one Debtor or against a Debtor and any of FNL, Midwest, or New West, or any of their subsidiaries, arising from or related to the same obligation, transaction, occurrence, claim, or cause of action (whether the basis for the asserted liability or obligation arises from contract, guarantee, or operation of law) shall be treated as having a single Claim for purposes of distribution under this Plan and the Subsidiaries' Plan.

              (b) Impairment and Voting. Class 4 is Impaired under the Plan. The holders of Allowed Convenience Claims in Class 4 are entitled to vote to accept or reject the Plan.

              (c) Election to be Treated as a Convenience Claim. By checking the appropriate box on a timely cast Ballot, the holder of an Allowed General Unsecured Claim in an amount greater than $1,500 may elect to reduce the amount of its Allowed General Unsecured Claim to $1,500 and to receive a distribution upon such Allowed Class 4 Convenience Claim of 75% of such reduced amount, which would be $1,125 (i.e., 75% of $1,500). Such an election shall constitute a waiver of the right to collect, and a release of, the amount of the Allowed General Unsecured Claim in excess of $1,500, and the holder of such Allowed Class 4 Convenience Claim shall be deemed to have released the Reorganized
Debtor, the Debtors and their Estates, and their property from any and all liability for the amount in excess of $1,500. The holder of an Allowed General Unsecured Claim which timely elects to reduce the amount of its Allowed Claim to $1,500 shall be deemed to be the holder of an Allowed Class 4 Convenience Claim for classification, voting, and all other purposes under the Plan.

         SECTION 5.5.   CLASS 5 - GENERAL UNSECURED CLAIMS.

              (a) Distributions. Except to the extent that a holder of an Allowed Claim in this Class shall have agreed in writing to a less favorable treatment, each holder of an Allowed General Unsecured Claim (excluding Convenience Claims, Late Claims, Subordinated Claims, and Intercompany Claims) in Class 5 under this Plan and Class 5 under the Subsidiaries' Plan shall receive its Pro Rata share of (i) Available Notes and (ii) Available Shares, in full and final satisfaction of such Claim. Each holder of a Class 5 Allowed General Unsecured Claim will receive its distribution on the later of (i) the Effective Date, or (ii) 30 days after the date on which such Claim becomes an Allowed General Unsecured Claim, or as soon after allowance as is practicable.

If, after the Effective Date, any further Available Shares or Available Notes are available from the release of New Common Stock or New Senior Notes from the Disputed Claims Reserve, then each holder of an Allowed General Unsecured Claim (excluding Convenience Claims, Late Claims, Subordinated Claims, and Intercompany Claims) will receive on a Subsequent Distribution Date, if any, and the Final Distribution Date, Available Shares and Available Notes on account of its Allowed General Unsecured Claim in accordance with this Section 5.5 and Sections 7.4 and 7.5 of the Plan. A holder of a Claim who has asserted such Claim against more than one Debtor or against a Debtor and any of FNL, Midwest, or New West, or any of their subsidiaries, arising from or related to the same obligation, transaction, occurrence, claim, or cause of action (whether the basis for the asserted liability or obligation arises from contract, guarantee, or operation of law) shall be treated as having a single Claim for purposes of distribution under this Plan and the Subsidiaries' Plan.

              (b) Impairment and Voting. Class 5 is Impaired under the Plan. Each holder of an Allowed General Unsecured Claim in Class 5 is entitled to vote to accept or reject the Plan.

         SECTION 5.6.  CLASS 6 - LATE CLAIMS AND SUBORDINATED CLAIMS.

              (a) Distributions. Each holder of a Class 6 Claim shall receive no distribution on account of its Class 6 Claim.

              (b) Impairment and Voting. Class 6 is Impaired under the Plan. Because the holders of Class 6 Claims are receiving no distributions, they are conclusively presumed to have rejected the Plan in accordance with Section 1126(g) of the Bankruptcy Code and are not entitled to vote to accept or reject the Plan.

         SECTION 5.7.  CLASS 7 - INTERCOMPANY CLAIMS.

              (a) Distributions. Each holder of a Class 7 Claim shall receive no distribution on account of its Class 7 Claim.

              (b) Impairment and Voting. Class 7 is Impaired under the Plan. Because the holders of Class 7 Claims are receiving no distributions, they are conclusively presumed to have rejected the Plan in accordance with Section 1126(g) of the Bankruptcy Code and are not entitled to vote to accept or reject the Plan.

         SECTION 5.8.  CLASS 8 - EQUITY INTERESTS.

              (a) Distributions. The holders of Class 8 Equity Interests shall receive no distributions whatsoever on account of such Equity Interests. All Equity Interests in each of the Debtors shall be canceled on the Effective Date.

              (b) Impairment and Voting. Class 8 is Impaired under the Plan. Because the holders of Equity Interests are receiving no distributions, they are conclusively presumed to have rejected the Plan in accordance with Section 1126(g) of the Bankruptcy Code and are not entitled to vote to accept or reject the Plan.

         SECTION 5.9. IMPAIRED AND UNIMPAIRED CLASSES. Classes 4, 5, 6, 7, and 8 are Impaired under the Plan. Classes 1, 2, and 3 are unimpaired under the Plan.

         SECTION 5.10. CLASSES ENTITLED TO VOTE. Each Impaired Class of Claims or Equity Interests shall be entitled to vote separately to accept or reject this Plan; provided however, that Classes 6, 7, and 8 are deemed to have rejected the Plan and thus are not entitled to vote on the Plan. Any unimpaired Classes of Claims or Equity Interests are deemed to have accepted the Plan under the provisions of Section 1126(f) of the Bankruptcy Code and shall not be entitled to vote to accept or reject this Plan. Accordingly, the Debtors will not solicit acceptances of the Plan from unimpaired Classes. Any Person electing to reduce a Claim to $1,500 on the Ballot and have the Claim treated as a Convenience Claim will vote only in Class 4 under this Plan.

         SECTION 5.11. CLASS ACCEPTANCE REQUIREMENTS. A Class of Claims shall have accepted this Plan if it is accepted by at least two-thirds (2/3) in amount and more than one-half (1/2) in number of the Claims of such Class that are allowed to vote and have voted on this Plan.

         SECTION 5.12. 11 U.S.C. SECTION 1129. Because Classes 6, 7, and 8 are deemed to have rejected the Plan, the Debtors, as proponents of the Plan, request that the Bankruptcy Court confirm this Plan with respect to such Classes in accordance with Section 1129(b) of the Bankruptcy Code, the cramdown provision. If any other Impaired Class fails to accept this Plan in accordance with Section 1129(a) of the Bankruptcy Code, this Plan shall constitute a request by the Debtors that the Bankruptcy Court confirm this Plan pursuant to
Section 1129(b) of the Bankruptcy Code.

         SECTION 5.13. SEPARATE VOTING BY HOLDERS OF CLAIMS AGAINST EACH DEBTOR. The Estate of each Debtor shall be deemed to have the Claims classified as provided in Article III. Separate ballots will be cast with respect to Claims asserted against each Debtor. Voting results shall be determined separately for each Debtor.


ARTICLE VI.       IMPLEMENTATION OF THE PLAN

         SECTION 6.1. SUBSTANTIVE CONSOLIDATION. The Plan contemplates and is predicated upon the entry by the Bankruptcy Court of an order providing for the substantive consolidation on the Effective Date of the three Consolidated Subsidiaries and their Estates with and into Vista Eyecare, Inc. and its Estate. Pursuant thereto, the assets and liabilities of the Consolidated Subsidiaries shall be deemed merged with and all Claims against any of such entities shall be deemed liabilities of Vista Eyecare, Inc., as Reorganized Debtor, and satisfied in accordance with this Plan. Pursuant to the substantive consolidation order, on the Effective Date: (a) all assets and all liabilities of the Debtors will be treated as though the Debtors were merged; (b) any obligation of any Debtor and all guarantees thereof executed by one or more of the Debtors will be deemed to be one obligation of the consolidated Debtors; (c) any Claims filed or to be filed in connection with any such obligation and such guarantees will be deemed one Claim against the consolidated Debtors; (d) each and every Claim filed in the individual case of any of the Debtors will be deemed filed against the consolidated Debtors in the consolidated case; and (e) for purposes of determining the availability of the right of setoff under Section 553 of the Bankruptcy Code, the Debtors shall be treated as one entity so that, subject to the other provisions of Section 553 of the Bankruptcy Code, debts due to any of the Debtors may be set off against the debts of any of the Debtors.

         SECTION 6.2.  DIRECTORS AND OFFICERS OF THE REORGANIZED DEBTOR.

              (a) Board of Directors. As of the Effective Date, the board of directors of the Reorganized Debtor shall initially consist of 5 members to be selected by the Committee, whose names shall be disclosed on or before the date of the Confirmation Hearing. The board of directors of the Reorganized Debtor will select a chairman at its initial meeting.

              (b) Officers of the Reorganized Debtor. The officers of Vista Eyecare, Inc. immediately prior to the Effective Date shall serve as the initial officers of the Reorganized Debtor on and after the Effective Date. Such officers may continue to serve in accordance with such terms as may be negotiated with the Reorganized Debtor and applicable nonbankruptcy law. The employee severance program that was approved by the Bankruptcy Court in its Order Authorizing and Approving Employee Severance Program, entered in the Chapter 11 Cases on April 18, 2000, shall be binding upon the Reorganized Debtor, as the successor to the Debtors, through and including one year after the Effective Date.

         SECTION 6.3.  SECURITIES TO BE ISSUED PURSUANT TO THE PLAN.

              (a) New Common Stock. On the Effective Date, the issuance by the Reorganized Debtor of 10,000,000 shares of New Common Stock is hereby authorized without further act or action under applicable law, regulation, rule, or order. On the Effective Date, the Reorganized Debtor will actually issue 5,000,000 of the 10,000,000 in authorized shares of New Common Stock. Each share of New Common Stock will entitle its holder to one vote, with no cumulative voting rights. Holders of New Common Stock will have the right to participate proportionately in any dividends distributed by the Reorganized Debtor. Each holder of at least five percent (5%) of New Common Stock will not offer, sell, contract to sell, or otherwise dispose of any shares of New Common Stock for a period of three years from the Effective Date without the prior written consent of Vista, as Reorganized Debtor.

              (b) New Senior Notes. The New Senior Notes will be issued by the Reorganized Debtor pursuant to the New Notes Indenture, which will be qualified under the Trust Indenture Act of 1939, as amended. An indenture trustee will be selected prior to the Confirmation Hearing. A summary of the principal terms and conditions of the New Senior Notes, which is subject to amendment pursuant to agreement among the Debtors and the Committee, is attached hereto as Exhibit "A."

         SECTION 6.4. REORGANIZED DEBTOR'S INCENTIVE PLAN. On or after the Effective Date, the board of directors of the Reorganized Debtor may adopt an incentive plan which may include options to acquire shares of New Common Stock to be granted to its officers and directors.

         SECTION 6.5. CANCELLATION AND SURRENDER OF EXISTING SECURITIES AND AGREEMENTS. On the Effective Date, the Senior Notes and Equity Interests in any of the Debtors shall be deemed canceled, terminated, and of no further force and effect without any further action on the part of the Bankruptcy Court, the Debtors, or any other Person. The holders of instruments, securities, and other documentation evidencing such canceled Senior Notes and Equity Interests, including the Senior Note Indenture (except as provided in Section 7.1), shall have no rights arising from or relating to such instruments, securities, and other documentation or the cancellation thereof, except the rights provided pursuant to the Plan. All obligations of the Debtors under the Senior Note Indenture shall terminate as of the Effective Date except as to any obligation to pay expenses of the Indenture Trustee for distributions as contemplated by Sections 7.1 and 7.8 of the Plan.

         SECTION 6.6. APPLICABILITY OF SECTION 1125 OF THE BANKRUPTCY CODE. The protection afforded by Section 1125(e) of the Bankruptcy Code with respect to the solicitation of acceptances or rejections of the Plan and with regard to the offer, issuance, sale, or purchase of the New Common Stock and the New Senior Notes, shall apply to the full extent provided by law, and the entry of the Confirmation Order shall constitute the Bankruptcy Court's determination that the Debtors, the Reorganized Debtor, and the Committee, and each of their respective officers, directors, partners, employees, members, agents, attorneys, accountants, or other professionals, shall have acted in good faith and in compliance with the applicable provisions of the Bankruptcy Code pursuant to
Section 1125(e) thereof.

         SECTION 6.7. BANKRUPTCY CODE SECTION 1145 EXEMPTION. Pursuant to, in accordance with, and solely to the extent provided under Section 1145 of the Bankruptcy Code, the issuance of New Senior Notes and New Common Stock to the Debtors' Creditors under the Plan is exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and any state or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker or dealer in such New Senior Notes and New Common Stock and is deemed to be a public offering of New Senior Notes and New Common Stock.

ARTICLE VII.      PROVISIONS GOVERNING DISTRIBUTIONS

         SECTION 7.1. DELIVERY OF DISTRIBUTIONS. Except as may otherwise be specifically provided, distributions made under the Plan shall be in exchange for and in complete satisfaction, discharge, and release of all Claims of any nature whatsoever against the Reorganized Debtor and the Debtors or any of their respective Estates, assets, or properties. Distributions under the Plan shall be deemed made by the Reorganized Debtor or its designees to the holders of Allowed Claims when deposited in the United States mail, first class postage prepaid and directed to the Creditor at the address denominated in the proof of claim filed with the Bankruptcy Court, or if the Creditor has not filed a proof of claim, to the Creditor at the address listed in the Debtors' Schedules, or to such other address as the Creditor shall provide in writing to the Reorganized Debtor in accordance with the notice provisions detailed in this Plan; provided however, that all distributions to the holders of Allowed Senior Note Claims shall be made in accordance with the Senior Note Indenture. The Reorganized Debtor shall cause distributions of New Senior Notes and New Common Stock to be made initially to the New Notes Indenture Trustee and the Transfer Agent, respectively, who shall make the distributions to the holders of Allowed General Unsecured Claims or, in the case of holders of Allowed Senior Note Claims, to the Indenture Trustee for further distribution to individual holders of Allowed Senior Note Claims in accordance with the Senior Note Indenture. Notwithstanding any provisions in the Plan to the contrary, the Senior Note Indenture will continue in effect to the extent necessary to allow the Indenture Trustee to receive and make distributions pursuant to the Plan on account of Allowed Senior Note Claims.

         SECTION 7.2. EFFECTIVE DATE DISTRIBUTION. On the Effective Date, or as soon thereafter as practicable, the then Available Notes and Available Shares shall be distributed on a Pro Rata basis to the holders of Allowed General Unsecured Claims in Class 5. A Disputed Claims Reserve will be established for those Claims in Class 5 that are not yet resolved and Allowed on the Effective Date.

         SECTION 7.3. DISPUTED CLAIMS RESERVE. On the date on which the Reorganized Debtor makes or causes to be made the initial distribution to holders of Allowed General Unsecured Claims pursuant to Sections 7.1 and 7.2 of the Plan, the Reorganized Debtor shall deposit or cause to be deposited with the New Notes Indenture Trustee an aggregate number of New Senior Notes and with the Transfer Agent an aggregate number of shares of New Common Stock sufficient to distribute to each holder of a Disputed General Unsecured Claim (i) the number of New Senior Notes and shares of New Common Stock that such holder would have been entitled to receive under the Plan if such Claim had been an Allowed General Unsecured Claim on the date of such initial distribution, or (ii) such amount as the Bankruptcy Court may otherwise order (the "Disputed Claims Reserve"). New Senior Notes and shares of New Common Stock shall be withheld by the New Notes Indenture Trustee and the Transfer Agent, respectively, and reserved for distribution to holders of Disputed Claims until such time as such notes and/or shares are distributed to holders of Allowed Claims. Until such distribution, shares of New Common Stock held for the benefit of holders of Disputed General Unsecured Claims shall be treated as treasury stock for voting purposes. The holder of a Disputed General Unsecured Claim that becomes an Allowed Claim subsequent to the Effective Date shall receive a distribution of New Senior Notes and New Common Stock from the Disputed Claims Reserve as soon thereafter as is practicable. Such distributions shall be made in accordance with the Plan based on the distributions that would have been made to such holder under the Plan if the Disputed General Unsecured Claim had been an Allowed Claim on or prior to the Effective Date. If at any time or from time to time after the Effective Date, there shall be New Senior Notes and/or shares of New Common Stock in the Disputed Claims Reserve in an amount in excess of the amount which the Reorganized Debtor is required at such time to reserve on account of Disputed General Unsecured Claims under the Plan or pursuant to any

Order of the Bankruptcy Court, such excess shares of New Common Stock and excess New Senior Notes shall become available for distribution in accordance with the Plan.

         SECTION 7.4. DISTRIBUTIONS ON SUBSEQUENT DISTRIBUTION DATES. Unless otherwise provided in the Plan, to the extent there are Available Shares or Available Notes subsequent to the Effective Date as a result of the release of shares of New Common Stock and New Senior Notes from the Disputed Claims Reserve in accordance with Section 7.3 of the Plan or the return of unclaimed, undeliverable or time-barred distributions to holders of Allowed General Unsecured Claims pursuant to Section 7.16 of the Plan, the Reorganized Debtor shall cause the Transfer Agent and the New Notes Indenture Trustee to distribute on a Subsequent Distribution Date such Available Shares and Available Notes to the holders of General Unsecured Claims entitled thereto that were Allowed on the Effective Date, or subsequently have become Allowed on or before such Subsequent Distribution Date, in amounts necessary to cause such holders to have received aggregate distributions of shares of New Common Stock and New Senior Notes in respect of such Allowed General Unsecured Claims equal to the distributions that such holders would have received in respect of such Allowed General Unsecured Claims on the Effective Date if (i) such Available Shares and Available Notes had been available for distribution on the Effective Date, (ii) such Allowed General Unsecured Claims had been Allowed on the Effective Date in the amounts in which they are Allowed on such Subsequent Distribution Date, and
(iii) Claims or portions thereof that have become disallowed subsequent to the Effective Date and on or before such Subsequent Distribution Date had been disallowed on the Effective Date. Notwithstanding the foregoing, no distribution under this Section 7.4 will be made if, in the discretion of the Reorganized Debtor, there are not sufficient Available Shares and Available Notes to make a cost-efficient distribution, taking into account the size of the distribution to be made and the number of recipients of such distribution.

         SECTION 7.5. DISTRIBUTIONS ON THE FINAL DISTRIBUTION DATE. Unless otherwise provided in this Plan, to the extent there are Available Shares and Available Notes subsequent to the Effective Date as a result of the release of shares of New Common Stock and New Senior Notes from the Disputed Claims Reserve in accordance with Section 7.3 of the Plan or the return of unclaimed, undeliverable or time-barred distributions to holders of Allowed General Unsecured Claims pursuant to Section 7.16 of the Plan, the Reorganized Debtor shall cause the Transfer Agent and the New Notes Indenture Trustee to distribute on the Final Distribution Date all such Available Shares and Available Notes to the holders of General Unsecured Claims entitled thereto that were Allowed on the Effective Date, or subsequently have become Allowed on or before the Final Distribution Date, in amounts necessary to cause such holders to have received aggregate distributions of shares of New Common Stock and New Senior Notes in respect of such Allowed Claims equal to the distributions that such holders would have received in respect of such Allowed General Unsecured Claims on the Effective Date if (i) such Available Shares and Available Notes had been available for distribution on the Effective Date, (ii) such Allowed General Unsecured Claims had been Allowed on the Effective Date in the amounts in which they are Allowed on the Final Distribution Date, and (iii) Claims or portions thereof that have become disallowed subsequent to the Effective Date and on or before the Final Distribution Date had been disallowed on the Effective Date.

         SECTION 7.6. FRACTIONAL NOTES AND FRACTIONAL SHARES.

              (a) Fractional Notes. Notwithstanding any other provision in the Plan to the contrary, no fractional denominations of New Senior Notes shall be issued pursuant to the Plan. Whenever the issuance of any New Senior Note would otherwise call for the issuance in an amount for a fraction of a New Senior Note (issued in $1,000 denominations), the actual issuance of such New Senior Note shall reflect a rounding of such fraction to the nearest whole New Senior Note denomination (up or down), with half denominations being rounded down. If two or more holders are entitled to equal fractional entitlements and the number of holders so entitled exceeds the number of whole notes, as the case may be, which remain to be allocated, the Reorganized Debtor shall allocate the remaining whole notes to such holders by random lot or such other impartial method as the Reorganized Debtor deems fair, in the Reorganized Debtor's sole discretion. Upon the allocation of all of the whole notes authorized under the Plan, all remaining fractional portions of the entitlements shall be canceled and shall be of no further force and effect.

              (b) Fractional Shares. Notwithstanding any other provision in the Plan to the contrary, no fractional shares of New Common Stock shall be issued pursuant to the Plan. Whenever any payment of a fraction of a share of New Common Stock would otherwise be required under the Plan, the actual distribution made shall reflect a rounding of such fraction to the nearest whole share (up or down), with half shares or less being rounded down and fractions in excess of a half of a share being rounded up. If two or more holders are entitled to equal fractional entitlements and the number of holders so entitled exceeds the number of whole shares, as the case may be, which remain to be allocated, the Reorganized Debtor shall allocate the remaining whole shares to such holders by random lot or such other impartial method as the Reorganized Debtor deems fair, in the Reorganized Debtor's sole discretion. Upon the allocation of all of the whole shares authorized under the Plan, all remaining fractional portions of the entitlements shall be canceled and shall be of no further force and effect.

         SECTION 7.7. RECORD DATE FOR DISTRIBUTION. On the close of business on the Confirmation Date, the Debtors' records for transfer of the Senior Notes shall close and the Debtors, the Reorganized Debtor, and the Indenture Trustee shall not be obligated to recognize of record any transfers of Senior Notes occurring after that date. The Debtors, the Reorganized Debtor, and the Indenture Trustee shall be entitled to recognize and deal for purposes of the Plan with only those record holders of the Senior Notes as of the close of business on the Confirmation Date.

         SECTION 7.8. INDENTURE TRUSTEE'S FEES AND EXPENSES REGARDING DISTRIBUTIONS. The fees and expenses of the Indenture Trustee and its professionals under the Indenture will be paid by the Debtors and/or the Reorganized Debtor on the Effective Date in a manner consistent with the provisions of the Senior Note Indenture; provided however, that if there is a dispute between the Debtors or Reorganized Debtor and the Indenture Trustee about any such fees or expenses, the dispute will be resolved by the Bankruptcy Court. Upon payment of the fees and expenses of the Indenture Trustee and its professionals in full, the Indenture Trustee and its professionals will be deemed to have released their liens under Section 7.07 of the Indenture securing payment of their fees and expenses for all fees and expenses payable through the Effective Date.

         SECTION 7.9. ALLOCATION OF CONSIDERATION. The aggregate consideration to be distributed to the holders of Allowed Claims in each Class under the Plan shall be treated as first satisfying an amount equal to the stated principal amount of the Allowed Claim for such holders and any remaining consideration as satisfying accrued, but unpaid, interest and costs, if any, and attorneys' fees where applicable.

         SECTION 7.10. CONDITION PRECEDENT TO RECEIVING DISTRIBUTION. Notwithstanding any other provision of the Plan, as a condition precedent to receiving any distribution under the Plan, each holder of a promissory note, share certificate, or other instrument or security evidencing a Claim (other than the Senior Notes) must tender such promissory note or other instrument or security to the Reorganized Debtor or its designee or must execute and deliver an affidavit of loss and furnish an indemnity or bond in substance and amount reasonably satisfactory to the Reorganized Debtor. Any holder of a Claim (other than a Claim arising from the Senior Notes) that fails to surrender such instrument or to provide the affidavit and indemnity or bond before the later to occur of (i) six months after the Effective Date and (ii) six months following the date such holder's Claim becomes an Allowed Claim shall be deemed to have forfeited all rights and/or Claims and may not receive or participate in any distribution under the Plan.

         SECTION 7.11. NO DISTRIBUTION PENDING RESOLUTION OF OBJECTIONS. Notwithstanding any other provision of this Plan, no distributions shall be made with respect to a Disputed Claim (or any Disputed portion of a Claim) unless and until all objections to such Disputed Claim have been determined by Final Order. Distributions to each holder of a Disputed Claim to the extent that it ultimately becomes an Allowed Claim shall be made in accordance with the applicable provisions of the Plan with respect to such Claim. Such distributions shall be made as soon as practicable after the date that the order or judgment allowing such Claim (or portion thereof) becomes a Final Order.

         SECTION 7.12. EFFECT OF SECTION 502(D) ON THE RIGHT TO DISTRIBUTIONS. No Creditor shall receive a distribution prohibited by Section 502(d) of the Bankruptcy Code. The Debtors or the Reorganized Debtor shall notify each affected Creditor of its contention that Section 502(d) prohibits such distribution prior to the date of the scheduled distribution to such Creditor, and no distribution shall be made to such Creditor until either the contention is resolved in favor of the Creditor by Final Order or the Creditor has timely repaid the amount or turned over the property as required by Section 502(d) of the Bankruptcy Code. A Claim that is the subject of a dispute pursuant to
Section 502(d) of the Bankruptcy Code shall be treated as a Disputed Claim for purposes of the Plan.

         SECTION 7.13. TREATMENT OF CONTINGENT, UNLIQUIDATED, AND UNDETERMINED CLAIMS. Until such time as a Contingent Claim or a Contingent portion of a Claim becomes fixed and absolute, such Claim shall be treated as a Disputed Claim for all purposes related to estimations, allocations, and distributions under this Plan; provided, however, that distributional entitlements shall arise only from the date on which a Contingent Claim becomes fixed and absolute. Persons that have filed Claims against the Debtors in an undetermined or unspecified amount or which are unliquidated shall not receive any distribution on their Claims unless and until such time as the Claims are liquidated and Allowed.

         SECTION 7.14. PRECONFIRMATION DISTRIBUTIONS. Nothing in this Plan shall be deemed to entitle the holder of a Claim that received, prior to the Effective Date, full or partial payment of such holder's Claim, by way of settlement or otherwise, pursuant to an order of the Bankruptcy Court, provision of the Bankruptcy Code, or other means, to receive a duplicate payment in full or in part pursuant to this Plan; and all such full or partial payments shall be deemed to be payments made under this Plan for purposes of satisfying the obligations of the Debtors and the Reorganized Debtor hereunder.

         SECTION 7.15. UNDELIVERABLE DISTRIBUTIONS. If any Claim holder's distribution is returned as undeliverable, or is not sent because no address is available, and effort commensurate with the size of the distribution fails to produce a good address, no further distributions to such holder shall be made unless and until the Reorganized Debtor (or a disbursing agent, if applicable) is notified of such holder's then-current address, at which time all missed distributions shall be made to such holder, without interest.

         SECTION 7.16. UNCLAIMED DISTRIBUTIONS. Any distribution of Cash under the Plan which is unclaimed for a period of six months after the Final Distribution Date shall revert to the Reorganized Debtor, and the claim of any holder with respect to such property, or the claims of any state under its escheat, unclaimed property, or similar laws with respect to such property (which state shall NOT be deemed a holder of a Claim under such laws for the purposes of this Plan), shall be discharged and forever barred. Distributions under the Plan consisting of New Senior Notes or New Common Stock that are unclaimed for a period of six months after the Final Distribution Date shall be canceled and any dividend or interest which has accrued with respect to such securities shall be transferred to the Reorganized Debtor and entitlement by the holder of a Claim to such distribution shall be extinguished and forever barred.

ARTICLE VIII.     PROVISIONS GOVERNING OBJECTIONS TO AND RESOLUTION OF CLAIMS

         SECTION 8.1. OBJECTIONS TO AND RESOLUTION OF CLAIMS. The Debtors and the Reorganized Debtor shall have the exclusive right to make and file objections to Claims subsequent to the Effective Date. All objections that are not settled shall be litigated to a Final Order. Unless otherwise ordered by the Bankruptcy Court, the Debtors and the Reorganized Debtor shall file all objections to Claims (other than Administrative Claims) that are the subject of proofs of claim and serve such objections upon the holders of the Claim as to which the objection is made as soon as is practicable, but in no event later than 90 days after the Effective Date or such later date as may be approved by the Bankruptcy Court. Except as otherwise provided in the Plan, a Person asserting an Administrative Claim in these Chapter 11 Cases must comply with the requisites of Section 503 of the Bankruptcy Code, including filing a request for payment thereof with the Bankruptcy Court on or prior to the Administrative

Claim Bar Date. The Bankruptcy Court will schedule a hearing on Administrative Claims filed in the Chapter 11 Cases, and the Debtors, the Reorganized Debtor, and the Committee shall have an opportunity to assert objections thereto at such hearing.

         SECTION 8.2. AMENDMENTS TO SCHEDULES AND CLAIM OBJECTIONS. The Debtors and the Reorganized Debtor reserve the right to object to any and all Claims filed in these Chapter 11 Cases and to amend their Schedules to dispute Claims, if and as deemed appropriate, for purposes of allowance and distribution and for purposes of voting on the Plan. If an objection to a Claim (or portion thereof) is filed by the Debtors, the Reorganized Debtor, or any other party in interest, or if the Claim (or portion thereof) is Contingent, unliquidated, or filed in an undetermined or unspecified amount, then no distributions under the Plan shall be made to that holder of a Claim (or in respect of such Disputed portion), as the case may be, until the matter is determined by the entry of a Final Order.

         SECTION 8.3. DISALLOWANCE OF POSTPETITION INTEREST, PENALTIES, FEES, AND OTHER ACCRUALS. The Debtors and the Reorganized Debtor shall not be required to make specific objections to proofs of claim that allege a right to recover postpetition interest, penalties, fees, and other accruals with respect to prepetition Claims (except proofs of Secured Claims alleging entitlement to such accruals pursuant to Section 506(b) of the Bankruptcy Code), and any claim amounts attributable to such postpetition interest, penalties, fees, and other accruals shall be disallowed in full upon entry of the Confirmation Order; provided, however, that the disallowance provided for herein may be subject to reconsideration with respect to a particular Claim upon motion filed with the Bankruptcy Court and served upon the Debtors and the Reorganized Debtor.

         SECTION 8.4. ADMINISTRATIVE, PRIORITY, AND CONVENIENCE CLAIMS RESERVE.

              (a) Establishment of Administrative, Priority, and Convenience Claims Reserve. On the Effective Date, the Reorganized Debtor shall place into reserve an amount of Cash equal to (i) the sum of the aggregate amount of all Disputed Administrative Claims, Disputed Priority Tax Claims, Disputed Other Priority Claims, and Disputed Convenience Claims, plus (ii) an amount to be determined by the Bankruptcy Court to be reserved for any Disputed Administrative Claims, Disputed Priority Tax Claims, and Disputed Other Priority Claims that are Contingent, unliquidated, or filed in an undetermined or unspecified amount (the "Administrative, Priority, and Convenience Claims Reserve").

              (b) Cash Held in Administrative, Priority, and Convenience Claims Reserve. Cash held in the Administrative, Priority, and Convenience Claims Reserve shall be deposited in a segregated bank account or accounts in the name of the Reorganized Debtor and designated as held in trust for the benefit of holders of Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Other Priority Claims, and Allowed Convenience Claims. Cash held in such reserve shall not constitute property of the Reorganized Debtor. The Reorganized Debtor shall invest the Cash held in the Administrative, Priority, and Convenience Claims Reserve in a manner consistent with Section 345 of the Bankruptcy Code. The Reorganized Debtor shall pay, or cause to be paid, out of the funds held in such reserve, any tax imposed thereon by any governmental unit with respect to income generated by Cash held in this reserve. Any Cash held in the Administrative, Priority, and Convenience Claims Reserve after all Administrative, Priority, and Convenience Claims have been Allowed or disallowed shall be transferred to and become the property of the Reorganized Debtor.

         SECTION  8.5.  ALLOWANCE  OF  DISPUTED  ADMINISTRATIVE,  PRIORITY,  AND
CONVENIENCE CLAIMS. If, on or after the Effective Date, any Disputed Administrative, Priority, or Convenience Claim becomes an Allowed Claim, the Reorganized Debtor shall, 30 days after the date on which such Claim becomes an Allowed Claim, or as soon thereafter as is practicable, distribute from the Administrative, Priority, and Convenience Claims Reserve to the holder of such Allowed Claim Cash equal to the amount that such holder would have been entitled to had such Claim been Allowed on the Effective Date.

         SECTION 8.6. ESTIMATION. The Debtors and the Reorganized Debtor may, at any time, request that the Bankruptcy Court estimate any Disputed Claim (including any Contingent Claim) pursuant to Section 502(c) of the Bankruptcy Code regardless of whether the Debtors or the Reorganized Debtor previously objected to such Claim. The Bankruptcy Court will retain jurisdiction to estimate any Claim at any time, including during litigation concerning any objection to such Claim. In the event that the Bankruptcy Court estimates any Disputed Claim, that estimated amount may constitute either the Allowed amount of such Claim, the amount on which a reserve is to be calculated for purposes of the Disputed Claims Reserve or the Administrative, Priority, and Convenience Claims Reserve, or a maximum limitation on such Claim, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, the Debtors or the Reorganized Debtor may elect to pursue any supplemental proceedings to object to any ultimate payment of such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another.

ARTICLE IX.       TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         SECTION 9.1. ASSUMPTION AND REJECTION OF CONTRACTS AND LEASES. All executory contracts and unexpired leases (within the meaning of Section 365 of the Bankruptcy Code) (i) which are not expressly the subject of a motion to the Bankruptcy Court for an order of assumption or for an order for rejection pending as of the Effective Date, (ii) which have not been assumed or rejected prior thereto by the Debtors pursuant to an order of the Bankruptcy Court or operation of the Bankruptcy Code, (iii) which are not listed on the Assumption Schedule attached hereto as Exhibit B (as it may be amended from time to time prior to the Confirmation Hearing, upon notice to affected parties), or (iv) which are not listed in Section 9.4 of the Plan as being assumed under the Plan, shall be deemed to be REJECTED AS OF THE EFFECTIVE DATE, in accordance with
Section 365 of the Bankruptcy Code. The executory contracts and unexpired leases listed on Exhibit B attached hereto (as it may be amended from time to time prior to the Confirmation Hearing upon notice to affected parties) shall be deemed to be ASSUMED AS OF THE EFFECTIVE DATE, in accordance with Section 365 of the Bankruptcy Code. The Debtors have listed on Exhibit B the nondebtor party to the contract or lease, the type of contract or lease, and the amount necessary

(if any) based upon the Debtors' records to cure all defaults under the contract or lease to be assumed. Entry of the Confirmation Order shall constitute the approval, in accordance with Sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the Debtors' rejection and assumption of the executory contracts and unexpired leases deemed rejected and assumed pursuant to this section.

         SECTION 9.2. REJECTION CLAIMS AND BAR DATE. All Claims for damages arising from executory contracts or unexpired leases that are deemed rejected pursuant to Section 9.1 of this Plan must be filed with the Bankruptcy Court by no later than thirty (30) days after entry of the Confirmation Order. Any rejection Claims not filed within such time period will be forever barred from being asserted against the Debtors, their Estates, and the Reorganized Debtor. All Allowed Claims arising from the rejection of executory contracts or unexpired leases shall be treated as Class 5 Claims.

         SECTION 9.3. CURE OF DEFAULTS UNDER ASSUMED CONTRACTS AND LEASES. In accordance with Section 365 of the Bankruptcy Code, and except as otherwise agreed by the parties, the Reorganized Debtor will cure any and all undisputed defaults under any executory contracts or unexpired leases that are assumed pursuant to the Plan within 60 days of the Effective Date. All disputed defaults that are required to be cured shall be cured either within 30 days of the entry of a Final Order determining the amount, if any, of the Debtors' or the Reorganized Debtor's liability with respect thereto, or as may otherwise be agreed to by the parties.

         SECTION 9.4. VARIOUS EMPLOYMENT AGREEMENTS AND BENEFIT PLANS. All employee compensation and benefit plans, policies, and programs of Vista applicable generally to its employees, including agreements and programs subject to Section 1114 of the Bankruptcy Code, as in effect on the Effective Date, including, without limitation, all savings plans, retirement plans, health care plans, disability plans, severance benefit plans, incentive plans, and life, accidental death, and dismemberment insurance plans, shall be deemed to be, and shall be treated as though they are, executory contracts that are ASSUMED under the Plan, and Vista's obligations under such agreements and programs shall survive the Effective Date of the Plan, without prejudice to the Reorganized Debtor's rights under applicable non-bankruptcy law to modify, amend, or terminate the foregoing arrangements, except for such executory contracts or plans as have previously been terminated, or rejected, pursuant to a Final Order, or specifically waived by the beneficiaries of such plans, contracts, or programs. The employee severance program that was approved by the Bankruptcy Court in its Order Authorizing and Approving Employee Severance Program, entered in the Chapter 11 Cases on April 18, 2000, shall be binding upon Vista, as the Reorganized Debtor, as the successor to the Debtors, through and including one year after the Effective Date. Unless otherwise modified to the satisfaction of the Committee prior to the Confirmation Hearing, the prepetition change in control agreements for executive officers of Vista (the "Change in Control Agreements") shall be deemed rejected in accordance with Section 365 of the Bankruptcy Code. Any Claim resulting from the rejection of a Change in Control Agreement shall be treated as a General Unsecured Claim in Class 5 under this Plan.

         SECTION 9.5. INSURANCE POLICIES. All of the Debtors' rights arising under any insurance policies and any agreements, documents, or instruments relating thereto shall be deemed transferred to the Reorganized Debtor on the Effective Date.

ARTICLE X.        CONDITIONS TO CONFIRMATION AND EFFECTIVE DATE

         SECTION 10.1. CONDITIONS PRECEDENT TO PLAN CONFIRMATION. Confirmation of the Plan shall not occur unless and until each of the following conditions shall have been satisfied in full or waived in accordance with Section 10.3 of this Plan:

              (a) The Bankruptcy Court shall have entered the Confirmation Order in a form and substance satisfactory to the Debtors and the Committee;

              (b) The Bankruptcy Court shall have entered an order confirming the Subsidiaries' Plan; and

              (c) Vista, FNL, Midwest, and New West shall have completed the disposition of their vision centers in free-standing locations, such as malls and strip centers, and shall have either (i) assumed and assigned the leases related to these free-standing locations to a purchaser or purchasers or (ii) rejected such leases, in accordance with Section 365 of the Bankruptcy Code.

         SECTION 10.2. CONDITIONS PRECEDENT TO EFFECTIVE DATE OF THE PLAN. The Effective Date of the Plan shall not occur unless and until each of the following conditions shall have been satisfied in full or waived in accordance with Section 10.3 of this Plan:

              (a) The Confirmation Order, in a form and substance satisfactory to the Debtors and the Committee, shall have become a Final Order;

              (b) The order confirming the Subsidiaries' Plan shall have become a Final Order;

              (c) The Reorganized Debtor shall have entered into a senior secured credit facility in an amount and upon terms and conditions to be agreed to among the Debtors and the Committee; and

              (d) The Confirmation Order or other Final Order entered by the Bankruptcy Court shall have approved the substantive consolidation of the Debtors as described in Section 6.1 of the Plan.

         SECTION 10.3. WAIVER OF CONDITIONS. The Debtors may waive any or all of the conditions precedent set forth in Sections 10.1 and 10.2 above at any time, with the consent of the Committee, without leave of or order of the Bankruptcy Court and without any formal action.

ARTICLE XI.       EFFECTS OF PLAN CONFIRMATION

         SECTION 11.1. DISCHARGE. Except as otherwise provided in this Plan or the Confirmation Order, upon entry of the Confirmation Order, the Debtors shall be discharged from, and their liability shall be extinguished completely in respect of, any Claim and/or Debt (with the exception of Intercompany Claims), whether reduced to judgment or not, liquidated or unliquidated, contingent or noncontingent, asserted or unasserted, fixed or not, matured or unmatured, disputed or undisputed, legal or equitable, known or unknown, that arose in connection with or related to, directly or indirectly: any agreement of the Debtors entered into or obligation of the Debtors incurred before the Confirmation Date, any acts, omissions, transactions, transfers, happenings, facts, or situations which occurred on or before the Confirmation Date, whether or not known or suspected, or any conduct of the Debtors prior to the Confirmation Date, and including, without limitation, all interest, if any, on any such Claims and Debts, whether such interest accrued before or after the date of commencement of the Chapter 11 Cases, and including, without limitation, all Claims and Debts based upon or arising out of any acts, omissions, transactions, transfers, happenings, facts, or situations which occurred before the Confirmation Date, whether or not known or suspected, or related to, directly or indirectly, and from any liability of the kind specified in Sections 502(g), 502(h), and 502(i) of the Bankruptcy Code, whether or not (i) a proof of claim is filed or is deemed filed under Section 501 of the Bankruptcy Code, (ii) such Claim is Allowed under Section 502 of the Bankruptcy Code, or (iii) the holder of such Claim has accepted this Plan.

         SECTION 11.2. VESTING. Except as otherwise provided in this Plan or the Confirmation Order, on the Effective Date, the Reorganized Debtor shall be vested with all of the property of the respective Estates of each of the Debtors, free and clear of all Claims, Liens, encumbrances, charges and other interests of Creditors and holders of Equity Interests, and the Reorganized Debtor shall thereafter hold, use, dispose of, or otherwise deal with such property and operate its business free of any restrictions imposed by the Bankruptcy Code or by the Bankruptcy Court.

         SECTION 11.3. INJUNCTION. Except as otherwise expressly provided in the Plan, the Confirmation Order, or a separate order of the Bankruptcy Court, all entities who have held, hold, or may hold Claims against or Equity Interests in the Debtors, or any of them, which arose before or were held as of the Effective Date, are permanently enjoined, on and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind against the Debtors, with respect to any such Claim or Equity Interest, (b) the enforcement, attachment, collection, or recovery by any manner or means of any judgment, award, decree, or order against the Debtors on account of any such Claim or Equity Interest, (c) creating, perfecting, or enforcing any encumbrance of any kind against the Debtors or against the property or interests in property of the Debtors on account of any such Claim or Equity Interest, and (d) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from the Debtors or against the property or interests in property of the Debtors on account of any such Claim or Equity Interest. Such injunction shall also extend to the Reorganized Debtor as the successor of the Debtors and its properties and interests in property.

         SECTION 11.4. RELEASES. On the Effective Date, the Debtors and the Reorganized Debtor, on behalf of themselves and their Estates, shall be deemed to release unconditionally all of their respective officers, directors, employees, advisors, attorneys, financial advisors, accountants, and other professionals, the Committee members, and the Committee's advisors, attorneys, financial advisors, accountants, and other professionals, and each of their representatives and agents (including any professionals retained by such persons or entities) (the "Released Parties") from any and all claims, obligations, suits, judgments, damages, rights, and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon actions taken in their respective capacities described above or any omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Chapter 11 Cases or the Plan, except that (i) no Person shall be released from any act or omission that constitutes gross negligence or willful misconduct, and (ii) the Reorganized Debtor shall not relinquish or waive the right to assert any of the foregoing as a legal or equitable defense or right of setoff or recoupment against any Claims of any such Persons asserted against the Debtors.

         SECTION 11.5. EXCULPATION OF RELEASED PARTIES. The Debtors, the Reorganized Debtor, members of the Committee, and the other Released Parties (i) shall have no liability whatsoever to any holder or purported holder of an Administrative Claim, Claim, or Equity Interest for any act or omission in connection with, or arising out of, the Plan, the Disclosure Statement, the negotiation of the Plan, the pursuit of approval of the Disclosure Statement or the solicitation of votes for confirmation of the Plan, the Chapter 11 Cases, the consummation of the Plan, the administration of the Plan or the property to be distributed under the Plan, or the Confirmation Date, or any transaction contemplated by the Plan or Disclosure Statement or in furtherance thereof, except for willful misconduct or gross negligence as determined by a Final Order, and (ii) in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan. This exculpation shall be in addition to, and not in limitation of, all other releases, indemnities, exculpations and any other applicable law or rules protecting such Released Parties from liability.

         SECTION 11.6. TERM OF BANKRUPTCY INJUNCTION OR STAY. All injunctions or stays provided for in the Chapter 11 Cases under Sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

         SECTION 11.7. PRESERVATION OF INSURANCE. The Debtors' discharge and release from all Claims as provided herein, except as necessary to be consistent with this Plan or the Confirmation Order, shall not diminish or impair the enforceability of any insurance policy that may cover Claims against the Debtors, or any of them, the Reorganized Debtor (including, without limitation, the Debtors' and the Reorganized Debtor's officers and directors) or any other person or entity.

         SECTION 11.8. OFFICERS' AND DIRECTORS' INDEMNIFICATION RIGHTS AND INSURANCE. Notwithstanding any other provisions of the Plan, the obligations of the Debtors to indemnify their present directors, officers, and employees against any obligations, liabilities, costs or expenses pursuant to the articles of incorporation or by-laws of the Debtors, applicable state law, specific agreement, or any combination of the foregoing, shall survive the Effective Date and shall be applicable to the Reorganized Debtor.

         SECTION 11.9. BINDING EFFECT OF THE PLAN. Upon Confirmation, the provisions of this Plan shall be binding upon the Debtors, the Reorganized Debtor, any Person acquiring property under the Plan, and any holder of any Claim or Equity Interest or any Creditor or other party in interest, whether or not the Claim or Equity Interest of such Creditor or party in interest is Impaired under the Plan or is Allowed or disallowed by the Bankruptcy Court, and whether or not such Creditor or party in interest has accepted or is deemed to have accepted this Plan or has rejected or is deemed to have rejected this Plan. The rights and obligations of any Person named or referred to in this Plan shall be binding upon, and shall inure to the benefit of, the successors and assigns of such Person.

ARTICLE XII.      PLAN MODIFICATION

         The Debtors may propose amendments or modifications of the Plan at any time prior to the Confirmation of the Plan by the Bankruptcy Court provided that this Plan, as modified, meets the requirements of Sections 1122 and 1123 of the Bankruptcy Code, and the Debtors shall have complied with Section 1125 of the Bankruptcy Code. After Confirmation, the Debtors, with the approval of the Bankruptcy Court and so long as it does not materially or adversely affect the interest of Creditors, may remedy any defect or omission or reconcile any inconsistencies in the Plan or in the Confirmation Order in such a manner as may be necessary to carry out the purposes and effect of this Plan. This Plan may be modified at any time after Confirmation and before its substantial consummation, provided that the Plan, as modified, meets the requirements of Sections 1122 and 1123 of the Bankruptcy Code, and the Bankruptcy Court, after notice and a hearing, confirms the Plan, as modified, under Section 1129 of the Bankruptcy Code, and the circumstances warrant such modification. A holder of a Claim or Equity Interest that has accepted or rejected this Plan shall be deemed to have accepted or rejected, as the case may be, such Plan as modified, unless, within the time fixed by the Bankruptcy Court, such holder changes its previous acceptance or rejection.

ARTICLE XIII.     RETENTION OF JURISDICTION

         After entry of the Confirmation Order and until the Chapter 11 Cases are closed, the Bankruptcy Court, pursuant to the provisions of Sections 1123(a), (b)(3) and (6), 1127, and 1142(b), and any applicable Bankruptcy Rules, shall retain exclusive jurisdiction of all matters arising under, arising out of, or relating to these Chapter 11 Cases, including but not limited to the following:

     (a) The determination of all disputes, controversies, and suits regarding the interpretation, implementation, enforcement, or consummation of this Plan, or any party's obligations hereunder;

     (b) The allowance or disallowance of any Claim or Equity Interest, and any objections thereto;

     (c)  The determination of the validity, priority, and extent of any Claim;

     (d)  The  determination  of  all   controversies   arising  from  adversary
          proceedings that have been or may be filed;

     (e) The determination of all controversies arising from contested matters or other litigation that has been or may be filed;

     (f) The compromise and settlement of any Claims asserted by or against the Debtors;

     (g) The modification of this Plan as may be necessary to carry out its purposes and intent, the remedy of any defect or omission or reconciliation of any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order, to the extent authorized by the Bankruptcy Code;

     (h) The estimation of Disputed, Contingent, and/or unliquidated Claims for purposes of distribution under the Plan;

     (i) The prosecution of any actions for the avoidance and recovery pursuant to Section 550 of the Bankruptcy Code of transfers avoidable by reason of Sections 544, 545, 547, 548, 549, or 553(b) of the Bankruptcy Code;

     (j) The determination of any and all applications for allowance of compensation and reimbursement of expenses authorized to be paid or reimbursed under the Bankruptcy Code or this Plan;

     (k) The issuance of orders in aid of execution of this Plan to the extent authorized by Section 1142 of the Bankruptcy Code;

     (l) The determination of such other matters as may be set forth in the Confirmation Order or as may arise in connection with this Plan or the Confirmation Order; and

     (m)  The entry of a final decree closing these Chapter 11 Cases.

ARTICLE XIV.      MISCELLANEOUS PROVISIONS

         SECTION 14.1. POST-CONFIRMATION U.S. TRUSTEE FEES. The Reorganized Debtor will pay post-confirmation U.S. Trustee fees as required by 28 U.S.C.
Section 1930(a)(6).

         SECTION 14.2. DISSOLUTION OF THE COMMITTEE. The appointment of the Committee shall terminate on the Effective Date of the Subsidiaries' Plan.

         SECTION 14.3. GOVERNING LAW. Except to the extent that the Bankruptcy Code is applicable, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia.

         SECTION 14.4. FILING OR EXECUTION OF ADDITIONAL DOCUMENTS. On or before the Effective Date, the Debtors or the Reorganized Debtor, shall file with the Bankruptcy Court or execute, as appropriate, such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

         SECTION 14.5. EXECUTION OF DOCUMENTS. All parties are required to execute such instruments or documents as may be necessary for the consummation of the Plan, and the Bankruptcy Court shall retain jurisdiction to make such orders as are necessary to require the parties to comply herewith.

         SECTION 14.6. WITHHOLDING AND REPORTING REQUIREMENTS. In connection with this Plan and all instruments issued in connection herewith and distributions hereon, the Debtors and the Reorganized Debtor shall comply with all withholding and reporting requirements imposed by any federal, state, local, or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements.

         SECTION 14.7. EXEMPTION FROM TRANSFER TAXES. Pursuant to Section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of the New Senior Notes or New Common Stock under the Plan, or the making or delivery of any other instrument whatsoever, in furtherance of or in connection with the Plan shall not be subject to any sales and use, stamp, real estate transfer, recording, or other similar tax.

         SECTION 14.8. .NOTICES. Any notices or requests to the Debtors or the Reorganized Debtor required to be provided pursuant to this Plan shall be made by first class, United States mail, addressed to:

         Vista Eyecare, Inc.
         Attention:  General Counsel
         296 Grayson Highway
         Lawrenceville, GA 30045

         and
         ---

         Kilpatrick Stockton LLP
         Attention:  Michael D. Langford, Esq.
         1100 Peachtree Street, Suite 2800
         Atlanta, Georgia 30309-4530.

         and
         ---

         Wachtell, Lipton, Rosen & Katz
         Attention:  Chaim J. Fortgang, Esq.
         51 West 52nd Street
         New York, New York 10019-6150

         and
         ---

         Alston & Bird
         Attention:  Grant T. Stein, Esq.
         1201 West Peachtree Street
         Atlanta, Georgia 30309-3424

         SECTION 14.9. EFFECTIVENESS OF PRIOR ORDERS. All orders entered by the Bankruptcy Court prior to the Confirmation Date shall continue in full force and effect, unless superseded by this Plan, the Confirmation Order, or other subsequent orders of the Bankruptcy Court.

         SECTION 14.10. PRESERVATION OF DEBTORS' CLAIMS, DEMANDS AND CAUSES OF ACTION. Unless otherwise provided by this Plan or the Confirmation Order, the Debtors shall retain each and every claim, demand, or cause of action which a debtor in possession has power to assert under the Bankruptcy Code, including actions for the avoidance and recovery pursuant to Section 550 of the Bankruptcy Code of transfers avoidable by reason of Sections 544, 545, 547, 548, 549 or 553(b) of the Bankruptcy Code, and the Debtors' rights therein shall be deemed transferred to the Reorganized Debtor on the Effective Date. The Reorganized Debtor may commence or continue in any appropriate court or tribunal any suit or other proceeding for the enforcement of such claims. No provision of this Plan shall impair the Reorganized Debtor's right to prosecute any such preserved claims, demands and causes of action.

         SECTION 14.11. SETOFFS. The Debtors may, but shall not be required to, setoff against any Claim and the payments or other distributions to be made pursuant to this Plan in respect of such Claim, claims of any nature whatsoever that the Debtors may have against the holder of such Claims, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors of any such claim that the Debtors may have against such holder.

         SECTION 14.12. COMPROMISE OF CLAIMS AND CONTROVERSIES. The Reorganized Debtor shall have the authority to compromise and resolve claims and controversies under the following parameters: After the Effective Date, the Reorganized Debtor may, without an order of the Bankruptcy Court and without notice and a hearing as provided for in Section 102(1) of the Bankruptcy Code, compromise and settle any Claim where the compromise is in writing and the proposed Allowed Claim is to be less than $250,000.

         SECTION 14.13. UNCLAIMED OR ABANDONED PROPERTY. Any and all property of the Estates of any of the Debtors that presently qualifies or may qualify in the future as unclaimed or abandoned property under the escheatment, unclaimed property, abandoned property, or similar laws of any state shall not escheat to the state, but instead shall remain property of the Debtors. Upon the Effective Date, any such abandoned or unclaimed property shall become property of the Reorganized Debtor and may be utilized by the Reorganized Debtor without any restrictions thereafter. Any Claims for such unclaimed or abandoned property that were not filed with the Bankruptcy Court on or prior to the Bar Date are hereby expunged and discharged.

         SECTION 14.14. HEADINGS. The headings used in this Plan are inserted for convenience only and neither constitute a portion of this Plan nor in any manner affect the provisions or interpretation of this Plan.

         SECTION 14.15. SEVERABILITY. Should any provisions of this Plan be determined to be unenforceable for any reason, such determination shall in no way limit or affect the enforceability and operative effect of any other provisions of this Plan.

         SECTION 14.16. BUSINESS DAY. Whenever any date under this Plan shall be on a day other than a Business Day, then the immediately following Business Day shall be the relevant day.

         SECTION 14.17. EXHIBITS AND SCHEDULES. All exhibits and schedules to the Plan are incorporated into and constitute a part of the Plan as if set forth herein.

         SECTION 14.18. CONFLICT. The terms of this Plan shall govern in the event of any inconsistency with the summaries of the Plan set forth in the Disclosure Statement.

         Respectfully submitted, this the 13th day of April, 2001.

                         VISTA EYECARE, INC.


                  By:                                                /S/
                         -----------------------------------------------
                         Name:  Mitchell Goodman
                         Title:  Senior Vice President, General Counsel
                                   and Secretary

                         INTERNATIONAL VISION ASSOCIATES, LTD.

                  By:                                                /S/
                         -----------------------------------------------
                         Name:  Mitchell Goodman
                         Title:  Vice President

                         NVAL HEALTHCARE SYSTEMS, INC.

                  By:                                                /S/
                         -----------------------------------------------
                         Name:  Mitchell Goodman
                         Title:  Vice President

                         VISTA OPTICAL EXPRESS, INC.

                  By:                                                /S/
                         -----------------------------------------------
                         Name:  Mitchell Goodman
                         Title:  Vice President

                                EXHIBIT A TO PLAN

                               VISTA EYECARE, INC.

                         SUMMARY OF TERMS AND CONDITIONS
                               OF NEW SENIOR NOTES

------------------------------------------------------- -----------------------------------------------------

  I.     ISSUER:                                        Vista Eyecare, Inc., as Reorganized
         ------                                         Debtor under the Parent Plan.
------------------------------------------------------- -----------------------------------------------------

  II.    PRINCIPAL AMOUNT:                              $120,000,000
         ----------------
------------------------------------------------------- -----------------------------------------------------

  III.   MATURITY:                                      The eighth anniversary of the Effective
         --------                                       Date of the Parent Plan.
------------------------------------------------------- -----------------------------------------------------

  IV.    INTEREST RATE:                                 12%--Interest shall be payable in cash
         -------------                                  semi-annually in arrears on March 31 and
                                                        September 30 of each year.
------------------------------------------------------- -----------------------------------------------------

  V.     AMORTIZATION:
         ------------
------------------------------------------------------- -----------------------------------------------------

         A.    OPTIONAL PREPAYMENTS:                    Prepayable at any time, in whole or in part,
               --------------------                     on 30 days' prior written notice, at 100% of the
                                                        principal amount of the New Senior Notes to be
                                                        prepaid, plus accrued interest thereon through the
                                                        date of prepayment.
------------------------------------------------------- -----------------------------------------------------

         B.    MANDATORY PREPAYMENTS:                   Semi-annually mandatory prepayment of 100% of
               ---------------------                    Excess Cash Flow.  Excess Cash Flow shall be
                                                        defined as EBITDA (i) less Capital Expenditures,
                                                        (ii) plus/minus changes in Working Capital, (iii)
                                                        less senior secured interest expense, (iv) less
                                                        senior secured required debt amortization, (v) less
                                                        pro forma New Senior Notes' interest expense, and
                                                        (vi) less pro forma cash taxes.
------------------------------------------------------- -----------------------------------------------------

  VI.    COLLATERAL AND RANKING:                        Subject to exit revolving credit facility,
         ----------------------                         a first lien on all tangible and intangible
                                                        assets of the Reorganized Debtor.  Other
                                                        concepts  will be consistent with terms in
                                                        the existing Senior Notes Indenture.
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------

  VII.   COVENANTS:                                     Affirmative, negative, and financial covenants
         ---------                                      (including, minimum EBITDA, fixed charge
                                                        coverage ratio and limitation on capital
                                                        expenditures) will be consistent with the
                                                        terms in the existing Senior Notes Indenture.
------------------------------------------------------- -----------------------------------------------------

  VIII.  FINANCIAL REPORTING:                           No change from reporting requirements for
         -------------------                            current outstanding Senior Notes,
                                                        consistent with the terms in the existing
                                                        Senior Notes Indenture.
------------------------------------------------------- -----------------------------------------------------

  IX.    REPRESENTATIONS, WARRANTIES AND                To be consistent with the terms in the
         -------------------------------                existing Senior Notes Indenture.
         EVENTS OF DEFAULT:
         -----------------
------------------------------------------------------- -----------------------------------------------------

  X.     REGISTRATION RIGHTS:                           Demand registration rights (including shelf
         -------------------                            demand) for holders of 10% or more of the
                                                        outstanding principal amount of the New
                                                        Senior Notes.
------------------------------------------------------- -----------------------------------------------------

  XI.    RATING:                                        The Reorganized Debtor will use its
         ------                                         reasonable efforts to obtain a rating for the
                                                        New Senior Notes of at least CCC from a
                                                        nationally recognized rating agency.
------------------------------------------------------- -----------------------------------------------------

                                                 EXHIBIT B TO PLAN
                                                ASSUMED AGREEMENTS


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
1.       Sun Life Policy            Sun Life of Canada, PO Box 81200, Ste        Jim Krause Life Insurance                    0
                                    1219, Wellesley Hills, MA 02181
------------------------------------------------------------------------------------------------------------------------------------
2.       NOVA Information Systems   NOVA Informaiton Services, Inc., One         Credit Card Processing                       0
                                    Concourse Pkwy, Ste 300, Atlanta, GA
                                    30328
------------------------------------------------------------------------------------------------------------------------------------
3.       Discover Financial         Discover Financial Services, Inc.  Attn      Credit Card Processing                       0
                                    Bonnie Middleton, POB 52145, Phoenix,
                                    AZ 85072
------------------------------------------------------------------------------------------------------------------------------------
4.       American Express           American Express, Ste 0001, Chicago, IL      Credit Card Processing                       0
                                    60679
------------------------------------------------------------------------------------------------------------------------------------
5.       Out-Put Solutions (LaPre)  Out Put Solutions, Inc., 2 Milton Ave,       A/P Check Cutting Software                   0
                                    Alpharetta, GA 30004
------------------------------------------------------------------------------------------------------------------------------------
6.       Alternative Mailing        3435 Breckinridge Blvd, Ste 100,             Payroll Check Software                     20.62
         Systems                    Duluth, GA  30136                            and Maintenance
------------------------------------------------------------------------------------------------------------------------------------
7.       Ultimate Software Group    The Ultimate Software Group, Inc., 2000      Ulti-Pro Payroll Software               80442.9
                                    Ultimate Way, Weston, FL 33326
------------------------------------------------------------------------------------------------------------------------------------
8.       Connecticut General        Connecticut General Life Ins., PO Box        Medical & Dental                        60384.45
         (Cigna)                    102086, Atlanta, GA 30368
------------------------------------------------------------------------------------------------------------------------------------
9.       Connecticut General        Connecticut General Life Ins., PO Box        Basic Life/AD&D Insurance               see above
         (Cigna)                    102086, Atlanta, GA 30368
------------------------------------------------------------------------------------------------------------------------------------
10.      Connecticut General        Connecticut General Life Ins., PO Box        Supplemental Life Insurance             see above
         (Cigna)                    102086, Atlanta, GA 30368
------------------------------------------------------------------------------------------------------------------------------------
11.      HMSA                       Hawaii Medical Service Association, PO       Medical & Dental Hawaii                      0
                                    Box 29330, Honolulu, HI 96820
------------------------------------------------------------------------------------------------------------------------------------
12.      Standard Insurance         Standard Insurance Company, Unit 81, PO      Short term/Long Term Disability              0
         Company                    Box 4900, Portland, OR 97208
------------------------------------------------------------------------------------------------------------------------------------
13.      Paul Revere Insurance      Paul Revere Insurance Company, PO Box        Executive Supplemental Disability            0
         Company                    13974, Philadelphia, PA 19153
------------------------------------------------------------------------------------------------------------------------------------
14.      The Hartford (TPA)         The Hartford, PO Box 00-03760,               New York Short Disability                    0
                                    Philadelphia, PA 19178
------------------------------------------------------------------------------------------------------------------------------------
15.      Hartford Life & Accident   Hartford Fire Insurance                      Worker's Comp                             25518
         Ins., PO Box 31000,
         Honolulu, HI 96849
------------------------------------------------------------------------------------------------------------------------------------
16.      W. E. Stanley              WE Stanley, 300 E. Wendover Ave.,            401(k) Retirement Plan                       0
                                    Greensboro, NC  27401
------------------------------------------------------------------------------------------------------------------------------------
17.      First Trust                Trustlynx, P.O. B. 17748, Cenver, CO         401(k) Retirement Plan                       0
                                    80217
------------------------------------------------------------------------------------------------------------------------------------
18.      LINA                       LINA, PO Box 8500-K110, Philadelphia,        Travel/Accident Insurance                    0
                                    PA 19178
------------------------------------------------------------------------------------------------------------------------------------

 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
19.      Laboratory Group           Laboratory Corp of America, Holdings,        Drug Testing                             6489.29
                                    Po Box 12140, Burlington, NC 27216
------------------------------------------------------------------------------------------------------------------------------------
20.      MedTox Laboratories        Medtox Laboratories, 402 West County         Drug Testing                             7528.88
                                    Road D, St Paul, MN 55112
------------------------------------------------------------------------------------------------------------------------------------
21.      Hire Check f/k/a CIC       Hire Check, Inc., PO Box 42199, St.          Background Check                          1876
                                    Petersburg, FL 33742
------------------------------------------------------------------------------------------------------------------------------------
22.      E-Trade (Share Data)       E*Trade Business Solutions, PO Box           Stock Option Data Base                       0
                                    989032, West Sacramento, CA 95798
------------------------------------------------------------------------------------------------------------------------------------
23.      IBM Credit Corp Financing  IBM Corporation, PO Box 105063-BO CD 3,      8 2483s Scanners in the                  see below
                                    Atlanta, GA  30348                           Lawrenceville DC
------------------------------------------------------------------------------------------------------------------------------------
24.      IBM                        IBM Corporation, PO Box 105063-BO CD 3,      Equipment located at Mid West            see below
                                    Atlanta, GA  30348
------------------------------------------------------------------------------------------------------------------------------------
25.      IBM                        IBM Corporation, PO Box 105063-BO CD 3,      AS/400 - HO - Lease approx. 2 Yrs.      47938.46
                                    Atlanta, GA  30348
------------------------------------------------------------------------------------------------------------------------------------
26.      MCI/Worldcom/UUNET         MCI Worldcom Communications, Inc. PO         POS Comm - 3 yr. K - Use private             0
                                    Box 371322, Pittsburgh, PA 15250             intern. Pay monthly
------------------------------------------------------------------------------------------------------------------------------------
27.      MCI/Worldcom/UUNET         MCI Worldcom Communications, Inc. PO         Internet - HO - 3 yr. K - Use private        0
                                    Box 371322, Pittsburgh, PA 15250             intern.  Pay monthly
------------------------------------------------------------------------------------------------------------------------------------
28.      JDA                        JDA Software, Group, 14400 N 87th            Enterprise Software - License             43676
                                    Street, Scottsdale, AZ 85260                 Agreement - One Time
------------------------------------------------------------------------------------------------------------------------------------
29.      Borland                    Borland International, 100 Borland Way,      InterBase -- POS Database - One-time         0
                                    Dept 1410, Scotts Valley, CA 95066           license - software, Enterprise
                                                                                 (Support Agreement)
------------------------------------------------------------------------------------------------------------------------------------
30.      GEIS                       GE Information Services, PO Box 640371,      New POS Mail Box/Comm Maintenance            0
                                    Pittsburgh, PA 15264
------------------------------------------------------------------------------------------------------------------------------------
31.      Sterling Commerce          Sterling Commerce, PO Bxo 73199,             EDI Comm/mtce, Gen Tran                  7355.65
                                    Chicago, IL 60673
------------------------------------------------------------------------------------------------------------------------------------
32.      Lucent Technologies, Inc.  Lucent Technologies, Inc., PO Box            Phone Mtce - HO                              0
                                    27-850, Kansas City, MO 64184
------------------------------------------------------------------------------------------------------------------------------------
33.      AVAYA Communications       Avaya Inc., PO Box 27-850, Kansas City,      Definity G3si PBX, Intuity Audix,        4863.05
                                    MO 64184                                     Call Accounting System
------------------------------------------------------------------------------------------------------------------------------------
34.      Santa Cruz Operations      The Santa Cruz Operation, Inc., PO Box       POS - UNIX Oper. System - License -          0
                                    7594, San Francisco, CA 94120                we've paid opport to to buy at discount
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
35.      Novell                     Novell, Inc., PO Box 31001-0024,             Corporate License Agreement for              0
                                    Pasadena, CA  91110                          network, zenworks, groupwise, NDS,
                                                                                 e-directory, NT Account Manager,
                                                                                 Netwrk wriring
------------------------------------------------------------------------------------------------------------------------------------
36.      JYACC, Inc.                Prolifics, 116 John Street, New York,        Prolifics - POS Tool - Maintenance -      269.36
                                    NY 10038                                     software
------------------------------------------------------------------------------------------------------------------------------------
37.      Hawkeye Information        Hawkeye Information Services, PO Box         Hawkeye - AS/400 Tool Annual Maint.,         0
         Services                   2167, Ft Collins, CO 80522                   Pathfinder
------------------------------------------------------------------------------------------------------------------------------------
38.      Business Computer Designs  Business Computer Design, 950 York           Progen - AS/400 Tool Annual Maint.           0
                                    Road, Hinesdale, IL 60521
------------------------------------------------------------------------------------------------------------------------------------
39.      AirTouch                   Airtouch Paging, PO Box 672038, Dallas,      Pagers - Lease                            276.8
                                    TX 75267
------------------------------------------------------------------------------------------------------------------------------------
40.      For Business Technology    For Business Technologies,Inc., 875          POS Call Log Tracking - Software           4165
                                    Lawrenceville Suwanee Road, Package
                                    Lawrenceville, GA 30046
------------------------------------------------------------------------------------------------------------------------------------
41.      Arcus Data Security        Arcus Data Security, Inc. PO Box             Storage (Back-ups)                        482.98
                                    911862, Dallas, TX 75391
------------------------------------------------------------------------------------------------------------------------------------
42.      Sungard Recovery           Sungard Recovery Services, Inc., PO Box      Business Recovery Site, Contingency        3500
                                    91233, Chicago, IL 60693                     Safety
------------------------------------------------------------------------------------------------------------------------------------
43.      BMC                        BMC Solutions, Inc., PO Box 932109,          Printer Mtce. - DC/AP                     747.8
                                    Atlanta, GA 31193
------------------------------------------------------------------------------------------------------------------------------------
44.      Regions Leasing/Darrell    Regions Leasing, PO Box 1203,                Software, S/20 ALTDEV/ Master Lease          0
         Flowe & Assoc.             Montgomery, AL  36102                        DFA-004, 9406 ALTPROD/Master Lease
                                                                                 DFA-004
------------------------------------------------------------------------------------------------------------------------------------
45.      Prodata                    Prodata Computer Services, Inc., 2809        DataBase Utility - Software                 398
                                    South 160th St, Ste 401, Omaha, NE 681
------------------------------------------------------------------------------------------------------------------------------------
46.      Pinnacle Bus. Systems      Pinnacle Business Systems, 1000 South        Job Manager and ICOM/400                     0
                                    Baumann, Edmond, OK 73034
------------------------------------------------------------------------------------------------------------------------------------
47.      Perle                      Perle Systems LTd, Dept 771074, PO Box       Computer Language License                    0
                                    77000, Detroit, MI 48277
------------------------------------------------------------------------------------------------------------------------------------
48.      Blue Ocean Software        Blue Ocean Software, Inc., 15310             Track-It - Inv. Control Software             0
                                    Amberly Drive, Tampa, FL 33647
------------------------------------------------------------------------------------------------------------------------------------
49.      Lexmark                    Lexmark International, Inc., PO Box          Printers - Maintenance                       0
                                    96612, Chicago, IL 60693
------------------------------------------------------------------------------------------------------------------------------------
50.      Elron Software             Elron Software, Network Mgmt Div., One       Firewall and Web Inspector                 1794
                                    Cambridge Ctr, 11th Floor??
------------------------------------------------------------------------------------------------------------------------------------
51.      Verizon Wireless           Verizon Wireless Messaging Service, POB      Pagers - Lease                               0
                                    672038, Dallas, TX 75267
------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
52.      Verizon Wireless           Verizon Wireless Messaging Service,          POB Phones for the Stores               38184.45
                                    672038, Dallas, TX 75267
------------------------------------------------------------------------------------------------------------------------------------
53.      Sprint                     Sprint, POB 530504, Atlanta, GA  30353       Wide Area Network                       25525.78

------------------------------------------------------------------------------------------------------------------------------------
54.      Hewlett Packard            Hewlett Packard, PO Box 101149,              Hardware and Software Support             593.35
                                    Atlanta, GA 30392                            for K370
------------------------------------------------------------------------------------------------------------------------------------
55.      Hewlett Packard            Hewlett Packard, PO Box 101149,              Hardware and Software Support            see above
                                    Atlanta, GA 30392                            for K570
------------------------------------------------------------------------------------------------------------------------------------
56.      Hewlett Packard            Hewlett Packard, PO Box 101149,              Hp 9000s, other equipment                see above
                                    Atlanta, GA 30392
------------------------------------------------------------------------------------------------------------------------------------
57.      Comshare                   Comshare, Inc., 33191 Treasury Center,       Support Agreement                            0
                                    Chicago, IL 60694
-----------------------------------------------------------------------------------------------------------------------------------
58.      Computer                   Softmart Commercial Services, Inc., PO       Open License Agreement for               5651.49
         Associates(Softmart)       Box 7780-3142, Philadelphia, PA 19182        ARCserve/Network Backup
------------------------------------------------------------------------------------------------------------------------------------
59.      Cabletron (Enterasys       Cabletron Systems, Inc., 35 Industrial       Cabletron Routers and Spectrum           5518.63
         Networks)                  Way, PO Box 5005, Rochester, NH 03867        Software
------------------------------------------------------------------------------------------------------------------------------------
60.      F-Secure Corp/Global       Global Technologies, Inc, POB 88780,         Open License Agreement for                   0
         Technologies               Atlanta, GA  30356                           anti-virus
------------------------------------------------------------------------------------------------------------------------------------
61.      Powerware                  Powerware, PO Box 93810, Chicago, IL         UPS in Computer Room                         0
                                    60673-3810
------------------------------------------------------------------------------------------------------------------------------------
62.      RJS Software               RJS Software Systems, PO Box 19408,          WinSpool                                     0
                                    Minneapolis, MN 55419
------------------------------------------------------------------------------------------------------------------------------------
63.      SecurityLink/Ameritech     Security Link from Ameritech, PO Box         WinPak Security Software, Card             55.03
                                    9001076, Louisville, KY 40290                Printer
------------------------------------------------------------------------------------------------------------------------------------
64.      WRQ - Reflections          WRQ, PO Box 34936, Seattle, WA               AS/400 Immulator                             0
                                    98124-1936
------------------------------------------------------------------------------------------------------------------------------------
65.      MapQuest                   MapQuest.Com, Inc., Po Box 85009490,         Web Location Tool                            0
                                    Philadelphia, PA 19178-9490
------------------------------------------------------------------------------------------------------------------------------------
66.      Web Oricle                 Web Oracle, Inc., 5323 Oxford Chase          Website Hosting                              0
                                    Way, Dunwoody, GA 30338
------------------------------------------------------------------------------------------------------------------------------------
67.      ARM Group                  Arm Group, 143 Madison Avenue, New           Contract Tickler Annual Maintenance          0
                                    York, NY 10016
------------------------------------------------------------------------------------------------------------------------------------
68.      Allergan                   Allergan Inc., 2525 Dupont Drive,            Solutions                                    0
                                    Irvine, CA 92715
------------------------------------------------------------------------------------------------------------------------------------
69.      PerSe Technologies         Per-Se' Technologies, Po Box 101352,         Process Managed Care Claims            257638.32
                                    Atlanta, GA 30392
------------------------------------------------------------------------------------------------------------------------------------
70.      Managed Care Systems       Managed Care Systems, Inc. 7330 North        Software for Processing Acquired         6333.33
                                    16th Street, Ste G-102, Phoenix, AZ          Entities
                                    85038
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
71.      Bette Burgess HMC/         Bette Burgess, HCB, 3138 W Dakota Ave        Medical Billing                           3843
         Provider Billing           Unit 96, Fresno, CA 93722
         Services
------------------------------------------------------------------------------------------------------------------------------------
72.      Digital Vision (DVI        Digital Vision Inc., PO Box 82294,           RX Tracking for Lawrenceville &         16508.72
         Monthly License Fee)       Portland, OR 97282                           Midwest Labs
------------------------------------------------------------------------------------------------------------------------------------
73.      Mike Albert Leasing        Mike Albert Leasing, Inc., PO Box            7 Auto Leases (details on separate       2722.56
                                    642531, Pittsburg, PA 15264                  schedule)
------------------------------------------------------------------------------------------------------------------------------------
74.      CareData.com               CAREDATA.COM, PO Box 277434, Atlanta,        Credentialing                            2356.5
                                    GA 30384
------------------------------------------------------------------------------------------------------------------------------------
75.      Parkway Portfolio 1 LLC    Parkway Portfolio, Moorefield II, PO         Eastern Regional Office, Richmond,        143.5
                                    Box 39271, Jackson, MS 39271                 VA
------------------------------------------------------------------------------------------------------------------------------------
76.      LC Properties, LLC         LC Properties, LLC, 26 Sycamore              Sublease for 296 Grayson Highway             0
         (lAssignee of Wal-Mart     Station, Decatur, GA  30030                  Offices
         effective 01/01)
------------------------------------------------------------------------------------------------------------------------------------
77.      Dr. Myrel A. Nuemann       Dr. Myrel A. Neumann, PO Box 1304, c/o       Lease for Midwest Lab and Offices            0
                                    Kern Dewenter, St Cloud, MN 56303
------------------------------------------------------------------------------------------------------------------------------------
78.      Army &  Air Force          Army & Airforce Exchange Service, 2727       Hurlburt, Elgin, Edward, Ft.            46307.61
         Exchange Service           West LBJ Freeway, Dallas, TX 75234           Wainright, Eielson, Ft. Rucker,
                                                                                 Robins, Elmendorf, Ft. Hood &
                                                                                 Patrick stores
------------------------------------------------------------------------------------------------------------------------------------
79.      Navy Exchange Service      Navy Exchange Service Command, 3280          Bethesda, Annapolis, Norfolk,           30658.56
         Command                    Virginia Beach Blvd., Vrginia Beach, VA      Brunswick, Moffett Field, Memphis,
                                    23452                                        New London & Portsmouth stores
------------------------------------------------------------------------------------------------------------------------------------
80.      Marine Corp Exchange       Marine Corp Community Services               Quantico store                           1831.45
                                    Division, POB 1397, Quantico, VA 22134
------------------------------------------------------------------------------------------------------------------------------------
81.      Key Corporate Capital      KeyCorp Leasing c/o KeyBank, Attn: Ron       Managed Care Software System AS/400 &        0
                                    McKenzie, POB 11500, Tacoma, WA 98411        Upgrade 9406170 Computer et al
------------------------------------------------------------------------------------------------------------------------------------
82.      WAL*MART MANAGED CARE      SEE BELOW FOR INDIVIDUAL WAL*MART            MANAGED CARE PLANS
         PLANS                      MANAGED CARE PLANS.
------------------------------------------------------------------------------------------------------------------------------------
83.      Anthem Blue Cross Blue     PO Box 555, North Haven, CT, 06475           Wal*Mart Managed Care Plans                  0
         Shield of CT
------------------------------------------------------------------------------------------------------------------------------------
84.      Atlantic County            1760 Market St 14th Floor,                   Wal*Mart Managed Care Plans                  0
         Utilities Authority        Philadelphia, PA, 19103
------------------------------------------------------------------------------------------------------------------------------------
85.      Atlantic Integrated        1315 S. Glenburne Rd, New Bern, NC.,         Wal*Mart Managed Care Plans                  0
         Health                     28562
------------------------------------------------------------------------------------------------------------------------------------
86.      B/C &B/S Central NY -      344 South Warren Street, P.O. Box            Wal*Mart Managed Care Plans                  0
         HMO-CNY Inc                4089, Syracuse, NY, 13221-4712
------------------------------------------------------------------------------------------------------------------------------------
87.      Blue Cross Blue Shield     P.O. Box 995, Birmingham, AL, 35298          Wal*Mart Managed Care Plans                  0
         Alabama - All Kids
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
88.      Blue Cross Blue Shield     10455 Mill Run Circle, Owings                Wal*Mart Managed Care Plans                  0
         of Maryland                Mills, MD, 21117-5559
------------------------------------------------------------------------------------------------------------------------------------
89.      Blue Cross Blue Shield     Utica Business Park / 12 Rhoads              Wal*Mart Managed Care Plans                  0
         of Utica Watertown         Dr., Utica, NY, 13502
------------------------------------------------------------------------------------------------------------------------------------
90.      Blue Shield of             P.O. Box 15013, Albany, NY, 12212-5013       Wal*Mart Managed Care Plans                  0
         Northeastern NY
------------------------------------------------------------------------------------------------------------------------------------
91.      Cascade Comprehensive      P.O. Box 217, Klamath Falls, OR,             Wal*Mart Managed Care Plans                  0
         Care Inc                   97601-0368
------------------------------------------------------------------------------------------------------------------------------------
92.      Cigna Health Plan of       Two Riverway, Ste. 1200, Houston, TX,        Wal*Mart Managed Care Plans                  0
         Texas/Temple Inland        77056
------------------------------------------------------------------------------------------------------------------------------------
93.      Clarity Vision/Opti/Gat    PO Box 890500, Camp Hill, PA, 17089          Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
94.      Coast to Coast - 20/20     PO Box 671309, Dallas, TX, 75367             Wal*Mart Managed Care Plans                  0
         Select
------------------------------------------------------------------------------------------------------------------------------------
95.      Davis Vision               PO Box 971, Schenectady, NY,   12301         Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
96.      ECPA                       PO Box 51810, Phoenix, AZ, 85076             Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
97.      Fraternal Order of         511 N Broad St 7th Floor,                    Wal*Mart Managed Care Plans                  0
         Police                     Philadelphia, PA,  19123
------------------------------------------------------------------------------------------------------------------------------------
98.      GHI (Group Health Inc)     Pioneer Business Park / 5000 Campuswood      Wal*Mart Managed Care Plans                  0
                                    Dr., East Syracuse, N Y, 13057-9914
------------------------------------------------------------------------------------------------------------------------------------
99.      Grants Pass Clinic         Vocational Rehab Division, PO Box 808,       Wal*Mart Managed Care Plans                  0
                                    Gold Beach, OR. 97444
------------------------------------------------------------------------------------------------------------------------------------
100.     Hidden Lake Academy        830 Hidden Lake Road, Dahlonega, GA,         Wal*Mart Managed Care Plans                  0
                                    30533
------------------------------------------------------------------------------------------------------------------------------------
101.     Intergroup                 9300 N. Finance Center Dr., Ste.             Wal*Mart Managed Care Plans                  0
                                    100, Tucson, AZ, 85710
------------------------------------------------------------------------------------------------------------------------------------
102.     MECA                       PO Box 17190, Indianapolis, IN, 4617         Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
103.     Medi-Cal                   3138 W. Dakota #2, Fresno, CA, 93722-        Wal*Mart Managed Care Plans                  0
                                    4944
------------------------------------------------------------------------------------------------------------------------------------
104.     Medicare                   2300 Springdale Drive, Building 1,           Wal*Mart Managed Care Plans                  0
                                    GM-219, Camden, SC, 29020
------------------------------------------------------------------------------------------------------------------------------------
105.     MES                        PO Box 93033, Long Beach, CA, 90809          Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
106.     Metlife Grp Vision Clai    PO Box 3010 Oneida County Industrial         Wal*Mart Managed Care Plans                  0
                                    Park, Utica, NY, 13504
------------------------------------------------------------------------------------------------------------------------------------
107.     Metropolitan AT&T,         See Above                                    Wal*Mart Managed Care Plans                  0
         Lucent Tech.,
         Goodyear
------------------------------------------------------------------------------------------------------------------------------------
108.     Metropolitan               P.O. Box 3010, Onieda Cnty. Industrial       Wal*Mart Managed Care Plans                  0
         Schedule "C"               Park, Utica, NY, 13504
------------------------------------------------------------------------------------------------------------------------------------

 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
109.     National Vision Admin      P.O. Box 2187, Clifton, NJ, 7015             Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
110.     New Mexico Medicaid        P.O. Box 25700, Albuqerque, NM, 87125        Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
111.     North American             PO Box 2487, Columbus, OH. 43216             Wal*Mart Managed Care Plans                  0
         Preferred Vision
         Network
------------------------------------------------------------------------------------------------------------------------------------
112.     Onondaga County            10 Adler Dr, East Syracuse, NY, 13057        Wal*Mart Managed Care Plans                  0
         Laborer's Health &
         Training Funds
------------------------------------------------------------------------------------------------------------------------------------
113.     Pacific Source Health      PO Box 7068, Eugene, OR, 97401               Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
114.     Quality Block Company -    PO Box 8049, Phoenix, AZ, 85060              Wal*Mart Managed Care Plans                  0
         SRT Administrators
------------------------------------------------------------------------------------------------------------------------------------
115.     San Carlos Housing         P.O. Box 55237, Phoenix, AZ, 85078           Wal*Mart Managed Care Plans                  0
         Authority
------------------------------------------------------------------------------------------------------------------------------------
116.     Senior's First             PO Box 830602 Birmingham, AL                 Wal*Mart Managed Care Plans                  0
                                    35203, Birmingham, AL, 35203
------------------------------------------------------------------------------------------------------------------------------------
117.     Shoal-Water Bay Indian     PO Box 228, Tokeland, WA. 98590              Wal*Mart Managed Care Plans                  0
         Tribe Store 2037 only
------------------------------------------------------------------------------------------------------------------------------------
118.     South Dakota Medicaid      700 Governor's Dr., Pierre, SD, 57501        Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
119.     Spectera Inc               2811 Lord Baltimore Dr,                      Wal*Mart Managed Care Plans                  0
                                    Baltimore, MD, 21244
------------------------------------------------------------------------------------------------------------------------------------
120.     Superior Vision Reliast    PO Box 967, Rancho Cordova, CA, 95741        Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
121.     Texas Medicaid             P.O Box 200555 Bldg C, Austin, TX,           Wal*Mart Managed Care Plans                  0
                                    78720
------------------------------------------------------------------------------------------------------------------------------------
122.     Texas Rehabilitation       See Above                                    Wal*Mart Managed Care Plans                  0
         Commission
------------------------------------------------------------------------------------------------------------------------------------
123.     Top Quality Masonry        PO Box 8049, Phoenix, AZ, 85060              Wal*Mart Managed Care Plans                  0
         Company - SRT
         Administrators
------------------------------------------------------------------------------------------------------------------------------------
124.     West Virginia Medicaid     P.O. Box 3767, Charleston, WV, 35337         Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
125.     Wyoming Medicaid           P.O. Box 547, Cheyenne, WY, 82003            Wal*Mart Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
126.     FRED MEYER MANAGED         SEE BELOW FOR INDIVIDUAL FRED MEYER          MANAGED CARE PLANS
         CARE PLANS                 MANAGED CARE PLANS.
------------------------------------------------------------------------------------------------------------------------------------
127.     A&I Benefit                1220 Southwest Morrison, Ste. 300            Fred Meyer Managed Care Plans                0
         Administrators             Portland, OR, 97205
------------------------------------------------------------------------------------------------------------------------------------
128.     Adminisrative              3404 W. Cheryl Drive, Phoenix, AZ, 85051     Fred Meyer Managed Care Plans                0
         Enterprises Inc.
------------------------------------------------------------------------------------------------------------------------------------
129.     Advanced Benefits          6420 SW Madcam Avenue, Portland, OR,         Fred Meyer Managed Care Plans                0
         Administrato               97201
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                          CURE AMOUNT
                                                                                                                         PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
130.     Aetna / US Healthcare      P.O. Box 1125, Bluebell, PA, 19422           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
131.     AK Healthcare System       2925 De Barr Rd.,Anchorage, AK, 99508        Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
132.     Alaksa Laborers            P.O. Box 34567, Seattle, WA, 98124           Fred Meyer Managed Care Plans                0
         Construction Industry
------------------------------------------------------------------------------------------------------------------------------------
133.     ALASKA VA Healthcare       2925 De Barr Rd., Anchorage, AK, 99508       Fred Meyer Managed Care Plans                0
         Systems
------------------------------------------------------------------------------------------------------------------------------------
134.     Alliance Health Plan       P.O. Box 1207,  Seattle, WA, 98111           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
135.     Anthem Health & Life       P.O. Box 11111, Fort Scott, KS, 66701        Fred Meyer Managed Care Plans                0
         Insurance
------------------------------------------------------------------------------------------------------------------------------------
136.     AOI Health Choice          P.O. Box 40384, Portland, OR, 97240          Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
137.     Associated                 P.O. Box 6711, Portland, OR, 97228           Fred Meyer Managed Care Plans                0
         Administrators
------------------------------------------------------------------------------------------------------------------------------------
138.     Avesis,  Inc.               P.O. Box 7777, Phoenix, AZ, 85012           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
139.     Benesight                  P.O. Box 52100,  Phoenix,  AZ. 85072         Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
140.     Blue Card Program          P.O. Box 327, Seattle, WA, 98111             Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
141.     Blue Cross of Idaho        P.O. Box 7408, Boise, ID, 83707              Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
142.     Blue Cross of              P.O. Box 91080, Seattle, WA, 98111           Fred Meyer Managed Care Plans                0
         Washington/Alaska
------------------------------------------------------------------------------------------------------------------------------------
143.     Blue Cross/Blue Shield     P.O. Box 91010, Seattle, WA, 98111           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
144.     Boeing Health Plan         P.O. Box 21065, Seattle, WA, 98111           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
145.     Boeing Health              P.O. Box 91009, Seattle, WA, 98101           Fred Meyer Managed Care Plans                0
         Washington Plan
------------------------------------------------------------------------------------------------------------------------------------
146.     CARPENTER'S TRUST OF       P.O. Box 5434, Spokane, WA, 99205            Fred Meyer Managed Care Plans                0
         WA/ID
------------------------------------------------------------------------------------------------------------------------------------
147.     Cement Masons &            P.O. Box 34203, Seattle, WA, 98121           Fred Meyer Managed Care Plans                0
         Plasterers - W
------------------------------------------------------------------------------------------------------------------------------------
148.     CIGNA Healthcare           P.O. Box 9321, Sherman, TX, 75091            Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
149.     Cigna Healthcare           P.O. Box 188004, Chattanooga, TN, 37422      Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
150.     CIGNA HEALTHCARE           P.O. Box 188004, Chattanooga, TN, 37422      Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
151.     Cigna Healthcare - ID      P.O. Box 182654, Columbus, OH, 43218         Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
152.     CLARITY VISION             P.O. Box 890500, Camp Hill, PA, 17089        Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
153.     Coast To Coast Vision      P.O. Box 792070, San Antonio, TX, 78279      Fred Meyer Managed Care Plans                0
         Plan
------------------------------------------------------------------------------------------------------------------------------------
154.     Coastal Insurance          P.O. Box 897, Bellingham, WA, 98227          Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
155.     Davis Vision               P.O. Box 971, Schenectady, NY, 12301         Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
156.     EYECARE PLAN OF AMERICA -  7776 S. Point Parkway                        Fred Meyer Managed Care Plans                0
         ECPA                       W., Phoenix, AZ, 85044
------------------------------------------------------------------------------------------------------------------------------------
157.     First Choice Healthcare    P.O. Box 91009, Seattle, WA, 98101           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
158.     First Health               P.O. Box 8099, London, KY, 40742             Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
159.     Great West Life            P.O. Box 11111, Fort Scott, KS, 66701        Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
160.     H.E.R.E. Local 8           P.O. Box 34355, Seattle, WA, 98124           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
161.     Health Comp. Admin.        P.O. Box 45018, Fresno, CA, 93718            Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
162.     Health Management          13902 East Expedition                        Fred Meyer Managed Care Plans                0
         Network                    Ave., Aurora, CO, 80013

------------------------------------------------------------------------------------------------------------------------------------
163.     HEALTHCARE MANAGEMENT      P.O. Box 85008, Bellvue, WA, 98015           Fred Meyer Managed Care Plans                0
         ADMIN.
------------------------------------------------------------------------------------------------------------------------------------
164.     Highline Community         P.O. Box 91014, Seattle, WA, 98101           Fred Meyer Managed Care Plans                0
         Hospital
------------------------------------------------------------------------------------------------------------------------------------
165.     Idaho Medicaid             P.O. Box 23, Boise, ID, 83707                Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
166.     IEC Group                  P.O. Box 7186, Boise, ID, 83707              Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
167.     INTERMOUNTAIN IRON         3785 S,  700 East, City, UT, 84106           Fred Meyer Managed Care Plans                0
         WRKRS LOCAL 732
------------------------------------------------------------------------------------------------------------------------------------
168.     Kenai Borough              P.O. Box 97313, Bellvue, WA, 98009           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
169.     Kenai School District      P.O. Box 97313, Bellvue, WA, 98009           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
170.     Lifewise                   P.O. Box 7709, Bend, OR, 97708               Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
171.     MEDICAL EYE SERVICES       P.O. Box 93033, Long Beach, CA, 90809        Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
172.     Medical Eye Services       P.O. Box 93033, Long Beach, CA, 90809        Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
173.     Medical Eye Services       P.O. Box 8184, Portland, OR, 97207           Fred Meyer Managed Care Plans                0
         of Oregon
------------------------------------------------------------------------------------------------------------------------------------
174.     MetLife Insurance Co.      P.O. Box 3010, Utica, NY, 13504              Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
175.     MetLife Insurance          P.O. Box 3010, Utica, NY, 13504              Fred Meyer Managed Care Plans                0
         Company
------------------------------------------------------------------------------------------------------------------------------------
176.     Microsoft                  P.O. Box 4346, Bismark, ND, 58502            Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
177.     Mountain States            13902 East Expedition Ave.,                  Fred Meyer Managed Care Plans                0
         Administration             Aurora, CO, 80013

------------------------------------------------------------------------------------------------------------------------------------
178.     Mutual of Omaha            P.O. Box 31488, Omaha, NE, 68131             Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
179.     National Vision            P.O. Box 1981, East Hanover, NJ, 07936       Fred Meyer Managed Care Plans                0
         Administrators
------------------------------------------------------------------------------------------------------------------------------------
180.     Northern Alaska            P.O. Box 12707, Seattle, WA, 98111           Fred Meyer Managed Care Plans                0
         Carpernters -
         Local 1243
------------------------------------------------------------------------------------------------------------------------------------
181.     Northwest Benefit          2323 Eastlake Ave. E., Seattle, WA,          Fred Meyer Managed Care Plans                0
         Network (NBN)              98102
------------------------------------------------------------------------------------------------------------------------------------
182.     Northwest Sheet            P.O. Box 5433, Spokane, WA, 99205            Fred Meyer Managed Care Plans                0
         Metal Workers
------------------------------------------------------------------------------------------------------------------------------------
183.     OEA Choice Trust           P.O. Box 23600, Tigard, OR, 97281            Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
184.     One Health Plan            P.O. Box 97313, Bellvue, WA, 98009           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
185.     OPERATING ENGINEERS OF     P.O. Box 34684, Seattle, WA, 98124           Fred Meyer Managed Care Plans                0
         WA/AK
------------------------------------------------------------------------------------------------------------------------------------
186.     Operating Engineers of     P.O. Box 34684, Seattle, WA, 98124           Fred Meyer Managed Care Plans                0
         WA/AK
------------------------------------------------------------------------------------------------------------------------------------
187.     Oregon Dental Service      P.O. Box 40384, Portland, OR, 97240          Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
188.     Pacific Heritage           P.O. Box 1020, Portland, OR, 97207           Fred Meyer Managed Care Plans                0
         Administrator
------------------------------------------------------------------------------------------------------------------------------------
189.     PacifiCare of Oregon       P.O. Box 310703, Boca Raton, FL, 33431       Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
190.     Pierce County Blue         P.O. Box 21267, Seattle, WA, 98111           Fred Meyer Managed Care Plans                0
         Shield
------------------------------------------------------------------------------------------------------------------------------------
191.     PREMERA BLUE CARD          P.O. Box 327, Seattle, WA, 98111             Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
192.     Premera Blue Cross         P.O. Box 90180, Seattle, WA, 98111           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
193.     PREMERA BLUE CROSS         P.O. Box 21065, Seattle, WA, 98111           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
194.     PRINCIPAL FINANCE GROUP    P.O. Box 57700, Salt Lake City, UT,          Fred Meyer Managed Care Plans                0
                                    84157
------------------------------------------------------------------------------------------------------------------------------------
195.     Principal Financial        4021 South 700 East,  Ste.                   Fred Meyer Managed Care Plans                0
                                    500Springs, Springs, CO, 80949
------------------------------------------------------------------------------------------------------------------------------------
196.     Principal Mutual Life      P.O. Box 3006, Ames, IA, 50010               Fred Meyer Managed Care Plans                0
         Insuranc
------------------------------------------------------------------------------------------------------------------------------------
197.     Providence Good            P.O. Box 3125, Portland, OR, 97208           Fred Meyer Managed Care Plans                0
         Health Plan
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
198.     Providence Health          P.O. Box 370, Longview, OR, 98632            Fred Meyer Managed Care Plans                0
         Plans-Select Care
         of Oregon
------------------------------------------------------------------------------------------------------------------------------------
199.     PUGET SOUND BENEFITS       P.O. Box 34203, Seattle, WA, 98124-1203      Fred Meyer Managed Care Plans                0
         TRUST
------------------------------------------------------------------------------------------------------------------------------------
200.     Puget Sound Electrical     P.O. Box 34203, Seattle, WA, 98124           Fred Meyer Managed Care Plans                0
         Workers
------------------------------------------------------------------------------------------------------------------------------------
201.     QualMed Oregon Health      P.O. Box 1707, Clackamas, OR, 97015          Fred Meyer Managed Care Plans                0
         Plan
------------------------------------------------------------------------------------------------------------------------------------
202.     Regence BCBS of Oregon     P.O. Box 1271, Portland, OR, 97207           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
203.     Regence Blue shield        P.O. Box 21267, Seattle, WA, 98111           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
204.     Regence Blue Shield        P.O. Box 1160, Lewiston, ID, 97207           Fred Meyer Managed Care Plans                0
         of Idaho
------------------------------------------------------------------------------------------------------------------------------------
205.     Regence Blue Shield        P.O. Box 21267, Seattle, WA, 98111           Fred Meyer Managed Care Plans                0
         of WA
------------------------------------------------------------------------------------------------------------------------------------
206.     Regence HMO Oregon         P.O. Box 900, Portland, OR, 97207-0900       Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
207.     Regence Northwest          P.O. Box 91039, Seattle, WA, 98111           Fred Meyer Managed Care Plans                0
         Health
------------------------------------------------------------------------------------------------------------------------------------
208.     Risk & Benefit             P.O. Box 241569, Anchorage, AK, 99524-       Fred Meyer Managed Care Plans                0
         Management Serv            1569
------------------------------------------------------------------------------------------------------------------------------------
209.     SECURE VISION              P.O. Box 790042, St. Louis, MO, 63179        Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
210.     Select Care -              P.O. Box 10106, Eugene, OR, 97440            Fred Meyer Managed Care Plans                0
         Washington
------------------------------------------------------------------------------------------------------------------------------------
211.     SGA Benefits Trust         P.O. Box 46579, Seattle, WA, 98146-0579      Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
212.     Sound Health               P.O. Box 12707, Seattle, WA, 98111           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
213.     Spectera Vision            2811 Lord Baltimore                          Fred Meyer Managed Care Plans                0
                                    Dr., Baltimore, MD, 251244
------------------------------------------------------------------------------------------------------------------------------------
214.     Superior Vision Plan       24012 Calle De La Plata,  Ste.               Fred Meyer Managed Care Plans                0
                                    350, Laguna Hills, CA, 92653-7624
------------------------------------------------------------------------------------------------------------------------------------
215.     SUPERIOR VISION PLAN -     P.O Box 967, Rancho Cordova, CA, 92654       Fred Meyer Managed Care Plans                0
         RELIAST
------------------------------------------------------------------------------------------------------------------------------------
216.     SUPERIOR VISION            P.O. Box 2829, Nigel, CA, 92654              Fred Meyer Managed Care Plans                0
         SERVICES
------------------------------------------------------------------------------------------------------------------------------------
217.     The TPA                    P.O. Box 300, Pueblo, CO, 81002              Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
218.     UFCW - Oregon              P.O. Box 1420, Portland, OR, 97207           Fred Meyer Managed Care Plans                0

------------------------------------------------------------------------------------------------------------------------------------
219.     UFCW Local 555             P.O Box 6010, Cypress, CA, 90630             Fred Meyer Managed Care Plans                0
         Employers Trust
------------------------------------------------------------------------------------------------------------------------------------
220.     W0shington Employers       P.O. Box 12068, Seattle, WA, 98102           Fred Meyer Managed Care Plans                0
         Trust
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
221.     William C. Earhart         P.O.Box 4148, Portland, OR, 97208            Fred Meyer Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
222.     Zenith Administrators      P.O. Box 7128, Phoenix, AZ, 85011            Fred Meyer Managed Care Plans                  0

------------------------------------------------------------------------------------------------------------------------------------
223.     FREE STANDING MANAGED      SEE BELOW FOR INDIVIDUAL FREE STANDING       MANAGED CARE PLANS
         CARE PLANS                 MANAGED CARE PLANS.
------------------------------------------------------------------------------------------------------------------------------------
224.     A&I Benefit                1220 Southwest Morrison,  Ste.               Free Standing Managed Care Plans               0
         Administrators             300, Portland, OR, 97205
------------------------------------------------------------------------------------------------------------------------------------
225.     Adminisrative              3404 W. Cheryl Drive, Phoenix, AZ, 85051     Free Standing Managed Care Plans               0
         Enterprises,  Inc.
------------------------------------------------------------------------------------------------------------------------------------
226.     Advanced Benefits          6420 SW Madcam Avenue, Portland, OR,         Free Standing Managed Care Plans               0
         Administrato               97201
------------------------------------------------------------------------------------------------------------------------------------
227.     Aetna / US Healthcare      P.O. Box 1125, Bluebell, PA, 19422           Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
228.     AK Healthcare System       2925 De Barr Rd., Anchorage, AK, 99508       Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
229.     Alaksa Laborers            P.O. Box 34567, Seattle, WA, 98124           Free Standing Managed Care Plans               0
         Construction Industry
------------------------------------------------------------------------------------------------------------------------------------
230.     ALASKA VA Healthcare       2925 De Barr Rd., Anchorage, AK, 99508       Free Standing Managed Care Plans               0
         Systems
------------------------------------------------------------------------------------------------------------------------------------
231.     Alliance Health Plan       P.O. Box 1207, Seattle, WA, 98111            Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
232.     Anthem Health & Life       P.O. Box 11111, Fort Scott, KS, 66701        Free Standing Managed Care Plans               0
         Insurance
------------------------------------------------------------------------------------------------------------------------------------
233.     AOI Health Choice          P.O. Box 40384, Portland, OR, 97240          Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
234.     Associated                 P.O. Box 6711, Portland, OR, 97228           Free Standing Managed Care Plans               0
         Administrators
------------------------------------------------------------------------------------------------------------------------------------
235.     Avesis,  Inc.               P.O. Box 7777, Phoenix, AZ, 85012           Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
236.     Benesight                  P.O. Box 52100,  Phoenix,  AZ. 85072         Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
237.     Block Vision               250 Country Road,  P.O. Box 7068,            Free Standing Managed Care Plans               0
                                    Eugene,  OR,  97401
------------------------------------------------------------------------------------------------------------------------------------
238.     Blue Card Program          P.O. Box 327, Seattle, WA, 98111             Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
239.     Blue Cross of Idaho        P.O. Box 7408, Boise, ID, 83707              Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
240.     Blue Cross of              P.O. Box 91080, Seattle, WA, 98111           Free Standing Managed Care Plans               0
         Washington/Alask
------------------------------------------------------------------------------------------------------------------------------------
241.     Blue Cross/Blue Shield     P.O. Box 91010, Seattle, WA, 98111           Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
242.     Boeing Health Plan         P.O. Box 21065, Seattle, WA, 98111           Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
243.     Boeing Health              P.O. Box 91009, Seattle, WA, 98101           Free Standing Managed Care Plans               0
         Washington Plan
------------------------------------------------------------------------------------------------------------------------------------

 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
244.     CARPENTER'S TRUST          P.O. Box 5434, Spokane, WA, 99205            Free Standing Managed Care Plans               0
         OF WA/ID
------------------------------------------------------------------------------------------------------------------------------------
245.     Cement Masons &            P.O. Box 34203, Seattle, WA, 98121           Free Standing Managed Care Plans               0
         Plasterers - W
------------------------------------------------------------------------------------------------------------------------------------
246.     CIGNA Healthcare           P.O. Box 9321, Sherman, TX, 75091            Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
247.     Cigna Healthcare           P.O. Box 188004, Chattanooga, TN,            Free Standing Managed Care Plans               0
                                    37422
------------------------------------------------------------------------------------------------------------------------------------
248.     CIGNA HEALTHCARE           P.O. Box 188004, Chattanooga, TN, 37422      Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
249.     Cigna Healthcare - ID      P.O. Box 182654, Columbus, OH, 43218         Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
250.     CLARITY VISION             P.O. Box 890500, Camp Hill, PA, 17089        Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
251.     Coast To Coast Vision      P.O. Box 792070, San Antonio, TX, 78279      Free Standing Managed Care Plans               0
         Plan
------------------------------------------------------------------------------------------------------------------------------------
252.     Coastal Insurance          P.O. Box 897, Bellingham, WA, 98227          Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
253.     Davis Vision               P.O. Box 971, Schenectady, NY, 12301         Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
254.     EYECARE PLAN OF            7776 S. Point Parkway W., Phoenix, AZ        Free Standing Managed Care Plans               0
         AMERICA - ECPA             85044
------------------------------------------------------------------------------------------------------------------------------------
255.     First Choice Healthcare    P.O. Box 91009, Seattle, WA, 98101           Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
256.     First Health               P.O. Box 8099, London, KY, 40742             Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
257.     Great West Life            P.O. Box 11111, Fort Scott, KS, 66701        Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
258.     H.E.R.E. Local 8           P.O. Box 34355, Seattle, WA, 98124           Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
259.     Health Comp. Admin.        P.O. Box 45018, Fresno, CA, 93718            Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
260.     Health Management          13902 East Expedition Ave., Aurora,          Free Standing Managed Care Plans               0
         Network                    CO, 80013
------------------------------------------------------------------------------------------------------------------------------------
261.     HEALTHCARE MANAGEMENT      P.O. Box 85008, Bellvue, WA, 98015           Free Standing Managed Care Plans               0
         ADMIN.
------------------------------------------------------------------------------------------------------------------------------------
262.     Highline Community         P.O. Box 91014, Seattle, WA,  98101          Free Standing Managed Care Plans               0
         Hospital
------------------------------------------------------------------------------------------------------------------------------------
263.     Idaho Medicaid             P.O. Box 23, Boise, ID, 83707                Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
264.     IEC Group                  P.O. Box 7186, Boise, ID, 83707              Free Standing Managed Care Plans               0

------------------------------------------------------------------------------------------------------------------------------------
265.     Intermountain              P.O. Box 3018, Missoula, MT, 59806           Free Standing Managed Care Plans               0
         Administrators
------------------------------------------------------------------------------------------------------------------------------------
266.     INTERMOUNTAIN IRON         3785 S, 700 East, City, UT, 84106            Free Standing Managed Care Plans               0
         WRKRS LOCAL 732
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
267.     Kenai Borough              P.O. Box 97313, Bellvue, WA, 98009           Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
268.     Kenai School District      P.O. Box 97313, Bellvue, WA, 98009           Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
269.     Lifewise                   P.O. Box 7709, Bend, OR, 97708               Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
270.     Medi-Cal                   3138 W. Dakota #2, Fresno, CA, 93722-        Free Standing Managed Care Plans             0
                                    4944
------------------------------------------------------------------------------------------------------------------------------------
271.     MEDICAL EYE SERVICES       P.O. Box 93033, Long Beach, CA, 90809        Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
272.     Medical Eye Services       P.O. Box 93033, Long Beach, CA, 90809        Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
273.     Medical Eye Services of    P.O. Box 8184, Portland, OR, 97207           Free Standing Managed Care Plans             0
         Oregon
------------------------------------------------------------------------------------------------------------------------------------
274.     MetLife Insurance Co.      P.O. Box 3010, Utica, NY, 13504              Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
275.     MetLife Insurance          P.O. Box 3010, Utica, NY, 13504              Free Standing Managed Care Plans             0
         Company
------------------------------------------------------------------------------------------------------------------------------------
276.     Microsoft                  P.O. Box 4346, Bismark, ND, 58502            Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
277.     Montana Retail Store       Ste. 220, Whiteflag Bldg./ 104 S.            Free Standing Managed Care Plans             0
         Employees                  Freya, Spokane, WA, 99202
------------------------------------------------------------------------------------------------------------------------------------
278.     Mountain States            13902 East Expedition                        Free Standing Managed Care Plans             0
         Administration             Ave., Aurora, CO, 80013
------------------------------------------------------------------------------------------------------------------------------------
279.     Mutual of Omaha            P.O. Box 31488, Omaha, NE, 68131             Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
280.     National Vision            P.O. Box 1981, East Hanover, NJ, 07936       Free Standing Managed Care Plans             0
         Administrators
------------------------------------------------------------------------------------------------------------------------------------
281.     Northern Alaska            P.O. Box 12707, Seattle,  WA, 98111          Free Standing Managed Care Plans             0
         Carpernters -
         Local 1243
------------------------------------------------------------------------------------------------------------------------------------
282.     Northwest Benefit          2323 Eastlake Ave. E., Seattle, WA, 98102    Free Standing Managed Care Plans             0
         Network (NBN
------------------------------------------------------------------------------------------------------------------------------------
283.     Northwest Sheet Metal      P.O. Box 5433, Spokane, WA, 99205            Free Standing Managed Care Plans             0
         Workers
------------------------------------------------------------------------------------------------------------------------------------
284.     OEA Choice Trust           P.O. Box 23600, Tigard, OR, 97281            Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
285.     One Health Plan            P.O. Box 97313, Bellvue, WA, 98009           Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
286.     OPERATING ENGINEERS        P.O. Box 34684, Seattle,WA,  98124           Free Standing Managed Care Plans             0
         OF WA/AK
------------------------------------------------------------------------------------------------------------------------------------
287.     Operating Engineers        P.O. Box 34684, Seattle, WA, 98124           Free Standing Managed Care Plans             0
         of WA/AK
------------------------------------------------------------------------------------------------------------------------------------
288.     Oregon Dental Service      P.O. Box 40384, Portland, OR, 97240          Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
289.     Pacific Heritage           P.O. Box 1020, Portland, OR, 97207           Free Standing Managed Care Plans             0
         Administrator
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
290.     PacifiCare of Oregon       P.O. Box 310703, Boca Raton, FL, 33431       Free Standing Managed Care Plans             0

---------------------------------------------------------------------------------- -------------------------------------------------
291.     Pierce County Blue         P.O. Box 21267, Seattle, WA, 98111           Free Standing Managed Care Plans             0
         Shield
------------------------------------------------------------------------------------------------------------------------------------
292.     PREMERA BLUE CARD          P.O. Box 327, Seattle, WA, 98111             Free Standing Managed Care Plans             0

-----------------------------------------------------------------------------------------------------------------------------------
293.     Premera Blue Cross         P.O. Box 90180, Seattle, WA, 98111           Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
294.     PREMERA BLUE CROSS         P.O. Box 21065, Seattle, WA, 98111           Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
295.     PRINCIPAL FINANCE          P.O. Box 57700, Salt Lake City, UT,          Free Standing Managed Care Plans             0
         GROUP                      84157
------------------------------------------------------------------------------------------------------------------------------------
296.     Principal Financial        4021 South 700 East, Ste. 500                Free Standing Managed Care Plans             0
                                    5Springs, Springs, CO, 80949
------------------------------------------------------------------------------------------------------------------------------------
297.     Principal Mutual Life      P.O. Box 3006, Ames, IA, 50010               Free Standing Managed Care Plans             0
         Insuranc
------------------------------------------------------------------------------------------------------------------------------------
298.     Providence Good Health     P.O. Box 3125, Portland, OR, 97208           Free Standing Managed Care Plans             0
         Plan
------------------------------------------------------------------------------------------------------------------------------------
299.     Providence Health          P.O. Box 370, Longview, OR, 98632            Free Standing Managed Care Plans             0
         Plans-Select Care
         of Oregon
------------------------------------------------------------------------------------------------------------------------------------
300.     PUGET SOUND BENEFITS       P.O. Box 34203, Seattle, WA, 98124-          Free Standing Managed Care Plans             0
         TRUST                      1203
------------------------------------------------------------------------------------------------------------------------------------
301.     Puget Sound Electrical     P.O. Box 34203, Seattle, WA, 98124           Free Standing Managed Care Plans             0
         Workers
------------------------------------------------------------------------------------------------------------------------------------
302.     QualMed Oregon Health      P.O. Box 1707, Clackamas, OR, 97015          Free Standing Managed Care Plans             0
         Plan
------------------------------------------------------------------------------------------------------------------------------------
303.     Regence BCBS of Oregon     P.O. Box 1271, Portland, OR, 97207           Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
304.     Regence Blue shield        P.O. Box 21267, Seattle, WA, 98111           Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
305.     Regence Blue Shield of     P.O. Box 1160, Lewiston, ID, 97207           Free Standing Managed Care Plans             0
         Idaho
------------------------------------------------------------------------------------------------------------------------------------
306.     Regence Blue Shield        P.O. Box 21267, Seattle, WA, 98111           Free Standing Managed Care Plans             0
         of WA
------------------------------------------------------------------------------------------------------------------------------------
307.     Regence HMO Oregon         P.O. Box 900, Portland, OR, 97207-0900       Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
308.     Regence Northwest          P.O. Box 91039, Seattle, WA, 98111           Free Standing Managed Care Plans             0
         Health
------------------------------------------------------------------------------------------------------------------------------------
309.     Risk & Benefit             P.O. Box 241569, Anchorage, AK, 99524-       Free Standing Managed Care Plans             0
         Management Serv            1569
------------------------------------------------------------------------------------------------------------------------------------
310.     SECURE VISION              P.O. Box 790042, St. Louis, MO, 63179        Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
311.     Select Care -              P.O. Box 10106, Eugene, OR, 97440            Free Standing Managed Care Plans             0
         Washington
------------------------------------------------------------------------------------------------------------------------------------
312.     SGA Benefits Trust         P.O. Box 46579, Seattle, WA, 98146-0579      Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
313.     Sound Health               P.O. Box 12707, Seattle, WA, 98111           Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
314.     Spectera Vision            2811 Lord Baltimore Dr.,                     Free Standing Managed Care Plans             0
                                    Baltimore, MD,  51244
------------------------------------------------------------------------------------------------------------------------------------
315.     Superior Vision Plan       24012 Calle De La Plata, Ste.                Free Standing Managed Care Plans             0
                                    350, Laguna Hills, CA, 92653-7624
------------------------------------------------------------------------------------------------------------------------------------
316.     SUPERIOR VISION PLAN -     P.O Box 967, Rancho Cordova, CA, 92654       Free Standing Managed Care Plans             0
         RELIAST
------------------------------------------------------------------------------------------------------------------------------------
317.     SUPERIOR VISION            P.O. Box 2829, Nigel, CA, 92654              Free Standing Managed Care Plans             0
         SERVICES
------------------------------------------------------------------------------------------------------------------------------------
318.     The TPA                    P.O. Box 300,  Pueblo, CO,  81002            Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
319.     Timber Products Mfg.       P.O. Box 4867,  Missoula, MT,  59806         Free Standing Managed Care Plans             0
         Trust
------------------------------------------------------------------------------------------------------------------------------------
320.     UFCW - Oregon              P.O. Box 1420,  Portland, OR,  97207         Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
321.     UFCW Local 555             P.O Box 6010,   Cypress,  CA,   90630        Free Standing Managed Care Plans             0
         Employers Trust
------------------------------------------------------------------------------------------------------------------------------------
322.     Washington Employers       P.O. Box 12068,  Seattle, WA,  98102         Free Standing Managed Care Plans             0
         Trust
------------------------------------------------------------------------------------------------------------------------------------
323.     William C. Earhart         P.O.Box 4148,  Portland, OR,  97208          Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
324.     Zenith Administrators      P.O. Box 7128,  Phoenix, AZ,  85011          Free Standing Managed Care Plans             0

------------------------------------------------------------------------------------------------------------------------------------
325.     WAL-MART STORES, INC.      WAL-MART STORES,   INC.,   702 SW 8TH        VISION CENTER MASTER LICENSE                 0
                                    STREET, BENTONVILLE, AR 72716                AGREEMENT - SEE BELOW FOR WAL*MART
                                                                                 STORE INDIVIDUAL LEASES.
------------------------------------------------------------------------------------------------------------------------------------
326.     131                        2311 S. JEFFERSON, MT. PLEASANT, TX,         Wal*Mart Store                               0
                                    75455
------------------------------------------------------------------------------------------------------------------------------------
327.     140                        2215 SOUTH FIRST STREET, LUFKIN, TX,         Wal*Mart Store                               0
                                    75901
------------------------------------------------------------------------------------------------------------------------------------
328.     287                        1801 HIGHWAY 78 EAST, JASPER, AL, 35501      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
329.     329                        5560 MCCLELLAN BLVD, ANNISTON, AL, 36201     Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
330.     372                        1905 N. 14TH AVENUE, DODGE CITY, KS,         Wal*Mart Store                               0
                                    67801
------------------------------------------------------------------------------------------------------------------------------------
331.     400                        1407 NORTH LOOP 336 WEST, CONROE, TX,        Wal*Mart Store                               0
                                    77301
------------------------------------------------------------------------------------------------------------------------------------
332.     510                        400 SHALLOWFORD ROAD                         Wal*Mart Store                               0
                                    GAINESVILLE, GA, 30504
------------------------------------------------------------------------------------------------------------------------------------
333.     515                        2330 US HWY 19, MURPHY, NC, 28906            Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
334.     518                        1550 BALLGROUND HWY, CANTON, GA, 30114       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
335.     529                        9300 CENTURY BLVD., TEXAS CITY, TX,          Wal*Mart Store                               0
                                    77591
------------------------------------------------------------------------------------------------------------------------------------
336.     539                        2050 NORTH MALL BLVD, ALEXANDRIA, LA,        Wal*Mart Store                               0
                                    71301
------------------------------------------------------------------------------------------------------------------------------------
337.     548                        455 GRAYSON HIGHWAY                          Wal*Mart Store                               0
                                    LAWRENCEVILLE, GA, 30045
------------------------------------------------------------------------------------------------------------------------------------
338.     555                        2101 VETERANS BOULEVARD, DUBLIN, GA,         Wal*Mart Store                               0
                                    31021
------------------------------------------------------------------------------------------------------------------------------------
339.     556                        2425 MEMORIAL DRIVE, WAYCROSS, GA, 31501     Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
340.     557                        2301 INDUSTRIAL ROAD, EMPORIA, KS,           Wal*Mart Store                               0
                                    66801
------------------------------------------------------------------------------------------------------------------------------------
341.     575                        9464 S. MAIN STREET, WOODSTOCK, GA,          Wal*Mart Store                               0
                                    30188
------------------------------------------------------------------------------------------------------------------------------------
342.     580                        1050 VAN FLEET DR,  BARTOW,  FL, 33830       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
343.     585                        2377 DAVE LYLE BLVD., ROCK HILL, SC,          Wal*Mart Store                              0
                                    29730
------------------------------------------------------------------------------------------------------------------------------------
344.     588                        2825 LEDO ROAD, ALBANY, GA, 31707            Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
345.     592                        2020 N SE BLVD, DERBY, KS, 67037             Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
346.     593                        1450 BOWENS MILL ROAD, DOUGLAS, GA,          Wal*Mart Store                               0
                                    31533
------------------------------------------------------------------------------------------------------------------------------------
347.     602                        610 SAWDUST ROAD, THE WOODLANDS, TX,         Wal*Mart Store                               0
                                    77380
------------------------------------------------------------------------------------------------------------------------------------
348.     611                        4501 NORTH MAIN, ROSWELL, NM, 88201          Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
349.     614                        803 NEW FRANKLIN ROAD, LA GRANGE, GA,        Wal*Mart Store                               0
                                    30240
------------------------------------------------------------------------------------------------------------------------------------
350.     616                        2795 NORTH ROAD, ORANGEBURG, SC, 29115       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
351.     618                        4166 JIMMY LEE SMITH PKWY, HIRAM, GA,        Wal*Mart Store                               0
                                    30141
------------------------------------------------------------------------------------------------------------------------------------
352.     625                        1310 N. FRASIER STREET                       Wal*Mart Store                               0
                                    GEORGETOWN, SC, 29440
------------------------------------------------------------------------------------------------------------------------------------
353.     628                        9880 DORCHESTER RD., SUMMERVILLE, SC,        Wal*Mart Store                               0
                                    29485
------------------------------------------------------------------------------------------------------------------------------------
354.     631                        1023 S. PENDLETON STREET, EASLEY, SC,        Wal*Mart Store                               0
                                    29542
------------------------------------------------------------------------------------------------------------------------------------
355.     632                        1481 HWY 17N, MT. PLEASANT, SC, 29464        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------

 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
356.     635                        14030 ABERCORN STREET, SAVANNAH, GA,         Wal*Mart Store                               0
                                    31419
------------------------------------------------------------------------------------------------------------------------------------
357.     639                        150 ALTAMA CONNECTOR, BRUNSWICK, GA,         Wal*Mart Store                               0
                                    31525
------------------------------------------------------------------------------------------------------------------------------------
358.     652                        3101 EAST KANSAS ST, GARDEN CITY, KS,        Wal*Mart Store                               0
                                    67846
------------------------------------------------------------------------------------------------------------------------------------
359.     662                        2800 SPRING AVE, DECATUR, AL, 35603          Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
360.     669                        2545 EAST WALNUT AVENUE, DALTON, GA,         Wal*Mart Store                               0
                                    30721
------------------------------------------------------------------------------------------------------------------------------------
361.     680                        US HWY. 11E BYPASS, GREENEVILLE, TN,         Wal*Mart Store                               0
                                    37743
------------------------------------------------------------------------------------------------------------------------------------
362.     728                        25 PEMBROKE DRIVE, HILTON HEAD, SC,          Wal*Mart Store                               0
                                    29926
------------------------------------------------------------------------------------------------------------------------------------
363.     745                        5600 N. HENRY BLVD, STOCKBRIDGE, GA,         Wal*Mart Store                               0
                                    30281
------------------------------------------------------------------------------------------------------------------------------------
364.     754                        730 NORTHSIDE DRIVE E                        Wal*Mart Store                               0
                                    STATESBORO, GA, 30458
------------------------------------------------------------------------------------------------------------------------------------
365.     758                        1711 E LAMAR STREET, STE E,                  Wal*Mart Store                               0
                                    AMERICUS, GA, 31709
------------------------------------------------------------------------------------------------------------------------------------
366.     787                        7050 HWY 85, RIVERDALE, GA, 30274            Wal*Mart Store                               0
------------------------------------------------------------------------------------------------------------------------------------
367.     794                        1905 EAST 17TH STREET                        Wal*Mart Store                               0
                                    HUTCHINSON, KS, 67501
------------------------------------------------------------------------------------------------------------------------------------
368.     806                        571 S. WALTON BLVD, LAS CRUCES, NM,          Wal*Mart Store                               0
                                    88001
------------------------------------------------------------------------------------------------------------------------------------
369.     824                        8000 ACADEMY ROAD, NE,                       Wal*Mart Store                               0
                                    ALBUQUERQUE, NM,  87111
------------------------------------------------------------------------------------------------------------------------------------
370.     826                        4600 EAST MAIN STREET                        Wal*Mart Store                               0
                                    FARMINGTON, NM,  87402
------------------------------------------------------------------------------------------------------------------------------------
371.     829                        3251 CERRILLOS ROAD, SANTA FE, NM,           Wal*Mart Store                               0
                                    87510
------------------------------------------------------------------------------------------------------------------------------------
372.     831                        301 SAN METEO, SE, ALBUQUERQUE, NM,          Wal*Mart Store                               0
                                    87108
------------------------------------------------------------------------------------------------------------------------------------
373.     835                        400 EUBANK BLVD., N.E.,                      Wal*Mart Store                               0
                                    ALBUQUERQUE,  NM,  87123
------------------------------------------------------------------------------------------------------------------------------------
374.     850                        2701 CARLISLE BLVD., NE,                     Wal*Mart Store                               0
                                    ALBUQUERQUE,  NM,  87110
------------------------------------------------------------------------------------------------------------------------------------
375.     851                        1800 U.S. HIGHWAY 70 WEST, RUIDOSO           Wal*Mart Store                               0
                                    DOWNS, NM, 88346
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
376.     866                        5245 SERVICE RD SO HIGGINS                   Wal*Mart Store                               0
                                    RD,  MOBILE,  AL,  36619
------------------------------------------------------------------------------------------------------------------------------------
377.     877                        2406 WEST ROOSEVEL BLVD., MONROE, NC,        Wal*Mart Store                               0
                                    28110
------------------------------------------------------------------------------------------------------------------------------------
378.     878                        1500 MARKET PLACE BLVD, CUMMING, GA,         Wal*Mart Store                               0
                                    30131
------------------------------------------------------------------------------------------------------------------------------------
379.     881                        5556 SUNSET BLVD, LEXINGTON, SC, 29072       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
380.     889                        15078 US 19 SOUTH, THOMASVILLE, GA,          Wal*Mart Store                               0
                                    31792
------------------------------------------------------------------------------------------------------------------------------------
381.     899                        1000 NORTH ST. AUGUSTINE ROAD                Wal*Mart Store                               0
                                    VALDOSTA,  GA,  31601
------------------------------------------------------------------------------------------------------------------------------------
382.     915                        11210 W. AIRPORT BLVD., STAFFORD, TX,        Wal*Mart Store                               0
                                    77477
------------------------------------------------------------------------------------------------------------------------------------
383.     924                        1510 WEST MAIN,  STERLING,  CO,  80751       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
384.     948                        2525 HIGHWAY 70, S.E., HICKORY, NC,          Wal*Mart Store                               0
                                    28602
------------------------------------------------------------------------------------------------------------------------------------
385.     952                        641 EAST BYPASS S.E., MOULTRIE, GA,          Wal*Mart Store                               0
                                    31768
------------------------------------------------------------------------------------------------------------------------------------
386.     980                        3103 23RD AVENUE, GREELEY, CO, 80631         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
387.     1006                       1215 EAST 16TH AVENUE, CORDELE, GA,          Wal*Mart Store                               0
                                    31015
------------------------------------------------------------------------------------------------------------------------------------
388.     1011                       434 S COLUMBIA,  RINCON, GA,  31326          Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
389.     1027                       150 CONCORD COMMON PLACE                     Wal*Mart Store                               0
                                    CONCORD,  NC,  28027
------------------------------------------------------------------------------------------------------------------------------------
390.     1034                       705 E. DIXON BLVD., HWY 74,                  Wal*Mart Store                               0
                                    SHELBY, NC,  28150
------------------------------------------------------------------------------------------------------------------------------------
391.     1036                       197 PLAZA DR., FOREST CITY, NC, 28043        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
392.     1039                       2241 ROCKFORD STREET, MT. AIRY, NC,          Wal*Mart Store                               0
                                    27030
------------------------------------------------------------------------------------------------------------------------------------
393.     1047                       6065 JONESBORO ROAD, MORROW, GA, 30260       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
394.     1064                       845 R BLOWING ROCK BLVD, LENOIR, NC,         Wal*Mart Store                               0
                                    28645
------------------------------------------------------------------------------------------------------------------------------------
395.     1097                       250 TURNER STREET, ABERDEEN, NC, 28315       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------

 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
396.     1121                       1850 N. COLUMBIA  ST,                        Wal*Mart Store                               0
                                    MILLEDGEVILLE,  GA,  31061
------------------------------------------------------------------------------------------------------------------------------------
397.     1124                       1201 US HWY 31 NW, HARTSELLE, AL, 35640      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
398.     1132                       1226 EAST DIXIE DRIVE, ASHEBORO, NC,         Wal*Mart Store                               0
                                    27203
------------------------------------------------------------------------------------------------------------------------------------
399.     1149                       2281 WEST HWY. 70, THATCHER, AZ, 85552       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
400.     1156                       169 NORMAN STATION BLVD.                     Wal*Mart Store                               0
                                    MOORESVILLE, NC, 28117
------------------------------------------------------------------------------------------------------------------------------------
401.     1190                       120 JILL DRIVE, BEREA, KY, 40403             Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
402.     1197                       1511 BENVENUE RD., ROCKY MOUNT, NC,          Wal*Mart Store                               0
                                    27804
------------------------------------------------------------------------------------------------------------------------------------
403.     1208                       3600 YOUNGFIELD STREET, WHEAT RIDGE,         Wal*Mart Store                               0
                                    CO,  80033
------------------------------------------------------------------------------------------------------------------------------------
404.     1209                       401 NORTH GENERAL'S BLVD,                    Wal*Mart Store                               0
                                    LINCOLNTON,  NC,  28092
------------------------------------------------------------------------------------------------------------------------------------
405.     1218                       1325 E. FLORENCE BLVD, CASA GRANDE,          Wal*Mart Store                               0
                                    AZ,  85222
------------------------------------------------------------------------------------------------------------------------------------
406.     1227                       260 BOBBY JONES EXPWY, MARTINEZ, GA,         Wal*Mart Store                               0
                                    30907
------------------------------------------------------------------------------------------------------------------------------------
407.     1236                       1002 N. SPENCE AVE., GOLDSBORO, NC,          Wal*Mart Store                               0
                                    27530
------------------------------------------------------------------------------------------------------------------------------------
408.     1237                       2330 WEST CUMBERLAND ST, DUNN, NC,           Wal*Mart Store                               0
                                    28334
------------------------------------------------------------------------------------------------------------------------------------
409.     1238                       1550 SKIBO ROAD, FAYETTEVILLE, NC,           Wal*Mart Store                               0
                                    28303
------------------------------------------------------------------------------------------------------------------------------------
410.     1240                       657 STATE HWY 90, SIERRA VISTA, AZ,          Wal*Mart Store                               0
                                    85635
------------------------------------------------------------------------------------------------------------------------------------
411.     1242                       200 THOMPSON ST. HWY 64,                     Wal*Mart Store                               0
                                    HENDERSONVILLE,  NC,  28739
------------------------------------------------------------------------------------------------------------------------------------
412.     1244                       3027 WADE HAMPTON ROAD, GREENVILLE           Wal*Mart Store                               0
                                    TAYLOR,  SC,  29687
------------------------------------------------------------------------------------------------------------------------------------
413.     1252                       6675 BUSINESS CENTER DRIVE                   Wal*Mart Store                               0
                                    LITTLETON,  CO,  80126
------------------------------------------------------------------------------------------------------------------------------------
414.     1261                       3725 RAMSEY STREET, FAYETTEVILLE, NC,        Wal*Mart Store                               0
                                    28311
------------------------------------------------------------------------------------------------------------------------------------
415.     1287                       3141 GARDEN ROAD, BURLINGTON, NC,            Wal*Mart Store                               0
                                    27215
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
416.     1290                       1834 WINKLER STREET, WILKESBORO, NC,         Wal*Mart Store                               0
                                    28697
------------------------------------------------------------------------------------------------------------------------------------
417.     1291                       7150 EAST SPEEDWAY, TUCSON, AZ, 85710        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
418.     1293                       3209 DEANS BRIDGE ROAD, AUGUSTA, GA,         Wal*Mart Store                               0
                                    30906
------------------------------------------------------------------------------------------------------------------------------------
419.     1298                       2025 N. MARINE BLVD.,                        Wal*Mart Store                               0
                                    JACKSONVILLE,  NC,  28546
------------------------------------------------------------------------------------------------------------------------------------
420.     1300                       3005 MARTIN LUTHER KING, JR. BLVD,           Wal*Mart Store                               0
                                    NEW BERN, NC,  28562
------------------------------------------------------------------------------------------------------------------------------------
421.     1321                       1299 BRIGHTLEAF BLVD, SMITHFIELD, NC,        Wal*Mart Store                               0
                                    27577
------------------------------------------------------------------------------------------------------------------------------------
422.     1337                       2099 NORTH BRIDGE STREET, ELKIN, NC,         Wal*Mart Store                               0
                                    28621
------------------------------------------------------------------------------------------------------------------------------------
423.     1344                       1028-C RICHMOND AVE, STAUNTON, VA,           Wal*Mart Store                               0
                                    24401
------------------------------------------------------------------------------------------------------------------------------------
424.     1354                       570 PAMLICO PLAZA, WASHINGTON, NC,           Wal*Mart Store                               0
                                    27889
------------------------------------------------------------------------------------------------------------------------------------
425.     1360                       1556 EAST MAIN, OAK HILL, WV, 25901          Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
426.     1367                       2720 WATSON BLVD., WARNER ROBINS, GA,        Wal*Mart Store                               0
                                    31093
------------------------------------------------------------------------------------------------------------------------------------
427.     1372                       1527 GARNER STATION BLVD.,                   Wal*Mart Store                               0
                                    RALEIGH, NC,  27603
------------------------------------------------------------------------------------------------------------------------------------
428.     1373                       1630 PLEASANT HILL ROAD, DULUTH, GA,         Wal*Mart Store                               0
                                    30096
------------------------------------------------------------------------------------------------------------------------------------
429.     1379                       210 SW GREENVILLE BLVD,                      Wal*Mart Store                               0
                                    GREENVILLE,  NC,  27834
------------------------------------------------------------------------------------------------------------------------------------
430.     1385                       3000 EAST FRANKLIN BOULEVARD,                Wal*Mart Store                               0
                                    GASTONIA, NC,  28054
------------------------------------------------------------------------------------------------------------------------------------
431.     1392                       5226 SIGMOND ROAD, WILMINGTON, NC,           Wal*Mart Store                               0
                                    28403
------------------------------------------------------------------------------------------------------------------------------------
432.     1403                       2160 HWY 441 NORTH, CORNELIA, GA,            Wal*Mart Store                               0
                                    30531
------------------------------------------------------------------------------------------------------------------------------------
433.     1414                       01 1-25 BYPASS RD, BELEN, NM, 87002          Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
434.     1417                       1801 EAST HIGHWAY 69, PRESCOTT, AZ,          Wal*Mart Store                               0
                                    86301
------------------------------------------------------------------------------------------------------------------------------------
435.     1424                       671 SOUTH PARK BLVD., COLONIAL               Wal*Mart Store                               0
                                    HEIGHTS,  VA,  23834
------------------------------------------------------------------------------------------------------------------------------------
436.     1450                       120 MCGRAW STREET, RIPLEY, WV, 25271        Wal*Mart Store                                0

------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
437.     1464                       801 ARROWOOD ROAD, CHARLOTTE, NC,            Wal*Mart Store                               0
                                    28217
------------------------------------------------------------------------------------------------------------------------------------
438.     1498                       3738 BATTLEGROUND AVENUE                     Wal*Mart Store                               0
                                    GREENSBORO,  NC,  27410
------------------------------------------------------------------------------------------------------------------------------------
439.     1507                       3030 NORTH ROCK ROAD, WICHITA, KS,           Wal*Mart Store                               0
                                    67226
------------------------------------------------------------------------------------------------------------------------------------
440.     1534                       701 S. WASHINGTON STREET                     Wal*Mart Store                               0
                                    BISMARCK,  ND,  58504
------------------------------------------------------------------------------------------------------------------------------------
441.     1544                       550 EMILY DRIVE, CLARKSBURG, WV, 26301       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
442.     1545                       2551 32ND AVENUE S., GRAND FORKS, ND,        Wal*Mart Store                               0
                                    58201
------------------------------------------------------------------------------------------------------------------------------------
443.     1549                       2020 N. 75TH AVENUE, PHOENIX, AZ,            Wal*Mart Store                               0
                                    85035
------------------------------------------------------------------------------------------------------------------------------------
444.     1554                       3702 EAST HAMMER LANE, STOCKTON, CA,         Wal*Mart Store                               0
                                    95212
------------------------------------------------------------------------------------------------------------------------------------
445.     1555                       2050 N. IMPERIAL AVENUE, EL CENTRO,          Wal*Mart Store                               0
                                    CA,  92243
------------------------------------------------------------------------------------------------------------------------------------
446.     1560                       3075 EAST TROPICANA AVENUE, LAS VEGAS,       Wal*Mart Store                               0
                                    NV,  89121
------------------------------------------------------------------------------------------------------------------------------------
447.     1574                       2300 WHITE LANE, BAKERSFIELD, CA, 93304      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
448.     1581                       4731 13TH AVENUE, S.W., FARGO, ND, 58103     Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
449.     1583                       1977 W. CLEVELAND AVENUE, MADERA, CA,        Wal*Mart Store                               0
                                    93637
------------------------------------------------------------------------------------------------------------------------------------
450.     1584                       3625 SOUTH RAINBOW BLVD, LAS VEGAS,          Wal*Mart Store                               0
                                    NV,  89103
------------------------------------------------------------------------------------------------------------------------------------
451.     1588                       15272 BEAR VALLEY ROAD                       Wal*Mart Store                               0
                                    VlCTORVlLLE,  CA,  92392
------------------------------------------------------------------------------------------------------------------------------------
452.     1591                       6535 GRAYSON ROAD, HARRISBURG, PA,           Wal*Mart Store                               0
                                    17111
------------------------------------------------------------------------------------------------------------------------------------
453.     1598                       4617 E. BELL ROAD, PHOENIX, AZ, 85032        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
454.     1599                       11701 METCALF AVE, SHAWNEE MISSION,          Wal*Mart Store                               0
                                    KS,  66210
------------------------------------------------------------------------------------------------------------------------------------
455.     1604                       1200 LACROSSE STREET, RAPID CITY, SD,        Wal*Mart Store                               0
                                    57701
------------------------------------------------------------------------------------------------------------------------------------
456.     1612                       1650 WEST VALENCIA, TUCSON, AZ, 85706        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
457.     1613                       2710 NORTH MAIN STREET, HIGH                 Wal*Mart Store                               0
                                    POINT,  NC,  27265
------------------------------------------------------------------------------------------------------------------------------------
458.     1614                       3500 ROXBORO ROAD, DURHAM, NC, 27704         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
459.     1615                       2203 LOVERIDGE ROAD, PITTSBURG, CA,          Wal*Mart Store                               0
                                    94565
------------------------------------------------------------------------------------------------------------------------------------
460.     1617                       4400 EAST SECOND STREET, CASPER, WY,         Wal*Mart Store                               0
                                    82609
------------------------------------------------------------------------------------------------------------------------------------
461.     1619                       1200 MARKET PLACE DRIVE                      Wal*Mart Store                               0
                                    HENRIETTA, NY, 14467
------------------------------------------------------------------------------------------------------------------------------------
462.     1623                       445 WILKES BARRE TOWNSHIP ROAD, WILKES       Wal*Mart Store                               0
                                    BARRE, PA,  18702
------------------------------------------------------------------------------------------------------------------------------------
463.     1624                       2601 FASHION PLAZA, BAKERSFIELD, CA,         Wal*Mart Store                               0
                                    93306
------------------------------------------------------------------------------------------------------------------------------------
464.     1627                       1711 HIGHWAY 10 WEST, DILWORTH, MN,          Wal*Mart Store                               0
                                    56529
------------------------------------------------------------------------------------------------------------------------------------
465.     1631                       1900 CUNNINGHAM DRIVE, HAMPTON, VA,          Wal*Mart Store                               0
                                    23666
------------------------------------------------------------------------------------------------------------------------------------
466.     1636                       1901 22ND AVENUE, SW, MINOT, ND, 58701       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
467.     1645                       1750 LACEY BOULEVARD, HANFORD, CA,           Wal*Mart Store                               0
                                    93230
------------------------------------------------------------------------------------------------------------------------------------
468.     1646                       6131 EAST SOUTHERN AVE, MESA, AZ, 85208      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
469.     1648                       4209 SOUTH CARSON STREET, CARSON             Wal*Mart Store                               0
                                    CITY, NV, 89701
------------------------------------------------------------------------------------------------------------------------------------
470.     1651                       5180 SONOMA BLVD., VALLE JO, CA, 94589       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
471.     1658                       2205 HARRISON ROAD, THOMSON, GA, 30824       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
472.     1662                       1116 CROSSROADS DRIVE                        Wal*Mart Store                               0
                                    STATESVILLE, NC, 28677
------------------------------------------------------------------------------------------------------------------------------------
473.     1663                       157 PARAGON PARKWAY, CLYDE, NC, 28721        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
474.     1664                       2500 FORREST HILLS RD. W.,                   Wal*Mart Store                               0
                                    WILSON, NC, 27893
------------------------------------------------------------------------------------------------------------------------------------
475.     1666                       3304 EASTWAY DRIVE, CHARLOTTE, NC,           Wal*Mart Store                               0
                                    28205
------------------------------------------------------------------------------------------------------------------------------------
476.     1670                       1135 BERKSHIRE BLVD., WYOMISSING, PA,        Wal*Mart Store                               0
                                    19610
------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
477.     1674                       1650 WESEL BLVD., HAGERSTOWN, MD, 21740      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
478.     1682                       4107 PORTSMOUTH BOULEVARD                    Wal*Mart Store                               0
                                    CHESAPEAKE, VA, 23321
------------------------------------------------------------------------------------------------------------------------------------
479.     1687                       1200 NORTH MAIN STREET, SUFFOLK, VA,         Wal*Mart Store                               0
                                    23434
------------------------------------------------------------------------------------------------------------------------------------
480.     1689                       4401 SOUTH BUCKLEY ROAD, AURORA, CO,         Wal*Mart Store                               0
                                    80015
------------------------------------------------------------------------------------------------------------------------------------
481.     1691                       7701 FRONTAGE ROAD, OVERLAND                 Wal*Mart Store                               0
                                    PARK, KS, 66204
------------------------------------------------------------------------------------------------------------------------------------
482.     1692                       1120 SOUTH MOUNT VERNON                      Wal*Mart Store                               0
                                    AVE, COLTON, CA, 92324
------------------------------------------------------------------------------------------------------------------------------------
483.     1693                       2050 WEST REDLANDS                           Wal*Mart Store                               0
                                    DRIVE, REDLANDS, CA, 92374
------------------------------------------------------------------------------------------------------------------------------------
484.     1697                       8465 ELK GROVE BLVD., ELK GROVE, CA,         Wal*Mart Store                               0
                                    95758
------------------------------------------------------------------------------------------------------------------------------------
485.     1700                       13425 COMMUNITY ROAD, POWAY, CA, 92064       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
486.     1704                       1501 HELEN POWER DRIVE                       Wal*Mart Store                               0
                                    VACAVILLE, CA, 95687
------------------------------------------------------------------------------------------------------------------------------------
487.     1711                       5401 BEACON DRIVE, IRONDALE, AL, 35210       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
488.     1720                       1550 SCENIC HIGHWAY, SNELLVILLE, GA,         Wal*Mart Store                               0
                                    30078
------------------------------------------------------------------------------------------------------------------------------------
489.     1726                       1995 EAST MARKET STREET                      Wal*Mart Store                               0
                                    HARRISONBURG, VA, 22801
------------------------------------------------------------------------------------------------------------------------------------
490.     1746                       1380 WEST ELLIOT ROAD, TEMPE, AZ,            Wal*Mart Store                               0
                                    85283
------------------------------------------------------------------------------------------------------------------------------------
491.     1747                       2560 NORTH PERRIS BLVD, PERRIS, CA,          Wal*Mart Store                               0
                                    92570
------------------------------------------------------------------------------------------------------------------------------------
492.     1748                       2245 A ASHLEY CROSSING DRIVE                 Wal*Mart Store                               0
                                    CHARLESTON, SC, 29414
------------------------------------------------------------------------------------------------------------------------------------
493.     1751                       6600 GLENWOOD AVE, RALEIGH, NC, 27612        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
494.     1755                       4625 REDWOOD DRIVE, ROHNERT PARK, CA,        Wal*Mart Store                               0
                                    94928
------------------------------------------------------------------------------------------------------------------------------------
495.     1756                       17151 FOOTHILL BOULEVARD,                    Wal*Mart Store                               0
                                    FONTANA, CA, 92335
------------------------------------------------------------------------------------------------------------------------------------
496.     1760                       1018 RILEY STREET, FOLSOM, CA, 95630         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
497.     1763                       515 COMMERCE DRIVE, BLUEFIELD, VA,           Wal*Mart Store                               0
                                    24605
------------------------------------------------------------------------------------------------------------------------------------
498.     1766                       3100 JOHNSON FERRY ROAD,                     Wal*Mart Store                               0
                                    MARIETTA, GA, 30062
------------------------------------------------------------------------------------------------------------------------------------
499.     1767                       4540 MAIN STREET, SHALLOTTE, NC, 28470       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
500.     1772                       3600 WASHBURN WAY, KLAMATH FALLS, OR,        Wal*Mart Store                               0
                                    97603
------------------------------------------------------------------------------------------------------------------------------------
501.     1773                       12401 JEFFERSON AVENUE, NEWPORT              Wal*Mart Store                               0
                                    NEWS, VA, 23602
------------------------------------------------------------------------------------------------------------------------------------
502.     1774                       3000 SOUTH HORNER BLVD, SANFORD, NC,         Wal*Mart Store                               0
                                    27330
------------------------------------------------------------------------------------------------------------------------------------
503.     1777                       5900 PERKIOMEN AVENUE, READING, PA,          Wal*Mart Store                               0
                                    19606
------------------------------------------------------------------------------------------------------------------------------------
504.     1780                       975 HILTON HEIGHTS,                          Wal*Mart Store                               0
                                    CHARLOTTESVILLE, VA, 22901
------------------------------------------------------------------------------------------------------------------------------------
505.     1782                       701 GRAND CENTRAL AVENUE, VIENNA, WV,        Wal*Mart Store                               0
                                    26105
------------------------------------------------------------------------------------------------------------------------------------
506.     1784                       3025 LANCASTER DRIVE NE, SALEM, OR,          Wal*Mart Store                               0
                                    97305
------------------------------------------------------------------------------------------------------------------------------------
507.     1789                       2350 W KETTLEMAN LANE, LODI, CA, 95242       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
508.     1793                       3002 STACY ALLISON WAY, WOODBURN, OR,        Wal*Mart Store                               0
                                    97071
------------------------------------------------------------------------------------------------------------------------------------
509.     1802                       1501 S.W. WANAMAKER, TOPEKA, KS, 66604       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
510.     1805                       78950 HIGHWAY 111, LA QUlNTA, CA, 92253      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
511.     1807                       265 ROUTE 73 NORTH, WEST BERLIN, NJ,         Wal*Mart Store                               0
                                    8091
------------------------------------------------------------------------------------------------------------------------------------
512.     1810                       2400 ROUTE #9, FISHKILL, NY, 12524           Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
513.     1811                       1170 NORTH MILITARY                          Wal*Mart Store                               0
                                    HIGHWAY, NORFOLK, VA, 23502
------------------------------------------------------------------------------------------------------------------------------------
514.     1815                       3680 WEST SHAW, FRESNO, CA, 93711            Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
515.     1821                       9101 ALBEMARLE ROAD, CHARLOTTE, NC,          Wal*Mart Store                               0
                                    28227
------------------------------------------------------------------------------------------------------------------------------------
516.     1823                       495 EISENHOWER DRIVE, HANOVER, PA,           Wal*Mart Store                               0
                                    17331
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
517.     1826                       1819 E. NOBLE AVENUE, VISALIA, CA,           Wal*Mart Store                               0
                                    93291
------------------------------------------------------------------------------------------------------------------------------------
518.     1830                       297 GRANT AVENUE, AUBURN, NY, 13021          Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
519.     1831                       3949 ROUTE 31, CLAY, NY, 13041               Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
520.     1832                       31033 DATE PALM DRIVE, CATHEDRAL             Wal*Mart Store                               0
                                    CITY, CA, 92234
------------------------------------------------------------------------------------------------------------------------------------
521.     1833                       3700 PLANK ROAD, FREDRICKSBURG, VA,          Wal*Mart Store                               0
                                    22407
------------------------------------------------------------------------------------------------------------------------------------
522.     1834                       135 TERRY LANE, GRANTS PASS, OR, 97526       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
523.     1835                       2405 VESTAL PARKWAY EAST, VESTAL, NY,        Wal*Mart Store                               0
                                    13950
------------------------------------------------------------------------------------------------------------------------------------
524.     1838                       3041 N. RAINBOW BLVD, LAS VEGAS, NV,         Wal*Mart Store                               0
                                    89108
------------------------------------------------------------------------------------------------------------------------------------
525.     1840                       1205 S. MAIN STREET, MANTECA, CA, 95336      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
526.     1841                       1521 SAM'S CIRCLE, CHESAPEAKE, VA, 23320     Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
527.     1842                       4424 WEST WENDOVER AVE.,                     Wal*Mart Store                               0
                                    GREENSBORO, NC, 27409
------------------------------------------------------------------------------------------------------------------------------------
528.     1843                       2375 NORTH 99 WEST, MCMINNVILLE, OR,         Wal*Mart Store                               0
                                    97128
------------------------------------------------------------------------------------------------------------------------------------
529.     1844                       950 ROUTE 37 WEST, TOMS RIVER, NJ,           Wal*Mart Store                               0
                                    8755
------------------------------------------------------------------------------------------------------------------------------------
530.     1849                       284 SUMMIT SQUARE BLVD,                      Wal*Mart Store                               0
                                    WINSTON-SALEM, NC, 27105
------------------------------------------------------------------------------------------------------------------------------------
531.     1850                       1730 LINCOLN WAY EAST                        Wal*Mart Store                               0
                                    CHAMBERSBURG, PA, 17201
------------------------------------------------------------------------------------------------------------------------------------
532.     1853                       2171 W FLORIDA AVENUE, HEMET, CA,            Wal*Mart Store                               0
                                    92545
------------------------------------------------------------------------------------------------------------------------------------
533.     1859                       646 YOURMAN ROAD, CALEXICO, CA, 92231        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
534.     1862                       1610 RIVERSIDE AVENUE, RIALTO, CA,           Wal*Mart Store                               0
                                    92376
------------------------------------------------------------------------------------------------------------------------------------
535.     1869                       150 ROUTE 70 EAST, MARLTON, NJ,  8053        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
536.     1871                       ARSENAL STREET, WATERTOWN, NY, 13601         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
537.     1877                       1250 W HENDERSON AVE.,                       Wal*Mart Store                               0
                                    PORTERVlLLE, CA, 93257
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
538.     1880                       2051 NEW MARK AVENUE, COOS BAY, OR,          Wal*Mart Store                               0
                                    97420
------------------------------------------------------------------------------------------------------------------------------------
539.     1881                       7901 WATT AVENUE, ANTELOPE, CA, 95660        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
540.     1884                       900 COMMERCE BLVD, DICKSON CITY, PA,         Wal*Mart Store                               0
                                    18519
------------------------------------------------------------------------------------------------------------------------------------
541.     1886                       6520 CARLISLE PIKE                           Wal*Mart Store                               0
                                    MECHANICSBURG, PA, 17055
------------------------------------------------------------------------------------------------------------------------------------
542.     1887                       1015 N. LOYALSOCK AVE.,                      Wal*Mart Store                               0
                                    MONTOURSVILLE, PA, 17754
------------------------------------------------------------------------------------------------------------------------------------
543.     1896                       8250 RAZORBACK ROAD, COLORADO                Wal*Mart Store                               0
                                    SPRINGS, CO, 80920
------------------------------------------------------------------------------------------------------------------------------------
544.     1899                       2663 CANYON SPRINGS PARKWAY,                 Wal*Mart Store                               0
                                    RIVERSIDE, CA, 92507
------------------------------------------------------------------------------------------------------------------------------------
545.     1903                       935 THARP ROAD, YUBA CITY, CA, 95993         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
546.     1904                       950 EDWARDS FERRY ROAD, NE,                  Wal*Mart Store                               0
                                    LEESBURG, VA, 20176
------------------------------------------------------------------------------------------------------------------------------------
547.     1912                       479 MCKINLEY STREET, CORONA, CA, 91718       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
548.     1914                       4210 E. HIGHLAND AVENUE,                     Wal*Mart Store                               0
                                    HIGHLAND, CA, 92346
------------------------------------------------------------------------------------------------------------------------------------
549.     1917                       170 TOWN CENTER PARKWAY, SANTEE, CA,         Wal*Mart Store                               0
                                    92071
------------------------------------------------------------------------------------------------------------------------------------
550.     1920                       5250 COMMERCIAL STREET,                      Wal*Mart Store                               0
                                    SE, SALEM, OR, 97306
------------------------------------------------------------------------------------------------------------------------------------
551.     1921                       525 RT. 72 WEST, MANAHAWKIN, NJ,  8050       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
552.     1922                       12549 FOOTHILL BLVD., RANCHO                 Wal*Mart Store                               0
                                    CUCAMONGA, CA, 91730
------------------------------------------------------------------------------------------------------------------------------------
553.     1940                       279 TROY ROAD, RENSSALEAR, NY, 12144         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
554.     1941                       1950 AUTO CENTER DRIVE, GLENDORA, CA,        Wal*Mart Store                               0
                                    91740
------------------------------------------------------------------------------------------------------------------------------------
555.     1963                       2111 FULKERTH ROAD, TURLOCK, CA, 95380       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
556.     1969                       900 WAL-MART WAY, MIDLOTHIAN, VA,            Wal*Mart Store                               0
                                    23113
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
557.     1972                       2700 LAS POSITAS ROAD, LIVERMORE, CA,        Wal*Mart Store                               0
                                    94550
------------------------------------------------------------------------------------------------------------------------------------
558.     1976                       830 CO RT 64,  BLDG. #3, ELMIRA, NY,         Wal*Mart Store                               0
                                    14903
------------------------------------------------------------------------------------------------------------------------------------
559.     1977                       1872 ROUTE 88, BRICK, NJ,  8723              Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
560.     1983                       1670 MITCHELL ROAD, CERES, CA, 95307         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
561.     1988                       6850 FIVE STAR BLVD., ROCKLIN, CA,           Wal*Mart Store                               0
                                    95677
------------------------------------------------------------------------------------------------------------------------------------
562.     1992                       1540 W. FOOTHILL BLVD., UPLAND, CA,          Wal*Mart Store                               0
                                    91786
------------------------------------------------------------------------------------------------------------------------------------
563.     1994                       25 CONSUMER SQUARE, PLATTSBURGH, NY,         Wal*Mart Store                               0
                                    12901
------------------------------------------------------------------------------------------------------------------------------------
564.     1997                       579 TROY SCHENECTADY ROAD,                   Wal*Mart Store                               0
                                    LATHAM, NY, 12110
------------------------------------------------------------------------------------------------------------------------------------
565.     2001                       5125 E. KINGS CANYON, FRESNO, CA,            Wal*Mart Store                               0
                                    93727
------------------------------------------------------------------------------------------------------------------------------------
566.     2002                       7900 ARROYO CIRCLE, GILROY, CA, 95020        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
567.     2003                       979 ROUTE 1,  SOUTH, NORTH                   Wal*Mart Store                               0
                                    BRUNSWICK, NJ, 08902
------------------------------------------------------------------------------------------------------------------------------------
568.     2005                       2865 N. CANNON BLVD, KANNAPOLIS, NC,         Wal*Mart Store                               0
                                    28083
------------------------------------------------------------------------------------------------------------------------------------
569.     2007                       1005 N. STRATFORD ROAD, MOSES                Wal*Mart Store                               0
                                    LAKE, WA, 98837
------------------------------------------------------------------------------------------------------------------------------------
570.     2023                       1355 EAST LEHMAN STREET, LEBANON, PA,        Wal*Mart Store                               0
                                    17042
------------------------------------------------------------------------------------------------------------------------------------
571.     2025                       3010 W. GRANT LINE ROAD, TRACY, CA,          Wal*Mart Store                               0
                                    95376
------------------------------------------------------------------------------------------------------------------------------------
572.     2028                       5200 VAN BUREN BLVD., RIVERSIDE, CA,         Wal*Mart Store                               0
                                    92503
------------------------------------------------------------------------------------------------------------------------------------
573.     2029                       3615 CRATER LAKE HWY, MEDFORD, OR,           Wal*Mart Store                               0
                                    97504
------------------------------------------------------------------------------------------------------------------------------------
574.     2030                       1101 SANGUINETTI ROAD, SONORA, CA,           Wal*Mart Store                               0
                                    95370
------------------------------------------------------------------------------------------------------------------------------------
575.     2031                       30600 DYER STREET, UNION CITY, CA,           Wal*Mart Store                               0
                                    94587
------------------------------------------------------------------------------------------------------------------------------------
576.     2032                       2001 N. ROSE AVENUE, OXNARD, CA,             Wal*Mart Store                               0
                                    93030
------------------------------------------------------------------------------------------------------------------------------------
577.     2036                       2700 MOUTAINEER BLVD, SOUTH                  Wal*Mart Store                               0
                                    CHARLESTON, WV, 25309
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
578.     2037                       909 EAST WISHKAH, ABERDEEN, WA, 98520        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
579.     2039                       3055 LOUGHBROUGH DRIVE, MERCED, CA,          Wal*Mart Store                               0
                                    95348
------------------------------------------------------------------------------------------------------------------------------------
580.     2040                       2106 BURLINGTON - MT HOLLY                   Wal*Mart Store                               0
                                    RD, BURLINGTON, NJ, 08016
------------------------------------------------------------------------------------------------------------------------------------
581.     2044                       2044 FOREST AVENUE, CHICO, CA, 95928         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
582.     2048                       300 CHADBOURNE ROAD, FAIRFIELD, CA,          Wal*Mart Store                               0
                                    94533
------------------------------------------------------------------------------------------------------------------------------------
583.     2050                       300 EAST LAKE MEAD DRIVE,                    Wal*Mart Store                               0
                                    HENDERSON, NV, 89015
------------------------------------------------------------------------------------------------------------------------------------
584.     2056                       16 OLD GLICK ROAD, WILTON, NY, 12866         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
585.     2058                       1725 NEW HOPE CHURCH ROAD,                   Wal*Mart Store                               0
                                    RALEIGH, NC, 27609
------------------------------------------------------------------------------------------------------------------------------------
586.     2070                       3101 A STREET, ANCHORAGE, AK, 99515          Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
587.     2071                       8900 OLD SEWARD HWY., ANCHORAGE, AK,         Wal*Mart Store                               0
                                    99515
------------------------------------------------------------------------------------------------------------------------------------
588.     2074                       1350 S. SEWARD MERIDIAN RD,                  Wal*Mart Store                               0
                                    WASILLA, AK, 99654
------------------------------------------------------------------------------------------------------------------------------------
589.     2075                       20120 PINE BROOK BLVD., BEND, OR,            Wal*Mart Store                               0
                                    97702
------------------------------------------------------------------------------------------------------------------------------------
590.     2077                       31700 GRAPE STREET, LAKE                     Wal*Mart Store                               0
                                    ELSINORE, CA, 92530
------------------------------------------------------------------------------------------------------------------------------------
591.     2082                       12701 TOWN CENTER DRIVE,                     Wal*Mart Store                               0
                                    CERRITOS, CA, 90703
------------------------------------------------------------------------------------------------------------------------------------
592.     2084                       1500 NORTH 7TH AVENUE, BOZEMAN, MT,          Wal*Mart Store                               0
                                    59715
------------------------------------------------------------------------------------------------------------------------------------
593.     2092                       3000 FORD STREET EXTENSION,                  Wal*Mart Store                               0
                                    OGDENSBURG, NY, 13669
------------------------------------------------------------------------------------------------------------------------------------
594.     2093                       710 HORATION STREET, UTICA, NY, 13502        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
595.     2094                       1800 UNIVERSITY DRIVE, VISTA, CA,            Wal*Mart Store                               0
                                    92084
------------------------------------------------------------------------------------------------------------------------------------
596.     2096                       100 EAST STREET ROAD, WARMINSTER, PA,        Wal*Mart Store                               0
                                    18974
------------------------------------------------------------------------------------------------------------------------------------
597.     2097                       351 FAIRVIEW, HUDSON, NY, 12534              Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
598.     2099                       180 NIBLICK ROAD, PASO ROBLES, CA,           Wal*Mart Store                               0
                                    93446
------------------------------------------------------------------------------------------------------------------------------------
599.     2104                       1201 UNION AVENUE, NEWBURGH, NY, 12550       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
600.     2106                       2863 NORTHTOWNE LANE, RENO, NV, 89512        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
601.     2108                       4620 BLACK HORSE PIKE, MAYS                  Wal*Mart Store                               0
                                    LANDING, NJ, 08330
------------------------------------------------------------------------------------------------------------------------------------
602.     2109                       2291 NORTH 2ND STREET, MILLVILLE, NJ,        Wal*Mart Store                               0
                                    08332
------------------------------------------------------------------------------------------------------------------------------------
603.     2110                       14501 LAKEWOOD BLVD., PARAMOUNT, CA,         Wal*Mart Store                               0
                                    90723
------------------------------------------------------------------------------------------------------------------------------------
604.     2111                       5291 HWY 280 SOUTH, BIRMINGHAM, AL,          Wal*Mart Store                               0
                                    35242
------------------------------------------------------------------------------------------------------------------------------------
605.     2112                       4915 N. PIMA ROAD, SCOTTSDALE, AZ,           Wal*Mart Store                               0
                                    85251
------------------------------------------------------------------------------------------------------------------------------------
606.     2113                       1607 W. BETHANY HOME ROAD,                   Wal*Mart Store                               0
                                    PHOENIX, AZ, 85015
------------------------------------------------------------------------------------------------------------------------------------
607.     2116                       891 Rt. 9, GLAN FALLS, NY, 12804             Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
608.     2118                       301 MASSACHUSETTS AVENUE,                    Wal*Mart Store                               0
                                    LUNENBURG, MA, 01462
------------------------------------------------------------------------------------------------------------------------------------
609.     2119                       301 RANCH DRIVE, MILPITAS, CA, 95035         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
610.     2125                       440 WADSWORTH BLVD, LAKEWOOD, CO,            Wal*Mart Store                               0
                                    80226
------------------------------------------------------------------------------------------------------------------------------------
611.     2126                       95-550 LANIKUHANA AVENUE,                    Wal*Mart Store                               0
                                    MILALANI, HI, 96789
------------------------------------------------------------------------------------------------------------------------------------
612.     2130                       2460 LAFAYETTE ROAD, PORTSMOUTH, NH,         Wal*Mart Store                               0
                                    03801
------------------------------------------------------------------------------------------------------------------------------------
613.     2131                       1319 SW 37TH STREET, TOPEKA, KS, 66611       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
614.     2134                       8709 CARLEY BLVD., CHARLOTTE, NC, 28262      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
615.     2135                       ROUTE 7, COBLESKILL, NY, 12043               Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
616.     2136                       801 JAMES MADISON HWY, CULPEPER, VA,         Wal*Mart Store                               0
                                    22701
------------------------------------------------------------------------------------------------------------------------------------
617.     2137                       5450 NEW HOPE COMONS ROAD,                   Wal*Mart Store                               0
                                    DURHAM, NC, 27707
------------------------------------------------------------------------------------------------------------------------------------
618.     2139                       780 THE LYNNWAY, LYNN, MA, 01905             Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
619.     2141                       1601 S. COLUMBUS BLVD.,                      Wal*Mart Store                               0
                                    PHILADELPHIA, PA, 19148
------------------------------------------------------------------------------------------------------------------------------------
620.     2142                       300-344 N. BROADWAY, SALEM, NH, 03079        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
621.     2145                       2601 MCARTHUR ROAD, WHITEHALL, PA,           Wal*Mart Store                               0
                                    18052
------------------------------------------------------------------------------------------------------------------------------------
622.     2146                       101 SANFORD FARM ROAD,                       Wal*Mart Store                               0
                                    AMSTERDAM, NY, 12010
------------------------------------------------------------------------------------------------------------------------------------
623.     2147                       4000 HWY 93 SOUTH, MISSOULA, MT, 59801       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
624.     2150                       710 DENNERY ROAD, SAN DIEGO, CA, 92173       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
625.     2152                       141 WASHINGTON AVENUE, ALBANY, NY, 12203     Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
626.     2154                       5805 STATE BRIDGE ROAD, DULUTH, GA,          Wal*Mart Store                               0
                                    30096
------------------------------------------------------------------------------------------------------------------------------------
627.     2156                       750 MIDDLE COUNTRY ROAD, MIDDLE              Wal*Mart Store                               0
                                    ISLAND, NY, 11953
------------------------------------------------------------------------------------------------------------------------------------
628.     2157                       506 STATE ROAD, NORTH DARTMOUTH, MA,         Wal*Mart Store                               0
                                    02747
------------------------------------------------------------------------------------------------------------------------------------
629.     2161                       4501 ROSEWOOD DRIVE, PLEASANTON, CA,         Wal*Mart Store                               0
                                    94588
------------------------------------------------------------------------------------------------------------------------------------
630.     2163                       465 BRIDGEPORT AVE, SHELTON, CT, 06484       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
631.     2166                       6438 BASILE ROWE, EAST SYRACUSE, NY,         Wal*Mart Store                               0
                                    13057
------------------------------------------------------------------------------------------------------------------------------------
632.     2170                       220 SALEM TURNPIKE, NORWICH, CT, 06360       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
633.     2171                       101 NASSAU PARK BLVD., PRINCETON, NJ,        Wal*Mart Store                               0
                                    08540
------------------------------------------------------------------------------------------------------------------------------------
634.     2177                       3382 MURPHY CANYON ROD, SAN DIEGO,           Wal*Mart Store                               0
                                    CA, 92193
------------------------------------------------------------------------------------------------------------------------------------
635.     2185                       701 SOUTH ROUTE 11/15,                       Wal*Mart Store                               0
                                    SELINSGROVE, PA, 17870
------------------------------------------------------------------------------------------------------------------------------------
636.     2187                       2000 N. WENATCHEE AVENUE,                    Wal*Mart Store                               0
                                    WENATCHEE, WA, 98801
------------------------------------------------------------------------------------------------------------------------------------
637.     2189                       4855 KIETZKE LANE, RENO, NV, 89502           Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
638.     2190                       1720 E MAIN ST, WOODLAND, CA, 95776          Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
639.     2194                       5800 KINGSTOWN BLVD., ALEXANDRIA, VA,        Wal*Mart Store                               0
                                    22315
------------------------------------------------------------------------------------------------------------------------------------
640.     2195                       4900 US HWY #9, HOWELL, NJ, 07731            Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
641.     2200                       150 GOLD STAR HWY, GROTON, CT, 06340         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
642.     2205                       6250 W MANCHESTER MALL, YORK, PA, 17404      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
643.     2206                       27470 ALICIA PARKWAY, LAGUNA                 Wal*Mart Store                               0
                                    NIGUEL, CA, 92656
------------------------------------------------------------------------------------------------------------------------------------
644.     2218                       26502 TOWN CENTER DRIVE, FOOTHILL            Wal*Mart Store                               0
                                    RANCH, CA, 92610
------------------------------------------------------------------------------------------------------------------------------------
645.     2223                       9499 SHERIDAN BLVD, WEST MINSTER, CO,        Wal*Mart Store                               0
                                    80030
------------------------------------------------------------------------------------------------------------------------------------
646.     2227                       777 BROCKTON AVENUE, ABINGTON, MA, 02351     Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
647.     2232                       120 COMMERCIAL PARKWAY, BRANFORD, CT,        Wal*Mart Store                               0
                                    06405
------------------------------------------------------------------------------------------------------------------------------------
648.     2234                       5807 ROME TABERG ROAD, ROME, NY, 13440       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
649.     2242                       440 N. EUCLID STREETANAHEIM, CA, 92801       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
650.     2245                       705 COLLEGE BLVD., OCEANSIDE, CA, 92054      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
651.     2246                       17 COLBY COURT, BEDFORD, NH, 03110           Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
652.     2247                       2010 KILDAIRE FARM ROAD, CARY, NC, 27511     Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
653.     2251                       17150 GALE AVE, CITY OF INDUSTRY, CA,        Wal*Mart Store                               0
                                    91715
------------------------------------------------------------------------------------------------------------------------------------
654.     2252                       3722 EASTON NAZARETH HIGHWAY,                Wal*Mart Store                               0
                                    EASTON, PA, 18045
------------------------------------------------------------------------------------------------------------------------------------
655.     2253                       13487 CAMINO CANADA, EL CAJON, CA,           Wal*Mart Store                               0
                                    92020
------------------------------------------------------------------------------------------------------------------------------------
656.     2255                       87 AIRPORT ROAD, HAZELTON, PA, 18201         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
657.     2258                       7910 RICHMOND HVVY, HYBLAVALLEY, VA,         Wal*Mart Store                               0
                                    22306
------------------------------------------------------------------------------------------------------------------------------------
658.     2262                       RT. 23 SOUTHSIDE, ONEONTA, NY, 13820         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
659.     2263                       223 SHOEMAKER ROAD, POTTSTOWN, PA,           Wal*Mart Store                               0
                                    19464
------------------------------------------------------------------------------------------------------------------------------------
660.     2264                       1320 ALTAMONT AVE, ROTTERDAM, NY, 12303      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
661.     2265                       3950 GRANDVIEW                               Wal*Mart Store                               0
                                    DRIVE, SIMPSONVILLE, SC, 29681
------------------------------------------------------------------------------------------------------------------------------------
662.     2277                       323 WEST SHAW AVE., CLOVIS, CA, 93612        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
663.     2280                       600 SHOWERS DRIVE, MOUNTAIN VIEW, CA,        Wal*Mart Store                               0
                                    94040
------------------------------------------------------------------------------------------------------------------------------------
664.     2282                       69 PROSPECT HILL RD, EAST                    Wal*Mart Store                               0
                                    WINDSOR, CT, 06088
------------------------------------------------------------------------------------------------------------------------------------
665.     2284                       1060 NEW HAVEN RD, NAUGATUCK, CT, 06770      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
666.     2286                       161 CENTERREACH                              Wal*Mart Store                               0
                                    MALL, CENTERREACH, NY, 11720
------------------------------------------------------------------------------------------------------------------------------------
667.     2288                       80 RIO RANCHO ROAD, POMONA, CA, 91766        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
668.     2291                       75 NORTH BROADWAY, CHULA VISTA, CA,          Wal*Mart Store                               0
                                    91910
------------------------------------------------------------------------------------------------------------------------------------
669.     2292                       1275 N AZUSA AVENUE, COVINA, CA,             Wal*Mart Store                               0
                                    91722
------------------------------------------------------------------------------------------------------------------------------------
670.     2297                       25450 N. THE OLD ROAD, VALENCIA, CA,         Wal*Mart Store                               0
                                    91355
------------------------------------------------------------------------------------------------------------------------------------
671.     2299                       161 BERLIN RD, CROMWELL, CT, 06416           Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
672.     2312                       4807 VALLEY VIEW BLVD                        Wal*Mart Store                               0
                                    NW, ROANOKE, VA, 24012
------------------------------------------------------------------------------------------------------------------------------------
673.     2314                       94-595 KUPUOHIA STREET, WAIPAHU, HI,         Wal*Mart Store                               0
                                    96797
------------------------------------------------------------------------------------------------------------------------------------
674.     2321                       75-1015 HENRY STREET, KAILUA KONAHI,         Wal*Mart Store                               0
                                    96740
------------------------------------------------------------------------------------------------------------------------------------
675.     2330                       116 FARMINGTON ROAD, ROCHESTER, NH,          Wal*Mart Store                               0
                                    03867
------------------------------------------------------------------------------------------------------------------------------------
676.     2331                       155 WATERFORD PARKWAY,                       Wal*Mart Store                               0
                                    N, WATERFORD, CT, 06385
------------------------------------------------------------------------------------------------------------------------------------
677.     2341                       301 FALLS BLVD, QUINCY, MA, 02169            Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
678.     2360                       4725 ASHFORD-DUNWOODY, ATLANTA, GA,          Wal*Mart Store                               0
                                    30338
------------------------------------------------------------------------------------------------------------------------------------

 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
679.     2371                       1092 NORTH COLONY                            Wal*Mart Store                               0
                                    ROAD, WALLINGFORD, CT, 06492
------------------------------------------------------------------------------------------------------------------------------------
680.     2401                       1600 SOUTH MOUNTAIN, DUARTE, CA, 91010       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
681.     2438                       217 GARRISONVILLE RD, STAFFORD, VA,          Wal*Mart Store                               0
                                    22554
------------------------------------------------------------------------------------------------------------------------------------
682.     2440                       210 WAL MART PLAZA,  STE 3, SYLVA, NC,       Wal*Mart Store                               0
                                    28779
------------------------------------------------------------------------------------------------------------------------------------
683.     2444                       1294 UPPER LENOX AVENUE, ONEIDA, NY,         Wal*Mart Store                               0
                                    13421
------------------------------------------------------------------------------------------------------------------------------------
684.     2458                       1375 N. DAVIS ROAD, SALINAS, CA, 93907       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
685.     2472                       4550 KESTER MILL                             Wal*Mart Store                               0
                                    RD, WINSTON-SALEM, NC, 27103
------------------------------------------------------------------------------------------------------------------------------------
686.     2473                       325 E. MAKAALA STREET, HILO, HI, 96720       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
687.     2479                       3412 COLLEGE AVE, SAN DIEGO, CA, 92115       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
688.     2482                       1305 WEST MAIN STREET, MESA, AZ, 85201       Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
689.     2484                       1005 WEST SUGARLAND                          Wal*Mart Store                               0
                                    HWY, CLEWlSTON, FL, 33440
------------------------------------------------------------------------------------------------------------------------------------
690.     2494                       2100 VISTA WAY, OCEANSIDE, CA, 92054         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
691.     2495                       13331 BEACH BLVD, WESTMINSTER, CA, 92683     Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
692.     2497                       1236 ROUTE 22, PHILIPSBURG, NJ, 08865        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
693.     2507                       2220 SOUTH BRADLEY, SANTA MONICA, CA,        Wal*Mart Store                               0
                                    93455
------------------------------------------------------------------------------------------------------------------------------------
694.     2512                       330 W BELL ROAD, PHOENIX, AZ, 85023          Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
695.     2513                       270 WAL-MART  WAY, DAHLONEGA, GA, 30533      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
696.     2517                       3600 W. MCFADDEN AVE., SANTA ANACA,          Wal*Mart Store                               0
                                    92704
------------------------------------------------------------------------------------------------------------------------------------
697.     2523                       2595 E. IMPERIAL HWY, BREA, CA, 92821        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
698.     2526                       19821 RINALDI ST., PORTER RANCH, CA,         Wal*Mart Store                               0
                                    91326
------------------------------------------------------------------------------------------------------------------------------------
699.     2536                       1110 E. PROSPERITY AVE, TULARE, CA,          Wal*Mart Store                               0
                                    93274
------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
700.     2537                       1515 DANA DRIVE, REDDING, CA, 96002          Wal*Mart Store                              0

------------------------------------------------------------------------------------------------------------------------------------
701.     2546                       2300 N. TUSTIN STREET, ORANGE, CA,           Wal*Mart Store                               0
                                    92865
------------------------------------------------------------------------------------------------------------------------------------
702.     2553                       6650 HEMBREE LANE, WINDSOR, CA, 95492        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
703.     2556                       1168 WEST BRANCH STREET, ARROYO              Wal*Mart Store                               0
                                    GRANDE, CA, 93420
------------------------------------------------------------------------------------------------------------------------------------
704.     2557                       8400 ROSEDALE                                Wal*Mart Store                               0
                                    HIGHWAY, BAKERSFIELD, CA, 93312
------------------------------------------------------------------------------------------------------------------------------------
705.     2565                       4191 SOUTH AMHERST HWY, MADISON              Wal*Mart Store                               0
                                    HEIGHTS, VA, 24572
------------------------------------------------------------------------------------------------------------------------------------
706.     2566                       #4 CHARLES TOWN PLAZA, CHARLES               Wal*Mart Store                               0
                                    TOWN, WV, 25414
------------------------------------------------------------------------------------------------------------------------------------
707.     2568                       8333 VAN NUYS BLVD, PANORAMA                 Wal*Mart Store                               0
                                    CITY, CA, 91402
------------------------------------------------------------------------------------------------------------------------------------
708.     2569                       RT. 10 LEDGEWOOD MALL, LEDGEWOOD,            Wal*Mart Store                               0
                                    NJ, 7852
------------------------------------------------------------------------------------------------------------------------------------
709.     2580                       1415 SUNSET AVE., CLINTON, NC, 28328         Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
710.     2598                       3661 TRUXEL ROAD, SACRAMENTO, CA, 95833      Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
711.     2609                       2770 CARSON STREET, LAKEWOOD, CA,            Wal*Mart Store                               0
                                    90712
------------------------------------------------------------------------------------------------------------------------------------
712.     2610                       77 NORMAN MORGAN BLVD, LOGAN, WV,            Wal*Mart Store                               0
                                    25601
------------------------------------------------------------------------------------------------------------------------------------
713.     2621                       255 COCHRAN STREET, SIMI VALLEY, CA,         Wal*Mart Store                               0
                                    93065
------------------------------------------------------------------------------------------------------------------------------------
714.     2648                       1919 DAVIS STREET, SAN LEANDRO, CA,          Wal*Mart Store                               0
                                    94577
------------------------------------------------------------------------------------------------------------------------------------
715.     2697                       4893 LONE TREE WAY, ANTIOCH, CA 94509        Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
716.     2704                       1021 HIGH POINT ROAD, RANDLEMAN, NC,         Wal*Mart Store                               0
                                    27317
------------------------------------------------------------------------------------------------------------------------------------
717.     2730                       110 RIVER OAKS DR., TARBORO, NC,             Wal*Mart Store                               0
                                    27886
------------------------------------------------------------------------------------------------------------------------------------
718.     2749                       254 HALLTOWN RD., SPRUCE PINE, NC,           Wal*Mart Store                               0
                                    28777
------------------------------------------------------------------------------------------------------------------------------------
719.     2772                       1675 N. HOWE ST., SOUTHPORT, NC,             Wal*Mart Store                               0
                                    28461
------------------------------------------------------------------------------------------------------------------------------------
720.     2793                       1130 S. MAIN ST., KERNERSVILLE, NC,          Wal*Mart Store                               0
                                    27284
------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------

721.     2842                       1290 EAST ONTARIO AVE, CORONA, CA,           Wal*Mart Store                               0
                                    92881
------------------------------------------------------------------------------------------------------------------------------------
722.     2845                       14215 U.S. HWY 64 WEST, SILER                Wal*Mart Store                               0
                                    CITY, NC, 27344
------------------------------------------------------------------------------------------------------------------------------------
723.     2929                       3030 N. MAIN, HOPE MILLS, NC, 28348          Wal*Mart Store                               0

------------------------------------------------------------------------------------------------------------------------------------
724.     FRED MEYER STORES, INC.,   FRED MEYER STORES, PO BOX 42121,             MASTER LEASE - SEE BELOW FOR            75420.65
         ROUNDUP CO., GRAND         PORTLAND,  OR  97282                         INDIVIDUAL STORE LEASES.
         CENTRAL, INC., FRED
         MEYER OF ALASKA, INC.
------------------------------------------------------------------------------------------------------------------------------------
725.     7601                       NORTHERN LIGHTS FM,  AK                      Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
726.     7602                       DIMOND FM,  AK                               Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
727.     7603                       WEST FAIRBANKS FM,  AK                       Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
728.     7604                       EAST ANCHORAGE FM,  AK                       Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
729.     7605                       SOLDOTNA FM,  AK                             Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
730.     7606                       5-MILE FM,  ID                               Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
731.     7607                       GARDEN CITY FM,  ID                          Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
732.     7609                       BEAVERTON FM,  OR                            Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
733.     7610                       INTERSTATE FM,  OR                           Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
734.     7611                       OREGON CITY FM,  OR                          Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
735.     7612                       TUALATIN FM,  OR                             Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
736.     7613                       CORNELIUS FM,  OR                            Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
737.     7614                       MEDFORD FM,  OR                              Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
738.     7615                       GATEWAY FM,  OR                              Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
739.     7616                       NORTH COAST FM,  OR                          Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
740.     7617                       WEST BEAVERTON FM,  OR                       Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
741.     7618                       GRESHAM FM,  OR                              Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
742.     7619                       THE DALLES FM,  OR                           Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
743.     7620                       DIVISION FM,  OR                             Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
744.     7621                       CLACKAMAS FM,  OR                            Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
745.     7622                       JOHNSON CREEK FM,  OR                        Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
746.     7623                       HOLLYWOOD WEST FM,  OR                       Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
747.     7624                       ROSEBURG FM,  OR                             Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
748.     7625                       KLAMATH FALLS FM,  OR                        Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
749.     7626                       BROOKINGS FM,  OR                            Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
750.     7627                       TILLAMOOK FM,  OR                            Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
751.     7628                       GRANTS PASS FM,  OR                          Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
752.     7629                       COOS BAY FM,  OR                             Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
753.     7630                       NEWPORT FM,  OR                              Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
754.     7631                       MONROE FM,  WA                               Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------
755.     7632                       RENTON CENTER FM,  WA                        Fred Meyer Store                            0

------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
756.     7633                       PACIFIC FM,  WA                              Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
757.     7634                       STEVENS FM,  WA                              Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
758.     7635                       BREMERTON FM,  WA                            Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
759.     7636                       BONNEY LAKE FM,  WA                          Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
760.     7637                       RICHLAND FM,  WA                             Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
761.     7638                       PUYALLUP FM,  WA                             Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
762.     7639                       LYNNWOOD FM,  WA                             Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
763.     7640                       BELLEVUE FM,  WA                             Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
764.     7641                       AURORA FM,  WA                               Fred Meyer Store                             0

-----------------------------------------------------------------------------------------------------------------------------------
765.     7642                       MIDWAY FM,  WA                               Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
766.     7643                       MILL PLAIN FM,  WA                           Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
767.     7644                       LONGVIEW FM,  WA                             Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
768.     7646                       MARYSVILLE FM,  WA                           Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
769.     7647                       COVINGTON FM,  WA                            Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
770.     7648                       BENSON PLAZA FM,  WA                         Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
771.     7649                       EVERETT FM,  WA                              Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
772.     7650                       AUBURN FM,  WA                               Fred Meyer Store                             0

-----------------------------------------------------------------------------------------------------------------------------------
773.     7651                       GREENWOOD FM,  WA                            Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
774.     7652                       LACEY FM,  WA                                Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
775.     7653                       WASILLA,  AK                                 Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
776.     7654                       BALLARD,  WA                                 Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
777.     7657                       HILLSBORO,  OR                               Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
778.     7658                       KENNEWICK,  WA                               Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
779.     7826                       NAMPA,  ID                                   Fred Meyer Store                             0

------------------------------------------------------------------------------------------------------------------------------------
780.     INDIVIDUAL OD LEASES -     SEE BELOW FOR INDIVIDUAL OD LEASES.         STORE NUMBER WHERE OD IS LOCATED.
         WAL*MART, FRED MEYER,
         AND MILITARY
------------------------------------------------------------------------------------------------------------------------------------
781.     LARRY DECKER               SK 12-B LAKE CHEROKEE RD, HENDERSON, TX       131                                         0
                                    75652
------------------------------------------------------------------------------------------------------------------------------------
782.     LARRY DECKER               SK 12-B LAKE CHEROKEE RD, HENDERSON, TX       140                                         0
                                    75652
------------------------------------------------------------------------------------------------------------------------------------
783.     DAVID & KAREN WESLEY       238 CHERRYWOOD PL, SUMITON, AL 35148          287                                         0

------------------------------------------------------------------------------------------------------------------------------------
784.     DARLENE HARRIS             261 CARTERTON HEIGHTS, OXFORD, AL 36203       329                                         0

------------------------------------------------------------------------------------------------------------------------------------
785.     ROB CHRISTENSEN            1211 N. 13TH AVE. # 1131, DODGE CITY,         372                                         0
                                    KS  67801
------------------------------------------------------------------------------------------------------------------------------------
786.     SAMUEL CHARENDOFF          9717 CYPRESSWOOD APT 802, HOUSTON, TX         400                                         0
                                    77070
------------------------------------------------------------------------------------------------------------------------------------
787.     KENT YARBROUGH             328 OMEGA DRIVE, LAWRENCEVILLE, GA            510                                         0
                                    30244
------------------------------------------------------------------------------------------------------------------------------------
788.     PAMELA LEDFORD             P. O. Box 1203, Murphy, NC 28906              515                                         0

------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
789.     WILLIAM WHITE              1962 HOWELL BRIDGE ROAD, BALL GROUND,         518                                         0
                                    GA  30107
------------------------------------------------------------------------------------------------------------------------------------
790.     CATHERINE BROOKS           26 WATERFORD OAKS LANE, KEMAH, TX             529                                         0
                                    77565
------------------------------------------------------------------------------------------------------------------------------------
791.     WOODSON HARVEY             2050 No. Mall Blvd., ALEXANDRIA, LA           539                                         0
                                    71301
------------------------------------------------------------------------------------------------------------------------------------
792.     MEHDI KAZEM                2112 RIVERHEIGHTS WALK, MARIETTA, GA          548                                         0
                                    30067
------------------------------------------------------------------------------------------------------------------------------------
793.     DENNIS CROWE               7105 AFTON DRIVE, KNOXVILLE, TN 37918         556                                         0

------------------------------------------------------------------------------------------------------------------------------------
794.     CALEB ABBOTT               822 BIRCH, MARION,  KS  66861                 557                                         0

------------------------------------------------------------------------------------------------------------------------------------
795.     SIDNEY GOTTLIEB            210 GATSBY PLACE, ALPHARETTA, GA 30202        575                                         0

------------------------------------------------------------------------------------------------------------------------------------
796.     JAMES PETRO                790 SAGEWOOD DR., LAKELAND, FL 33813          580                                         0

------------------------------------------------------------------------------------------------------------------------------------
797.     WILLIAM STEVENS            218 WHITEFRIARS LANE, MATTHEWS, NC            585                                         0
                                    28105
------------------------------------------------------------------------------------------------------------------------------------
798.     MICHAEL GARNER             1731 PINEKNOLL LN, ALBANY,  GA  31707         588                                         0

------------------------------------------------------------------------------------------------------------------------------------
799.     TIM PERRY                  3856 STRATFORD CIRCLE, VALDOSTA,  GA          593                                         0
                                    31605
------------------------------------------------------------------------------------------------------------------------------------
800.     RAUL QUINTANILLA           4915 1/2 WALKER, HOUSTON,  TX  77023          602                                         0

------------------------------------------------------------------------------------------------------------------------------------
801.     DEIDRA CASAUS              3406 BANDOLINA, ROSWELL,  NM  88201           611                                         0

------------------------------------------------------------------------------------------------------------------------------------
802.     SEAN COUGHLIN              107 SUNNY  POINT CIRCLE, LA GRANGE, GA        614                                         0
                                    30240
------------------------------------------------------------------------------------------------------------------------------------
803.     NHORA ABRIL-SHAW           4552 CANDYTUFT WAY, ACWORTH, GA 30102         618                                         0

------------------------------------------------------------------------------------------------------------------------------------
804.     RAYMOND JIMISON            443 FOREST AVENUE, SPARTANBURG, SC            625                                         0
                                    29302
------------------------------------------------------------------------------------------------------------------------------------
805.     DAVID BANG                 602 FAIRINGTON DRIVE, SUMMERVILLE, SC         628                                         0
                                    29485
------------------------------------------------------------------------------------------------------------------------------------
806.     TRACY HINSON               PO BOX 2505, EASLEY,  SC  29647               631                                         0

------------------------------------------------------------------------------------------------------------------------------------
807.     DAVID CORCORAN             1481 HIGHWAY 17 N., MT PLEASANT, SC           632                                         0
                                    29464
------------------------------------------------------------------------------------------------------------------------------------
808.     NEIL CALLAWAY              12300 APACHE AV  #1722, SAVANNAH, GA          635                                         0
                                    31419
------------------------------------------------------------------------------------------------------------------------------------
809.     CRAIG STAAB                732 BECKLEY LANE, CHESAPEAKE, VA              639                                         0
                                    23322
------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
810.     KRIS REIMER                802 FLEMING, GARDEN CITY, KS 67846            652                                         0

------------------------------------------------------------------------------------------------------------------------------------
811.     DAVID NESTOROWICZ          155 ARABIAN DRIVE, MADISON, AL 35758          662                                         0

------------------------------------------------------------------------------------------------------------------------------------
812.     DAVID PIFER                9639 Cool Way, Soddy-Daisy, TN 37379          669                                         0

------------------------------------------------------------------------------------------------------------------------------------
813.     ROBERT HELM                209 SCOTT LANE, JONESBORO,  TN  37659         680                                         0

------------------------------------------------------------------------------------------------------------------------------------
814.     DAVID SPURLOCK             25 PEMBROKE DRIVE, HILTON HEAD, SC            728                                         0
                                    29926
------------------------------------------------------------------------------------------------------------------------------------
815.     CARLA LINDSEY              3435 ROCK CREEK DRIVE, REX, GA 30273          745                                         0

------------------------------------------------------------------------------------------------------------------------------------
816.     KRYSTAL BRAGG              5821 NEWINGTON HIGHWAY, SYLVANIA, GA          754                                         0
                                    30467
------------------------------------------------------------------------------------------------------------------------------------
817.     NAVIN SINGH                103 KNIGHTS COURT, ROYAL PALM BEACH,          758                                         0
                                    FL 33411
------------------------------------------------------------------------------------------------------------------------------------
818.     MCARTHUR GRIFFIN           3278 ROCK CREEK DR., REX, GA 30273            787                                         0

------------------------------------------------------------------------------------------------------------------------------------
819.     MICHAEL CALHOUN            200 W. 62ND STREET, HUTCHINSON, KS            794                                         0
                                    67502
------------------------------------------------------------------------------------------------------------------------------------
820.     RICARDO SALVAT             2216 DURANGO COURT, LAS CRUCES,  NM           806                                         0
                                    88011-8014
------------------------------------------------------------------------------------------------------------------------------------
821.     D.C. DEAN                  9620 PERALTA NE, ALBUQUERQUE,  NM  87109      824                                         0

------------------------------------------------------------------------------------------------------------------------------------
822.     JAMES CUTLER               #1 COUNTY ROAD 5152, BLOOMFIELD,  MN          826                                         0
                                    87413
------------------------------------------------------------------------------------------------------------------------------------
823.     KEVIN MORRIS               8621 LAS CAMAS NE, ALBUQUERQUE, NM            829                                         0
                                    87111
------------------------------------------------------------------------------------------------------------------------------------
824.     MICHELLE COHEN             2700 VISTA GRANDE DRIVE NW APT.               835                                         0
                                    48, ALBUQURQUE,  NM  87120
------------------------------------------------------------------------------------------------------------------------------------
825.     VICTORIA FERGESON          9604 ALLANDE RD,  NE, ALBUQUERQUE, NM         850                                         0
                                    87109
------------------------------------------------------------------------------------------------------------------------------------
826.     JOHN DAVIS                 809 ELDORA DRIVE, ROSWELL,  NM  88201         851                                         0

------------------------------------------------------------------------------------------------------------------------------------
827.     JOANN KING                 201 BELLVUE CIR, MOBILE,  AL  36608           866                                         0

------------------------------------------------------------------------------------------------------------------------------------
828.     DAVID AYCOCK               120 EAST PHIFER STREET, MONROE, NC            877                                         0
                                    28110
------------------------------------------------------------------------------------------------------------------------------------
829.     JOHN SNYDER                3390 SUMMIT TRAIL, CUMMING, GA 30130          878                                         0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
830.     JOHN BRINKLEY              360 HARBISON BLVD, COLUMBIA, SC 29212         881                                         0

------------------------------------------------------------------------------------------------------------------------------------
831.     DIANA MAURER               108 NORTHFIELD DR, THOMASVILLE, GA            889                                         0
                                    31757
------------------------------------------------------------------------------------------------------------------------------------
832.     JAY JACKSON                800 VALERIE PLACE, VALDOSTA, GA               899                                         0
                                    31605
------------------------------------------------------------------------------------------------------------------------------------
833.     BARUN HAZRA                6405 WESTWARD,  #78, HOUSTON,  TX             915                                         0
                                    77081
------------------------------------------------------------------------------------------------------------------------------------
834.     JAMIE JORDAN               9854 S. ROSEMONT AVE. # 5206, LONE            924                                         0
                                    TREE, CO  80124
------------------------------------------------------------------------------------------------------------------------------------
835.     LARRY FLEMING              P.O. BOX 244, MORGANTON, NC 28680             948                                         0

------------------------------------------------------------------------------------------------------------------------------------
836.     LORENZO JONES              501 LEE AVE., EASTMAN,  GA  31023             952                                         0

------------------------------------------------------------------------------------------------------------------------------------
837.     MILDRED  LOPEZ             1301 MONARCH AVE., LONGMONT,  CO  80501       980                                         0

------------------------------------------------------------------------------------------------------------------------------------
838.     WILLIAM PFLUEGER           262 S. CEDAR CREEK, CORDELE,  GA  31015      1006                                         0

------------------------------------------------------------------------------------------------------------------------------------
839.     THOMAS "ED" MCMAINS        P.O. BOX 2357, RINCON,  GA  31326            1011                                         0

------------------------------------------------------------------------------------------------------------------------------------
840.     LASHETA PRICE              553 SURRY TRACE CIRCLE, CONCORD,  NC         1027                                         0
                                    28027
------------------------------------------------------------------------------------------------------------------------------------
841.     DAVID MCDANIEL             510 W. KING/ P.O. BOX 1127, KINGS            1034                                         0
                                    MOUNTAIN,  NC  28086
------------------------------------------------------------------------------------------------------------------------------------
842.     KENNETH TURNER             214 CHARLOTTE ROAD, RUTHERFORDTON,  NC       1036                                         0
                                    28139
------------------------------------------------------------------------------------------------------------------------------------
843.     LESLIE NIENABER-DUNN       4200 REDWING CIRCLE, WINSTON-SALEM,  NC      1039                                         0
                                    27106
------------------------------------------------------------------------------------------------------------------------------------
844.     KYLE JONES                 9412 PARKWOOD AVE, DOUGLASVILLE,  GA         1047                                         0
                                    30135
------------------------------------------------------------------------------------------------------------------------------------
845.     ALAN WINESETT              RT. 2,  BOX 598, CONOVER,  NC  28613         1064                                         0

------------------------------------------------------------------------------------------------------------------------------------
846.     DAVID WELLS                1104 NEW DOVER ROAD, APEX,  NC  27502        1097                                         0

------------------------------------------------------------------------------------------------------------------------------------
847.     PERRYLEE                   1440 PARKS MILL TRACE, GREENSBORO,  GA       1121                                         0
                                    30642
------------------------------------------------------------------------------------------------------------------------------------
848.     MANAY CLARK                2705 WINCREST CIRCLE, GARDENDALE,  AL        1124                                         0
                                    35071
------------------------------------------------------------------------------------------------------------------------------------
849.     STEPHEN HEADLEE            1226 EAST DIXIE DRIVE, ASHEBORO,  NC         1132                                         0
                                    27203
------------------------------------------------------------------------------------------------------------------------------------
850.     DAVE NOONAN                4101 Beauvista Drive, Charlotte,  NC         1156                                         0
                                    28269
------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
851.     MANSUR NURDEL              10022 STRATHFIELD LANE, HIGHLANDS RANCH,     1208                                         0
                                    CO  80126
------------------------------------------------------------------------------------------------------------------------------------
852.     W. MARK SIGMON             365 MAIN AVENUE, SW, HICKORY, NC 28602       1209                                         0

------------------------------------------------------------------------------------------------------------------------------------
853.     KENNETH JEFFERS            1261 AVENIDA KINO, CASA GRANDE, AZ           1218                                         0
                                    85222
------------------------------------------------------------------------------------------------------------------------------------
854.     JEFFREY HOOVER             4091 PINERIDGE ROAD, APPLING, GA 30802       1227                                         0

------------------------------------------------------------------------------------------------------------------------------------
855.     MARY JO DEXTER             102 WHIT COURT, ANGIER,  NC  27501           1237                                         0

------------------------------------------------------------------------------------------------------------------------------------
856.     KENT RISK                  309 VALLEY ROAD, FAYETTEVILLE, NC 28305      1238                                         0

------------------------------------------------------------------------------------------------------------------------------------
857.     JOEL WYNNE                 260 HILLCREST ST., SYLVA, NC 28779           1242                                         0

------------------------------------------------------------------------------------------------------------------------------------
858.     NANCY MAHLIE               10 HICKORY RIDGE, GREENVILLE, SC 29609       1244                                         0

------------------------------------------------------------------------------------------------------------------------------------
859.     RONALD HARRIS              9788 S. DAMPLER WAY, HIGHLANDS RANCH,        1252                                         0
                                    CO  80126
------------------------------------------------------------------------------------------------------------------------------------
860.     KENT RISK                  309 VALLEY ROAD, FAYETTEVILLE, NC            1261                                         0
                                    28305
------------------------------------------------------------------------------------------------------------------------------------
861.     GEORGE KATSOUDAS           502 ALAMANCE RD., BURLINGTON,  NC  27215     1287                                         0

------------------------------------------------------------------------------------------------------------------------------------
862.     JODY PAPAZEKOS             4131 WANDERING LN, HICKORY,  NC  28601       1290                                         0

------------------------------------------------------------------------------------------------------------------------------------
863.     GARY GRAMMOND              10271 EAST COVINGTON ST, TUSCON,  AZ         1291                                         0
                                    85748
------------------------------------------------------------------------------------------------------------------------------------
864.     BASIL COOMBS               1371 WATERSTON DR., EVANS,  GA  30809        1293                                         0

------------------------------------------------------------------------------------------------------------------------------------
865.     JAMES MENIUS               4500 TENELLA RD, NEW BERN,  NC  28562        1300                                         0

------------------------------------------------------------------------------------------------------------------------------------
866.     PAUL ARNOLD                132 CLEAR WATER ROAD, LEWISBURG,  NC         1321                                         0
                                    27549
------------------------------------------------------------------------------------------------------------------------------------
867.     DON TEMPLE                 RT 1 BOX 546, PINEY CREEK,  NC  28663        1337                                         0

------------------------------------------------------------------------------------------------------------------------------------
868.     DANNY O'NEIL               500 OLD GREENVILLE RD., STAUNTON,  VA        1344                                         0
                                    24401
------------------------------------------------------------------------------------------------------------------------------------
869.     L. SIDNEY CHRISTIAN        111 RIVER ACRES WEST, WASHINGTON, NC         1354                                         0
                                    27889
------------------------------------------------------------------------------------------------------------------------------------
870.     ROBERT HILLSGROVE          2131 INVERNESS PARKWAY, TUSCALOOSA, AL       1367                                         0
                                    35405
------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
871.     CHRIS BATEMAN              5501 LAKE EDGE DRIVE, HOLLY SPRING, NC       1372                                         0
                                    27540
------------------------------------------------------------------------------------------------------------------------------------
872.     ROOZBEH YAZDANI            5304 WOODIRON DR., DULUTH, GA 30097          1373                                         0

------------------------------------------------------------------------------------------------------------------------------------
873.     DAVID DEVERE               BOX 20564, GREENVILLE, NC 27858              1379                                         0

------------------------------------------------------------------------------------------------------------------------------------
874.     VALERIE WISE               812 SCOTTY COURT, CRAMERTON, NC 28032        1385                                         0

------------------------------------------------------------------------------------------------------------------------------------
875.     JOOEUN CHOE                # 320 WHITEBRIDGE RD., HAMPSTEAD, NC         1392                                         0
                                    28443
------------------------------------------------------------------------------------------------------------------------------------
876.     MICHAEL SERRANO            3101 FLOWERS RD. APT E, ATLANTA,  GA         1403                                         0
                                    30341
------------------------------------------------------------------------------------------------------------------------------------
877.     CHRISTINA GALOS            742 E. ESPADA, EL PASO,  TX  79912           1414                                         0

------------------------------------------------------------------------------------------------------------------------------------
878.     ROD BAUER                  933 SUNLIT DRIVE, PRESCOTT,  AZ  86303       1417                                         0

------------------------------------------------------------------------------------------------------------------------------------
879.     JEAN BURN                  20313 HICKORY BRANCH DR, PETERSBURG, VA      1424                                         0
                                    23803
------------------------------------------------------------------------------------------------------------------------------------
880.     HOWARD KLAPPER             607 FLEMING ST., RAVENSWOOD,  WV 26164       1450                                         0

------------------------------------------------------------------------------------------------------------------------------------
881.     PAUL FINE                  6736 OLDE SAVANNAH ROAD, CHARLOTTE, NC       1464                                         0
                                    28227
------------------------------------------------------------------------------------------------------------------------------------
882.     TIMOTHY MILLER             236A NORTHPOINT AVE, HIGH POINT,  NC         1498                                         0
                                    27262
------------------------------------------------------------------------------------------------------------------------------------
883.     MICHAEL DEUTSCHER          2921 N. Goveneour,  Apt 211, Wichita, KS     1507                                         0
                                    67226
------------------------------------------------------------------------------------------------------------------------------------
884.     JEFF YUNKER                285 GRASSY HILLS LANE, GRAND FORKS, ND       1534                                         0
                                    58201
------------------------------------------------------------------------------------------------------------------------------------
885.     JEFF GATES                 3002 DOGWOOD RD., BRIDGEPORT,  WV  26330     1544                                         0

------------------------------------------------------------------------------------------------------------------------------------
886.     JEFF YUNKER                285 GRASSY HILLS LANE, GRAND FORKS,  ND      1545                                         0
                                    58201
------------------------------------------------------------------------------------------------------------------------------------
887.     S. ERIC STENSLAND          7511 SHORELINE DRIVE, STOCKTON, CA           1554                                         0
                                    95219
------------------------------------------------------------------------------------------------------------------------------------
888.     STEVE ARNQUIST             P.O. BOX 4434, EL CENTRO,  CA  92244         1555                                         0

------------------------------------------------------------------------------------------------------------------------------------
889.     STEPHANIE LEE              10548 MEADOW MIST AVE., LAS VEGAS, NV        1560                                         0
                                    89135
------------------------------------------------------------------------------------------------------------------------------------
890.     ROBERT SMITH               2913 WOODGLEN DRIVE, BAKERSFIELD, CA         1574                                         0
                                    93311
------------------------------------------------------------------------------------------------------------------------------------
891.     JEFF YUNKER                285 GRASSY HILLS LANE, GRAND FORKS, ND       1581                                         0
                                    58201
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
892.     SANDRA OWYOUNG             7338 NORTH TAMERA, FRESNO,  CA  93711        1583                                         0

------------------------------------------------------------------------------------------------------------------------------------
893.     ALBERT BOYER               8804 SUMMERIDGE DR., LAS VEGAS,  NV          1584                                         0
                                    89134
------------------------------------------------------------------------------------------------------------------------------------
894.     PHILIP ETCHELLS            9106 S.V.L. BOX, VICTORVILLE,  CA  92392     1588                                         0

------------------------------------------------------------------------------------------------------------------------------------
895.     LOUIS VERDELLI             1005 W. AREBA AVENUE, HERSHEY,  PA           1591                                         0
                                    17033
------------------------------------------------------------------------------------------------------------------------------------
896.     PAUL KLENKLEN              6137 ANTIOCH RD., MERRIAM,  KS  66202        1599                                         0

------------------------------------------------------------------------------------------------------------------------------------
897.     ROBERT WILSON              3146 PLAYER DR, RAPID CITY,  SD              1604                                         0
                                    57702-5041
------------------------------------------------------------------------------------------------------------------------------------
898.     RAYMOND SHERBAN            5216 N. PASEO ARENAL, TUCSON,  AZ  85750     1612                                         0

------------------------------------------------------------------------------------------------------------------------------------
899.     TIMOTHY MILLER             236A NORTHPOINT AVE, HIGH POINT,  NC         1613                                         0
                                    27262
------------------------------------------------------------------------------------------------------------------------------------
900.     DAVID HORTON               167 FOXCROFT DRIVE, TIMBERL KE, NC           1614                                         0
                                    27583
------------------------------------------------------------------------------------------------------------------------------------
901.     SUSAN LINK                 6183 GIRVIN DRIVE, OAKLAND,  CA  94611       1615                                         0

------------------------------------------------------------------------------------------------------------------------------------
902.     DOUG HODGSON               BOX 237, SHERIDAN,  WY  82801                1617                                         0

------------------------------------------------------------------------------------------------------------------------------------
903.     JOHN PLOW                  44 WINTERGREEN WAY, ROCHESTER, NY            1619                                         0
                                    14618
------------------------------------------------------------------------------------------------------------------------------------
904.     PATRICIA BUTLER            129 RIVER STREET, KINGSTON,  PA  18704       1623                                         0

------------------------------------------------------------------------------------------------------------------------------------
905.     F. BARRY JACOBS            7913 SECHART COURT, BAKERSFIELD,  CA         1624                                         0
                                    93309
------------------------------------------------------------------------------------------------------------------------------------
906.     JAY KISCH                  806 4 1/2  Ave. NE, Barnesville,  MN         1627                                         0
                                    56514
------------------------------------------------------------------------------------------------------------------------------------
907.     BERNARD FRIEDLAND          836 N. 1ST STREET, HAMPTON,  VA  23664       1631                                         0

------------------------------------------------------------------------------------------------------------------------------------
908.     JEFF YUNKER                285 GRASSY HILLS LANE, GRAND FORKS,  ND      1636                                         0
                                    58201
------------------------------------------------------------------------------------------------------------------------------------
909.     LUCIA TREDICI              8325 VIA DE LA LUNA, SCOTTSDALE,  AZ         1646                                         0
                                    85258
------------------------------------------------------------------------------------------------------------------------------------
910.     GARY ABEL                  P.O.BOX 2501, RENO,  NV  89505               1648                                         0

------------------------------------------------------------------------------------------------------------------------------------
911.     DAVID CHIANG               535 PEIRCE STREET # 3303, ALBANY,  CA        1651                                         0
                                    94706
------------------------------------------------------------------------------------------------------------------------------------
912.     FREDRICK GODIN             P. O. BOX 697, SANDERSVILLE,  GA  31082      1658                                         0

------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
913.     CHARLES TROMBA             355 COOL SPRINGS RD., STATESVILLE,  NC       1662                                         0
                                    28677
------------------------------------------------------------------------------------------------------------------------------------
914.     BOB LEHMAN                 153 HIDEAWAY LN, WAYNESVILLE,  NC  28786     1663                                         0

------------------------------------------------------------------------------------------------------------------------------------
915.     MARK JACOBS                4309 DEER  CREEK DR, WILSON, NC 27896        1664                                         0

------------------------------------------------------------------------------------------------------------------------------------
916.     PAUL FINE                  6736 OLDE SAVANNAH ROAD, CHARLOTTE, NC       1666                                         0
                                    28227
------------------------------------------------------------------------------------------------------------------------------------
917.     RICHARD CHRISTOPH          2444 GARFIELD AV, WEST LAWN,  PA  19609      1670                                         0

------------------------------------------------------------------------------------------------------------------------------------
918.     STEVEN CHADO               8210 SKIPWITH DRIVE, FREDERICK,  MD          1674                                         0
                                    21702
------------------------------------------------------------------------------------------------------------------------------------
919.     DAVID TANG                 2380 HAVERSHAM CLOSE, VIRGINIA BEACH,        1682                                         0
                                    VA  23454
------------------------------------------------------------------------------------------------------------------------------------
920.     DAVID TANG                 2380 HAVERSHAM CLOSE, VIRGINIA BEACH,        1687                                         0
                                    VA  23454
------------------------------------------------------------------------------------------------------------------------------------
921.     ERIC WEHRENBERG            4494 S. HANNIBAL WAY APT 423, AURORA,        1689                                         0
                                    CO  80015
------------------------------------------------------------------------------------------------------------------------------------
922.     THOMAS MACK                17785 CODY, OLATHE,  KS  66062               1691                                         0

------------------------------------------------------------------------------------------------------------------------------------
923.     GEORGE SAUNDERS            662  LA MERAD DR, REDLANDS,  CA  92373       1692                                         0

------------------------------------------------------------------------------------------------------------------------------------
924.     SCOTT SWANSON              9582 HAMILTON AVE., HUNTINGTON BEACH,        1693                                         0
                                    CA  92647
------------------------------------------------------------------------------------------------------------------------------------
925.     DAVID LEE                  9478 MEDSTEAD WAY, ELK GROVE,  CA  95758     1697                                         0

------------------------------------------------------------------------------------------------------------------------------------
926.     GERALD FLANAGAN            13446 POWAY RD. PMB 208, POWAY,  CA  92046   1700                                         0

------------------------------------------------------------------------------------------------------------------------------------
927.     JULIE LIEUW                3022 PRADO LANE, DAVIS,  CA  95616           1704                                         0

------------------------------------------------------------------------------------------------------------------------------------
928.     DAVID PICKRELL             5753 EIGHTH COURT S., BIRMINGHAM,  AL        1711                                         0
                                    35212
------------------------------------------------------------------------------------------------------------------------------------
929.     MARY KENNEDY               1850 MILLFIELD CIRCLE SW, SNELLVILLE,        1720                                         0
                                    GA  30078
------------------------------------------------------------------------------------------------------------------------------------
930.     MIKE  GOWEN                135 BROOKWOOD RD, STAUNTON,  VA  24401       1726                                         0

------------------------------------------------------------------------------------------------------------------------------------
931.     CHAROLETTE  BARNES-LEBANC  29314 BIRDY CT., NUEVO,  CA  92567           1747                                         0

------------------------------------------------------------------------------------------------------------------------------------
932.     PATRICK SMITH              1527 HIDDEN BRIDGE DR, MT PLEASANT,  SC      1748                                         0
                                    29464
------------------------------------------------------------------------------------------------------------------------------------
933.     DAVID WELLS                1104 NEW DOVER ROAD, APEX,  NC  27502        1751                                         0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
934.     GORDON WONG                1712 SPYGLASS ROAD, PETALUMA, CA 94954       1755                                         0

------------------------------------------------------------------------------------------------------------------------------------
935.     JENNY TIET                 5816 Los Arcos Way, Buena Park, CA           1756                                         0
                                    90620
------------------------------------------------------------------------------------------------------------------------------------
936.     GARY SCHEFFEL              2815 CLEMSON DRIVE, CAMERON PARK, CA         1760                                         0
                                    95682
------------------------------------------------------------------------------------------------------------------------------------
937.     GEORGE GILLESPIE           P.O. BOX 296, ATHENS,  WV  24712             1763                                         0

------------------------------------------------------------------------------------------------------------------------------------
938.     JUDITH BERNSTEIN           7475 HALF PENNY PLACE, ATLANTA, GA           1766                                         0
                                    30350
------------------------------------------------------------------------------------------------------------------------------------
939.     DONALD JOHNSON             635 THORNTON WAY, ASHLAND,  OR  97520        1772                                         0

------------------------------------------------------------------------------------------------------------------------------------
940.     GREG JELLENEK              3804 PINE GROVE CIRCLE, CHESAPEAKE, VA       1773                                         0
                                    23321
------------------------------------------------------------------------------------------------------------------------------------
941.     KATHY JOHNSON              5149 LINKSLAND DRIVE, HOLLY SPRINGS, NC      1774                                         0
                                    27540
------------------------------------------------------------------------------------------------------------------------------------
942.     STEVEN SERVEY              2815 LEON AVE., NORRISTOWN,  PA  19403       1777                                         0

------------------------------------------------------------------------------------------------------------------------------------
943.     STEVEN VEST                3340 South Trotter Lane, Flagstaff, AZ       1780                                         0
                                    86001
------------------------------------------------------------------------------------------------------------------------------------
944.     JOHN STAVRAKIS             5202 GLENBROOK DRIVE, VIENNA, WV 26105       1782                                         0

------------------------------------------------------------------------------------------------------------------------------------
945.     JOSE MARIN                 8635 SW LEAHY RD, PORTLAND, OR 97225         1784                                         0

------------------------------------------------------------------------------------------------------------------------------------
946.     MICHAEL JOHNSON            2768 TORONJA WAY, SACRAMENTO, CA 95833       1789                                         0

------------------------------------------------------------------------------------------------------------------------------------
947.     STACY METZGER              3231 CIRCLE CREST DRIVE, FOREST GROVE,       1793                                         0
                                    OR  97116
------------------------------------------------------------------------------------------------------------------------------------
948.     KEVIN LENAHAN              4644 S.E. 28TH STREET, TOPEKA, KS 66605      1802                                         0

------------------------------------------------------------------------------------------------------------------------------------
949.     JOHN LIS                   1358 RANSOM RD., RIVERSIDE, CA 92506         1805                                         0

------------------------------------------------------------------------------------------------------------------------------------
950.     MARC NELSON                55 CAMEO DRIVE, CHERRY HILL, NJ 08003        1807                                         0

------------------------------------------------------------------------------------------------------------------------------------
951.     FRANKLIN MICHELSON         14 HEMPTOR ROAD, NEW CITY, NY 10956          1810                                         0

------------------------------------------------------------------------------------------------------------------------------------
952.     DOUGLAS CASSIDY            7 CRANDEL COURT, POQUASON, VA 23662          1811                                         0

------------------------------------------------------------------------------------------------------------------------------------
953.     ROBERT TOVEY               5466 N. FIGARDEN DRIVE,  APT.                1815                                         0
                                    #238, FRESNO,  CA  93722
------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
954.     DAVID AYCOCK               120 EAST PHIFER STREET, MONROE, NC 28110     1821                                         0

------------------------------------------------------------------------------------------------------------------------------------
955.     STEVEN CHADO               8210 SKIPWITH DRIVE, FREDERICK,  MD  21702   1823                                         0

------------------------------------------------------------------------------------------------------------------------------------
956.     MICHAEL BAUMANN            5934 W. BEECH CT., VISALIA,  CA  93277       1826                                         0

------------------------------------------------------------------------------------------------------------------------------------
957.     RALPH SUFFOLK              101 TOWNE HOUSE CIRCLE, FAYETTEVILLE,        1830                                         0
                                    NY  13066
------------------------------------------------------------------------------------------------------------------------------------
958.     REGINA DEVITO              3070 TOWN CENTER ROAD, BALDWINSVILLE,        1831                                         0
                                    NY  13027
------------------------------------------------------------------------------------------------------------------------------------
959.     BENJAMIN KLEINE            492 N. CALLE ELSEGNEDUO, PALM SPRINGS,       1832                                         0
                                    CA  92262
------------------------------------------------------------------------------------------------------------------------------------
960.     STEVEN CHADO               8210 SKIPWITH DRIVE, FREDERICK,  MD  21702   1833                                         0

------------------------------------------------------------------------------------------------------------------------------------
961.     STEVEN DECKER              210 SUNCREST RD. #4, TALENT,  OR  97540      1834                                         0

------------------------------------------------------------------------------------------------------------------------------------
962.     ROBERT VITITOW             43 DAVIS STREET, BINGHAMTON,  NY  13905      1835                                         0

------------------------------------------------------------------------------------------------------------------------------------
963.     LAWRENCE WANG              1521 IIWACO AVE. NE, RENTON,  WA  98059      1838                                         0

------------------------------------------------------------------------------------------------------------------------------------
964.     BARRY MAST                 1240 E. AVE. SOUTH APT. 216, PALMDALE,       1840                                         0
                                    CA  93550
------------------------------------------------------------------------------------------------------------------------------------
965.     DAVID TANG                 2380 HAVERSHAM CLOSE, VIRGINIA BEACH,        1841                                         0
                                    VA  23454
------------------------------------------------------------------------------------------------------------------------------------
966.     RONALD BRAKE               3505 BURNLEY DRIVE, CLEMMONS, NC 27012       1842                                         0

------------------------------------------------------------------------------------------------------------------------------------
967.     SUSAN GLAD                 764 W. GRANT,  P.O. BOX 114, CARLTON,        1843                                         0
                                    OR  97111
------------------------------------------------------------------------------------------------------------------------------------
968.     MARC NELSON                55 CAMEO DRIVE, CHERRY HILL, NJ 08003        1844                                         0

------------------------------------------------------------------------------------------------------------------------------------
969.     PAUL NIENABER              4200 REDWING CIRCLE, WINSTON SALEM, NC       1849                                         0
                                    27106
------------------------------------------------------------------------------------------------------------------------------------
970.     STEVEN CHADO               8210 SKIPWITH DRIVE, FREDERICK, MD 21702     1850                                         0

------------------------------------------------------------------------------------------------------------------------------------
971.     BRIAN HIGA                 40206 VIA SENORA, MURIETA,  CA  92562        1853                                         0

------------------------------------------------------------------------------------------------------------------------------------
972.     STEPHEN KARAN              47670 DESERT SAGE COURT, PALM DESERT,        1859                                         0
                                    CA  92260
------------------------------------------------------------------------------------------------------------------------------------
973.     SUSAN SAWYER               10 LA TORRE DRIVE, PHILIPS RANCH,  CA        1862                                         0
                                    91766
------------------------------------------------------------------------------------------------------------------------------------
974.     CATHERINE MORSE            18 GETTYSBURG DRIVE, VOORHEES, NJ 08043      1869                                         0

------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
975.     CHARLES METZLER            BOX 427, RODMAN,  NY  13682                  1871                                         0

------------------------------------------------------------------------------------------------------------------------------------
976.     PHILLIP POLSTER            725 W. MULBERRY AVENUE, PORTERVILLE, CA      1877                                         0
                                    93257
------------------------------------------------------------------------------------------------------------------------------------
977.     WILLIAM LYNASS             2575 SIXTEENTH STREET, NORTH BEND,  OR       1880                                         0
                                    97459
------------------------------------------------------------------------------------------------------------------------------------
978.     CLINTON PON                8925 LAGUNA PLACE WAY, ELK GROVE,  CA        1881                                         0
                                    95758
------------------------------------------------------------------------------------------------------------------------------------
979.     JOHN KUROVSKY              307 CHURCH ROAD, MOUNTAINTOP, PA 18707       1884                                         0

------------------------------------------------------------------------------------------------------------------------------------
980.     DEBRA BOSHINSKI            363 OLD STAGE RD., LEWISBERRY,  PA  17339    1886                                         0

------------------------------------------------------------------------------------------------------------------------------------
981.     JERRY HENSEL               6 MULBERRY CT, SELINSGROVE,  PA  17870       1887                                         0

------------------------------------------------------------------------------------------------------------------------------------
982.     JOHN HAESEKER              4285 RAMBLEWOOD DRIVE, CO SPRINGS,  CO       1896                                         0
                                    80920
------------------------------------------------------------------------------------------------------------------------------------
983.     JEFFERY LING               13719 DAMIAN ST, CERRITOS,  CA               1899                                         0
                                    90703-2338
------------------------------------------------------------------------------------------------------------------------------------
984.     RUSSELL NG                 1120 LANCASTER WAY, SACRAMENTO, CA 95822     1903                                         0

------------------------------------------------------------------------------------------------------------------------------------
985.     STEVEN CHADO               8210 SKIPWITH DRIVE, FREDERICK, MD 21702     1904                                         0

------------------------------------------------------------------------------------------------------------------------------------
986.     STEVEN KLEEN               28841 LORIE VALLEY LANE, MENIFEE, CA         1912                                         0
                                    92584
------------------------------------------------------------------------------------------------------------------------------------
987.     JAMES ESPINOSA             31470 DUNLAP BLVD, YUCAIPA, CA 92399          282                                         0

------------------------------------------------------------------------------------------------------------------------------------
988.     M. LEANNE HOWARD           987 PEPPER VILLA COURT, EL CAJON, CA         1917                                         0
                                    92021
------------------------------------------------------------------------------------------------------------------------------------
989.     DONNA KATZ                 19500 N.E. JAQUITH RD., NEWBERG, OR          1920                                         0
                                    97132
------------------------------------------------------------------------------------------------------------------------------------
990.     MARC NELSON                55 CAMEO DRIVE, CHERRY  HILL, NJ 08003       1921                                         0

------------------------------------------------------------------------------------------------------------------------------------
991.     DANIEL ENG                 5625 BERYL AVENUE, ALTA LOMA, CA 91737       1922                                         0

------------------------------------------------------------------------------------------------------------------------------------
992.     BILL LUSK                  P O BOX 1348, GUILDERLAND, NY 12084          1940                                         0

------------------------------------------------------------------------------------------------------------------------------------
993.     KHANH VAN LE               2360 CREEKSIDE RUN, CHINO HILLS, CA          1941                                         0
                                    91709
------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
994.     STEVEN WOOD                4948 MOSHER DRIVE, STOCKTON, CA 95212        1963                                         0

------------------------------------------------------------------------------------------------------------------------------------
995.     GREG JELLENEK              3804 PINE GROVE CIRCLE, CHESAPEAKE, VA       1969                                         0
                                    23321
------------------------------------------------------------------------------------------------------------------------------------
996.     TRANG NGUYEN               2897 HOPYARD RD., PLEASANTON, CA 94588       1972                                         0

------------------------------------------------------------------------------------------------------------------------------------
997.     MICHAEL BRATTI             222 PEARL ST, CORNING, NY 14830              1976                                         0

------------------------------------------------------------------------------------------------------------------------------------
998.     MARC NELSON                55 CAMEO DRIVE, CHERRY HILL, NJ 08003        1977                                         0

------------------------------------------------------------------------------------------------------------------------------------
999.     MARK HARDER                3620 MENLOW DR, TURLOCK,  CA  95382          1983                                         0

------------------------------------------------------------------------------------------------------------------------------------
1000.    BRANDON LESUEUR            9435 BRIDGE CREEK LANE, NEWCASTLE,  CA       1988                                         0
                                    95658
------------------------------------------------------------------------------------------------------------------------------------
1001.    JAMES CUTLER               1340 AUBURN ST., UPLAND,  CA  91784          1992                                         0

------------------------------------------------------------------------------------------------------------------------------------
1002.    GEORGE MITSOGLOU           36 CUMBERLAND AVENUE, PLATTSBURGH,  NY       1994                                         0
                                    12901-1815
------------------------------------------------------------------------------------------------------------------------------------
1003.    BILL LUSK                  P O BOX 1348, GUILDERLAND,  NY  12084        1997                                         0

------------------------------------------------------------------------------------------------------------------------------------
1004.    CURTIS NAGEL               3514 MAYFAIR, FRESNO,  CA  93703             2001                                         0

------------------------------------------------------------------------------------------------------------------------------------
1005.    ARMANDO TAPIA              9420 BENBOW DRIVE, GILROY, CA 95020          2002                                         0

------------------------------------------------------------------------------------------------------------------------------------
1006.    MARC NELSON                55 CAMEO DRIVE, CHERRY  HILL, NJ 08003       2003                                         0

------------------------------------------------------------------------------------------------------------------------------------
1007.    ARNOLDO BOWERY             705 APPLEWOOD ST., KANNAPOLIS, NC 28081      2005                                         0

------------------------------------------------------------------------------------------------------------------------------------
1008.    TERRY WALKER               918 ROZA VISTA RD., PROSSER, WA 99305        2007                                         0

------------------------------------------------------------------------------------------------------------------------------------
1009.    STEPHANIE ATTIG            21 HILLSIDE DRIVE, PINE GROVE, PA 17963      2023                                         0

------------------------------------------------------------------------------------------------------------------------------------
1010.    ANGELA ABE                 2025 DURANT AV #102, BERKELEY, CA 94704      2025                                         0

------------------------------------------------------------------------------------------------------------------------------------
1011.    MYLINH TRAN                181 CHERRYBROOK LANE, IRVINE, CA 82618       2028                                         0

------------------------------------------------------------------------------------------------------------------------------------
1012.    RUSSELL HORN               2860 SHANTEAL PL, MEDFORD, OR 97504          2029                                         0

------------------------------------------------------------------------------------------------------------------------------------
1013.    ADELL IBRAHIM              3030 PARK AVE. STE 40, MERCED, CA 95349      2030                                         0

------------------------------------------------------------------------------------------------------------------------------------
1014.    MONIKA CHUGH               38895 RIVERBANK TERRACE, FREMONT, CA         2031                                         0
                                    94536
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
1015.    ROD GILLILAND              2678 LEE ST, SIMI VALLEY, CA  93065          2032                                         0

------------------------------------------------------------------------------------------------------------------------------------
1016.    MARK BROWN                 #9 WOODHAVEN DR, HUNTINGTON, WV  25701       2036                                         0

------------------------------------------------------------------------------------------------------------------------------------
1017.    STEPHEN CREVISTON          3520 43RD AVE SE, OLYMPIA, WA  98501         2037                                         0

------------------------------------------------------------------------------------------------------------------------------------
1018.    ODETTE CHANG               381 COLLINS APT. 8, MERCED, CA  95348        2039                                         0

------------------------------------------------------------------------------------------------------------------------------------
1019.    STEVEN CIPPARONE           27 REGENCY PLACE, VOORNESS, NJ  08043        2040                                         0

------------------------------------------------------------------------------------------------------------------------------------
1020.    JOHN MCDONALD              14253 Mediatrice Lane, San Diego, CA         2044                                         0
                                    92129
------------------------------------------------------------------------------------------------------------------------------------
1021.    MARK HARDER                3620 MENLOW DR, TURLOCK, CA  95382           2048                                         0

------------------------------------------------------------------------------------------------------------------------------------
1022.    VANESSA KOJIMA             650 WHITNEY RANCH DRIVE, APT.                2050                                         0
                                    1011, HENDERSON, NV  89014
------------------------------------------------------------------------------------------------------------------------------------
1023.    RALPH WILSON               25 ORCHARD DRIVE, QUEENSBURY, NY  12804      2056                                         0

------------------------------------------------------------------------------------------------------------------------------------
1024.    JIM YARBOROUGH             1398 KILDAIRE FARM RD, CARY, NC  27511       2058                                         0

------------------------------------------------------------------------------------------------------------------------------------
1025.    CHARLES LEKITES            11005 STEEPLE DRIVE, EAGLE RIVER, AK         2070                                         0
                                    99577
------------------------------------------------------------------------------------------------------------------------------------
1026.    CHARLES LEKITES            11005 STEEPLE DRIVE, EAGLE RIVER, AK         2071                                         0
                                    99577
------------------------------------------------------------------------------------------------------------------------------------
1027.    KEVIN BERG                 3161 LAZY EIGHT COURT (POB                   2074                                         0
                                    874686), WASILLA, AK  99687-4686
------------------------------------------------------------------------------------------------------------------------------------
1028.    TOM THOMASON               20120 Pine Brook Blvd., BEND, OR 97702       2075                                         0

------------------------------------------------------------------------------------------------------------------------------------
1029.    SIMON ZMYSLINSKI           1342 ORANGE GROVE CIRLCE, CORONA, CA         2077                                         0
                                    91719
------------------------------------------------------------------------------------------------------------------------------------
1030.    SCOTT SWANSON              9582 HAMILTON AVE., HUNTINGTON BEACH,        2082                                         0
                                    CA  92647
------------------------------------------------------------------------------------------------------------------------------------
1031.    PHILIP OWSLEY              150 N SWEETGRASS, BOZEMAN, MT  59715         2084                                         0

------------------------------------------------------------------------------------------------------------------------------------
1032.    MORRIS LAMONSOFF           36993 COUNTY RD 46, THERESA, NY  13691       2092                                         0

------------------------------------------------------------------------------------------------------------------------------------
1033.    BILL LUSK                  P O BOX 1348, GUILDERLAND, NY  12084         2093                                         0

------------------------------------------------------------------------------------------------------------------------------------
1034.    CATHERINE CURRIE           11150 CAMINITO VISTA PACIFICA, SAN           2094                                         0
                                    DIEGO, CA  92131
------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
1035.    DEBORAH HUSSON             600 CYPRESS STREET, LANSDALE, PA  19446      2096                                         0

------------------------------------------------------------------------------------------------------------------------------------
1036.    BILL LUSK                  P O BOX 1348, GUILDERLAND, NY  12084         2097                                         0

------------------------------------------------------------------------------------------------------------------------------------
1037.    JOSEPH HORNE               1539 VIA ROSA, ROBLES, CA  93446             2099                                         0

------------------------------------------------------------------------------------------------------------------------------------
1038.    MARTIN COHEN               48 TWINVIEW DR., WAPPINGERS FALLS, NY        2104                                         0
                                    12590
------------------------------------------------------------------------------------------------------------------------------------
1039.    DEBORAH WARD               366 RIVER FLOW DR, RENO, NV  89512           2106                                         0

------------------------------------------------------------------------------------------------------------------------------------
1040.    MARC NELSON                55 CAMEO DRIVE, CHERRY  HILL, NJ 08003       2108                                         0

------------------------------------------------------------------------------------------------------------------------------------
1041.    MARC NELSON                55 CAMEO DRIVE, CHERRY  HILL, NJ 08003       2109                                         0

------------------------------------------------------------------------------------------------------------------------------------
1042.    GENE MAH                   28151 BLUEBELL DRIVE, LAGUNA NIGEL, CA       2110                                         0
                                    92677
------------------------------------------------------------------------------------------------------------------------------------
1043.    KYE MANSFIELD              6571 MILL CREEK CIRCLE, BIRMINGHAM, AL       2111                                         0
                                    35242
------------------------------------------------------------------------------------------------------------------------------------
1044.    STEVEN KERR                3139 EAST DOLPIN AVE., MESA, AZ 85204        2112                                         0

------------------------------------------------------------------------------------------------------------------------------------
1045.    LEONARD MUSCOLINO          712 WEST LEWIS AVE, PHOENIX, AZ  85007       2113                                         0

------------------------------------------------------------------------------------------------------------------------------------
1046.    PATRICIA CARUSO            17 CYPRESS POINT, CLIFTON PARK, NY           2116                                         0
                                    12065
------------------------------------------------------------------------------------------------------------------------------------
1047.    ISIDORE SOL                1 Tiffany Cir, Millbury, MA  01527           2118                                         0

------------------------------------------------------------------------------------------------------------------------------------
1048.    ED LAUBACH                 118 PEARLGRASS CT., ST. RAMON, CA            2119                                         0
                                    94583
------------------------------------------------------------------------------------------------------------------------------------
1049.    JAMIE JORDAN               9854 S. ROSEMONT AVE. # 5206, LONE TREE,     2125                                         0
                                    CO  80124
------------------------------------------------------------------------------------------------------------------------------------
1050.    LIANE CASUGA HAYASHI       1020 AOLOA PLACE, #205A, KAILUA, HI          2126                                         0
                                    96734
------------------------------------------------------------------------------------------------------------------------------------
1051.    JOHN MEINHOLD              P.O. BOX 5271, PORTSMOUTH, NH  03802         2130                                         0

------------------------------------------------------------------------------------------------------------------------------------
1052.    KEVIN LENAHAN              4644 S.E. 28TH STREET, TOPEKA, KS            2131                                         0
                                    66605
------------------------------------------------------------------------------------------------------------------------------------
1053.    SARIT CATCHATOORIAN        8929 LEITRIM CT., CHARLOTTE, NC  28277       2134                                         0

------------------------------------------------------------------------------------------------------------------------------------
1054.    BILL LUSK                  P O BOX 1348, GUILDERLAND, NY  12084         2135                                         0

------------------------------------------------------------------------------------------------------------------------------------
1055.    DAVID TANG                 2380 HAVERSHAM CLOSE, VIRGINIA BEACH,        2136                                         0
                                    VA  23454
------------------------------------------------------------------------------------------------------------------------------------



  #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                          CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
1056.    RICH MACKOWSKY             100 CUVASION CT., APEX, NC  27502            2137                                         0

------------------------------------------------------------------------------------------------------------------------------------
1057.    MARC TURCO                 131 HOWARD STREET, SAUGUS, MA  01906         2139                                         0

------------------------------------------------------------------------------------------------------------------------------------
1058.    MARC NELSON                55 CAMEO DRIVE, CHERRY  HILL, NJ  08003      2141                                         0

------------------------------------------------------------------------------------------------------------------------------------
1059.    SANDRA SAWA                6 BENTLEY STREET, 2ND FLOOR, SALEM, MA       2142                                         0
                                    01970
------------------------------------------------------------------------------------------------------------------------------------
1060.    TRACEY GEORGE              209 SCOTT STREET, WILKES-BARRE, PA  18702    2145                                         0

------------------------------------------------------------------------------------------------------------------------------------
1061.    TED BELHUMEUR              909 MEADOW LANE, SCHENECTADY, NY  12309      2146                                         0

------------------------------------------------------------------------------------------------------------------------------------
1062.    HEIDI BROTT                5522 PROSPECT DRIVE, MISSOULA, MT  59801     2147                                         0

------------------------------------------------------------------------------------------------------------------------------------
1063.    RAYMUNDO MENDOZA           5468 AVENIDA FIESTA, LA JOLLA, CA  92037     2150                                         0

------------------------------------------------------------------------------------------------------------------------------------
1064.    BILL LUSK                  P O BOX 1348, GUILDERLAND, NY  12084         2152                                         0

------------------------------------------------------------------------------------------------------------------------------------
1065.    RAMESH PATEL               3880 ANCROFT CIRCLE, NORCROSS, GA  30092     2154                                         0

------------------------------------------------------------------------------------------------------------------------------------
1066.    MICHAEL KATZ               73 IVY LANE, LIDO BEACH, NY  11561           2156                                         0

------------------------------------------------------------------------------------------------------------------------------------
1067.    NANCY STAROSCIAK           5 SURREY DR  P O BOX 1132, LAKEVILLE,        2157                                         0
                                    MA  02347
------------------------------------------------------------------------------------------------------------------------------------
1068.    LINH NGUYEN                231 Dixon Landing Rd. # 134, Milipita,       2161                                         0
                                    CA  95035
------------------------------------------------------------------------------------------------------------------------------------
1069.    ANDREW STACK               9 OAK HILL LN, WOODBRIDGE, CT  06525         2163                                         0

------------------------------------------------------------------------------------------------------------------------------------
1070.    HOWARD KASS                16 HEMLOCK LANE, PENNELLVILLE, NY  13132     2166                                         0

------------------------------------------------------------------------------------------------------------------------------------
1071.    JEANETTE JEZICK            4 LYNCH RD, LEBANON, CT  06249               2170                                         0

------------------------------------------------------------------------------------------------------------------------------------
1072.    ISAAC BAK                  7347 ROOSEVELT BLVD, PHILADELPHIA, PA        2171                                         0
                                    19152
------------------------------------------------------------------------------------------------------------------------------------
1073.    DONALD LEAKE               11929 HANDRICH DRIVE, SAN DIEGO, CA          2177                                         0
                                    92131
------------------------------------------------------------------------------------------------------------------------------------
1074.    GERALD GEIST               214 QUARRY ROAD, SELINSGROVE, PA  17870      2185                                         0

------------------------------------------------------------------------------------------------------------------------------------
1075.    STEVEN WILSON              2260 ASHLEY BROOKE, WENATCHEE, WA  98801     2187                                         0

------------------------------------------------------------------------------------------------------------------------------------
1076.    VINH DANG                  P. O. Box 70063, Reno, NV  89570             2189                                         0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
1077.    KARRIN VALLIN              1960 7TH AV, SACRAMENTO, CA  95818           2190                                         0

------------------------------------------------------------------------------------------------------------------------------------
1078.    JEANNETTE LIU              113 ESWORTHY PLACE, NORTH POTOMAC, MD        2194                                         0
                                    29878
------------------------------------------------------------------------------------------------------------------------------------
1079.    MARC NELSON                55 CAMEO DRIVE, CHERRY  HILL, NJ  08003      2195                                         0

------------------------------------------------------------------------------------------------------------------------------------
1080.    JILL BRADLEY               327 NEW WHITFIELD ST., GUILFORD, CT          2200                                         0
                                    06437
------------------------------------------------------------------------------------------------------------------------------------
1081.    SHELDON KEYSER             2310 VELVET RIDGE, OWINGS MILLS, MD          2205                                         0
                                    21117
------------------------------------------------------------------------------------------------------------------------------------
1082.    MARC LENZEN                3822 VISTA AZUL, SAN CLEMENTE, CA  92672     2206                                         0

------------------------------------------------------------------------------------------------------------------------------------
1083.    JAMES ANDREWS              271 PROSPECT AVENUE, LONG BEACH, CA          2218                                         0
                                    90803
------------------------------------------------------------------------------------------------------------------------------------
1084.    SUSAN MILLER               3628 LOWELL, DENVER, CO  80211               2223                                         0

------------------------------------------------------------------------------------------------------------------------------------
1085.    JOHN ROSS                  34 PRISCILLA ROAD, SO EASTON, MA             2227                                         0
                                    02375-1524
------------------------------------------------------------------------------------------------------------------------------------
1086.    PATRICIA YOUNGQUIST        186 LANDSDOWNE LANE, CHESHIRE, CT            2232                                         0
                                    06410
------------------------------------------------------------------------------------------------------------------------------------
1087.    CYNTHIA HAUSCHILD          3825 HIGHLAND AVE., SKANEATELES, NY          2234                                         0
                                    13152
------------------------------------------------------------------------------------------------------------------------------------
1088.    STEVE PREVISICH            21372 BROOKHURST STREET, #432,               2242                                         0
                                    HUNTINGTON BEACH, CA  92646
------------------------------------------------------------------------------------------------------------------------------------
1089.    ROBERT JOHNSTON            413 PRIMROSE WAY, OCEANSIDE, CA  92057       2245                                         0

------------------------------------------------------------------------------------------------------------------------------------
1090.    MARY MATHIAS               5 Bessom St,. UNT# F128, Marblehead, MA      2246                                         0
                                    01945
------------------------------------------------------------------------------------------------------------------------------------
1091.    SCOTT SMITH                1910 MISTY WATER CT., APEX, NC  27502        2247                                         0

------------------------------------------------------------------------------------------------------------------------------------
1092.    VIRGIL DON HOLLAND         P.O. Box 2298, ORANGE, CA  92859             2251                                         0

------------------------------------------------------------------------------------------------------------------------------------
1093.    EUGENE LUND                241 DALE RD, BARTO, PA  19504                2252                                         0

------------------------------------------------------------------------------------------------------------------------------------
1094.    LOUISTARTAGLIA             4514 LA CUENTA DRIVE, SAN DIEGO, CA          2253                                         0
                                    92124
------------------------------------------------------------------------------------------------------------------------------------
1095.    SANDRA KROKOS              201 LAKE VISTA CT, DRUMS, PA  18201          2255                                         0

------------------------------------------------------------------------------------------------------------------------------------
1096.    TRICIA ZHANG               4553 NORTH CHELSEA LANE, BETHESDA, MD        2258                                         0
                                    20814
------------------------------------------------------------------------------------------------------------------------------------
1097.    BILL LUSK                  P O BOX 1348, GUILDERLAND, NY  12084         2262                                         0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
1098.    JAMES JOHNSON              51  SPRING MEADOW LANE, READING, PA          2263                                         0
                                    19606
------------------------------------------------------------------------------------------------------------------------------------
1099.    BILL LUSK                  P O BOX 1348, GUILDERLAND, NY  12084         2264                                         0

------------------------------------------------------------------------------------------------------------------------------------
1100.    JESSICA HEINKE             251 CORNELSON DRIVE, GREER, SC  29651        2265                                         0

------------------------------------------------------------------------------------------------------------------------------------
1101.    SCOTT HULTMAN              8504 N. SIERRA VISTA AVE., FRESNO, CA        2277                                         0
                                    93270
------------------------------------------------------------------------------------------------------------------------------------
1102.    SPENCER LAU                433 SAINT EMILION COURT, MOUNTAIN VIEW,      2280                                         0
                                    CA  94043
------------------------------------------------------------------------------------------------------------------------------------
1103.    SUSAN DEVINE               31 WATCHHAUG RD, SOMERS, CT  06071           2282                                         0

------------------------------------------------------------------------------------------------------------------------------------
1104.    STUART WEINBAUM            123 D BRITTANY FARM RD, NEW BRITIAN, CT      2284                                         0
                                    06053
------------------------------------------------------------------------------------------------------------------------------------
1105.    ANDREW MULLIGAN            3 HYANIS COURT, MOUNT SINAI, NY              2286                                         0
                                    11766-1809
------------------------------------------------------------------------------------------------------------------------------------
1106.    EUNMI CHAE                 165-B CASUDA CANYON DRIVE, MONTERY PARK,     2288                                         0
                                    CA  91754
------------------------------------------------------------------------------------------------------------------------------------
1107.    JOHN CLARK                 2952 WEST CANYON AVE, SAN DIEGO, CA          2291                                         0
                                    92123
------------------------------------------------------------------------------------------------------------------------------------
1108.    STEVEN MORIYASU            297 S. MARENGO AVE. APT 204, PASADENA,       2292                                         0
                                    CA  91101
------------------------------------------------------------------------------------------------------------------------------------
1109.    CELESTE PINKHAM            4934 COLDWATER CANYON AVE. #                 2297                                         0
                                    115, SHERMAN OAKS, CA  91423
------------------------------------------------------------------------------------------------------------------------------------
1110.    NANCY LOVELAND             6 SCOTT LANE, CROMWELL, CT  06416-1235       2299                                         0

------------------------------------------------------------------------------------------------------------------------------------
1111.    PATRICK FLORES             4807 VALLEY VIEW BLVD, ROANOKE, VA  24012    2312                                         0

------------------------------------------------------------------------------------------------------------------------------------
1112.    STANLEY SATO               1548 GLEN AVENUE, WAHIAWA, HI  96786         2314                                         0

------------------------------------------------------------------------------------------------------------------------------------
1113.    TIMOTHY KALE               P.O. BOX  1084, KAILUA KONA, HI  96740       2321                                         0

------------------------------------------------------------------------------------------------------------------------------------
1114.    DEREK GUARINO              85 MARSHALAND STREET, HAVERHILL, MA          2330                                         0
                                    01830
------------------------------------------------------------------------------------------------------------------------------------
1115.    STUART WEINBAUM            123 D BRITTANY FARM RD, NEW BRITIAN, CT      2331                                         0
                                    06053
------------------------------------------------------------------------------------------------------------------------------------
1116.    MARY MATHIAS               5 Bessom St,. UNT# F128, Marblehead, MA      2341                                         0
                                    01945
------------------------------------------------------------------------------------------------------------------------------------
1117.    KARL OHLSSON               1380 CHURCHILL WAY, MARIETTA, GA  30062      2360                                         0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
1118.    ALFRED BLANCHARD           2 Cherry Hill CT, Farmington, CT  06032      2371                                         0

------------------------------------------------------------------------------------------------------------------------------------
1119.    KENNETH CHRISTOPHER        7345 APLIN STREET, HIGHLAND, CA  92346       2401                                         0

------------------------------------------------------------------------------------------------------------------------------------
1120.    STEVEN CHADO               8210 SKIPWITH DRIVE, FREDERICK, MD  21702    2438                                         0

------------------------------------------------------------------------------------------------------------------------------------
1121.    ANDY CHAMPION              10 SPRINGFIELD WAY, ARDEN, NC  28704         2440                                         0

------------------------------------------------------------------------------------------------------------------------------------
1122.    OLESSIA BUTENKO            303 2ND STREET, FAYETTEVILLE, NY  13066      2444                                         0

------------------------------------------------------------------------------------------------------------------------------------
1123.    HOU LEONG                  PO BOX 4727, SALINAS, CA  93912              2458                                         0

------------------------------------------------------------------------------------------------------------------------------------
1124.    SHAYNE SHERIDAN            3993 CLUB HOUSE CT 2H, HIGHPOINT, NC         2472                                         0
                                    27265
------------------------------------------------------------------------------------------------------------------------------------
1125.    GRANT MIYASHIRO            325 E. MAKAALA STREET, SUITE 101, HILO,      2473                                         0
                                    HI  96720
------------------------------------------------------------------------------------------------------------------------------------
1126.    PAUL WESLING               4085 ROSENDA CT. # 269, SAN DIEGO, CA        2479                                         0
                                    92122
------------------------------------------------------------------------------------------------------------------------------------
1127.    KIMBERRY LA                1254 West Browning Way, Chandler, AZ         2482                                         0
                                    85248
------------------------------------------------------------------------------------------------------------------------------------
1128.    MICHAEL LONG               1436 OAKCREED LANE, VISTA, CA  92083         2494                                         0

------------------------------------------------------------------------------------------------------------------------------------
1129.    MYDUNG TRUONG              15521 SANDUSKY LANE, WESTMININSTR, CA        2495                                         0
                                    92683
------------------------------------------------------------------------------------------------------------------------------------
1130.    MARC NELSON                55 CAMEO DRIVE, CHERRY HILL, NJ  08003       2497                                         0

------------------------------------------------------------------------------------------------------------------------------------
1131.    WILLIAM LIMON              585 FRESNO AVE., MORRO BAY, CA  93442        2507                                         0

------------------------------------------------------------------------------------------------------------------------------------
1132.    ROBERT KUEHNER             P O BOX 9036, PHOENIX, AZ  85068             2512                                         0

------------------------------------------------------------------------------------------------------------------------------------
1133.    SAMIA IDRIS                12725 ETRIS RD., ROSWELL, GA  30075          2513                                         0

------------------------------------------------------------------------------------------------------------------------------------
1134.    BRETT BOWMAN               21897 BAHAMAS, MISSION VIEJO, CA  92692      2517                                         0

------------------------------------------------------------------------------------------------------------------------------------
1135.    LISA MATSUI                2572 SAN SABA ST, TUSTIN, CA  92782          2523                                         0

------------------------------------------------------------------------------------------------------------------------------------
1136.    BRENT MITSUUCHI            1125 WOOD RD, OXNARD, CA  93033              2526                                         0

------------------------------------------------------------------------------------------------------------------------------------
1137.    SHAHRZAD SHAHRAIARY        2001 E. CROSS AV #27, TULARE, CA  93274      2536                                         0

------------------------------------------------------------------------------------------------------------------------------------
1138.    KELSEY JEWETT              4767 ROCKY RIDGE CT, REDDING, CA  96001      2537                                         0

------------------------------------------------------------------------------------------------------------------------------------
1139.    JAMES EDDLEMAN, JR.        P O BOX 50908, IRVINE, CA  92619-0908        2546                                         0

------------------------------------------------------------------------------------------------------------------------------------
1140.    JOHN WARD WALKER           P.O. BOX 855, WINDSOR, CA  95492             2553                                         0

------------------------------------------------------------------------------------------------------------------------------------




 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
1141.    PATRICK MILBURN            P.O. BOX 441, ARROYO GRANDE, CA  93421       2556                                         0

------------------------------------------------------------------------------------------------------------------------------------
1142.    ROBERT SMITH               2300 WHITE LANE, BAKERSFIELD, CA  93304      2557                                         0

------------------------------------------------------------------------------------------------------------------------------------
1143.    ROBIN AYERS                16 HOMEWOOD DR, LYNCHBURG, VA  24502         2565                                         0

------------------------------------------------------------------------------------------------------------------------------------
1144.    ESTHER MELE                305 ELM TREE DRIVE, MARTINSBURG, WV          2566                                         0
                                    25401
------------------------------------------------------------------------------------------------------------------------------------
1145.    PAT NGUYEN                 17914 HARVEST AVE., CERRITOS, CA  90703      2568                                         0

------------------------------------------------------------------------------------------------------------------------------------
1146.    IVAN LEE                   136 OLD YORK RD. APT A-2, BRIDGEWATER,       2569                                         0
                                    NJ 08807
------------------------------------------------------------------------------------------------------------------------------------
1147.    DAVID WELLS                1104 NEW DOVER ROAD, APEX, NC 27502         2580                                          0

------------------------------------------------------------------------------------------------------------------------------------
1148.    SCOTT FONG                 7746 RIVER GROVE CIRCLE, SACRAMENTO, CA      2598                                         0
                                    95831
------------------------------------------------------------------------------------------------------------------------------------
1149.    CURTIS JOHN LEE            7 SANTA EUGENIA, IRVINE, CA  92606           2609                                         0

------------------------------------------------------------------------------------------------------------------------------------
1150.    MARK BROWN                 #9 WOODHAVEN DR, HUNTINGTON, WV  25701       2610                                         0

------------------------------------------------------------------------------------------------------------------------------------
1151.    CARRIE KUBOTA              1995 TAMARACK STREET, WESTLAKE VILLAGE,      2621                                         0
                                    CA  91361
------------------------------------------------------------------------------------------------------------------------------------
1152.    TINA TSAI                  105 SKYVIEW WAY, SAN FRANCISCO, CA  94131    2648                                         0

------------------------------------------------------------------------------------------------------------------------------------
1153.    INGRID FARINAS             2451 WOODHILL DR., BAYPOINT, CA  94565       2697                                         0

------------------------------------------------------------------------------------------------------------------------------------
1154.    JIM KERNODLE               3900 Marchester Way, Apt 1H, GREENSBORO,     2704                                         0
                                    NC  27407
------------------------------------------------------------------------------------------------------------------------------------
1155.    ROBERT HARTSELL            P.O. BOX 522, WILLIAMSTON, NC  27892         2730                                         0

------------------------------------------------------------------------------------------------------------------------------------
1156.    TARA PARNELL               6017 SPIKERUSH TRAIL, SOUTHPORT, NC          2772                                         0
                                    28461
------------------------------------------------------------------------------------------------------------------------------------
1157.    DIANA MAH                  3963 LOIS STREET, WINSTON-SALEM, NC          2793                                         0
                                    27127
------------------------------------------------------------------------------------------------------------------------------------
1158.    RICHARD SHULDINER          29521 CANYON SPRINGS RD, HIGHLAND, CA        2842                                         0
                                    92346
------------------------------------------------------------------------------------------------------------------------------------
1159.    NAHEED KASSAM              4713 LINARA LANE, FUGUAY-VARINA, NC          2845                                         0
                                    27526
------------------------------------------------------------------------------------------------------------------------------------
1160.    JO-ELLEN TOMLINSON         1757 Memorial Lake, EGLIN AFB, FL 32542      6100                                         0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
1161.    DENNIS ALBERT              HC 32 BOX 3400R, WASILLA, AK  99654          6107                                         0

------------------------------------------------------------------------------------------------------------------------------------
1162.    STEVEN CHADO               8210 SKIPWITH DRIVE, FREDERICK, MD           6200                                         0
                                    21702
------------------------------------------------------------------------------------------------------------------------------------
1163.    SHELDON KEYSER             2310 VELVET RIDGE, OWINGS MILLS, MD          6201                                         0
                                    21117
------------------------------------------------------------------------------------------------------------------------------------
1164.    STEVEN CHADO               8210 SKIPWITH DRIVE, FREDERICK, MD           6202                                         0
                                    21702
------------------------------------------------------------------------------------------------------------------------------------
1165.    SPENCER LAU                433 SAINT EMILION COURT, MOUNTAIN VIEW,      6206                                         0
                                    CA  94043
------------------------------------------------------------------------------------------------------------------------------------
1166.    IRA DAVIS                  P.O BOX 281498, MEMPHIS, TN  38168           6207                                         0

------------------------------------------------------------------------------------------------------------------------------------
1167.    ROBERT VAUGHN              219 HIGH ST., APT.N, WESTERLY, RI            2138                                         0
                                    02891
------------------------------------------------------------------------------------------------------------------------------------
1168.    NICOLE BERHOW              1000 E NORTHERN LIGHTS BLVD, ANCHORAGE,      7601                                         0
                                    AK 99508
------------------------------------------------------------------------------------------------------------------------------------
1169.    LARRY COON                 3755 AIRPORT WAY, FAIRBANKS, AK 99709        7603                                         0

------------------------------------------------------------------------------------------------------------------------------------
1170.    MICHAEL BECKERMAN          7701 DEBARR RD, ANCHORAGE, AK 99504          7604                                         0

------------------------------------------------------------------------------------------------------------------------------------
1171.    JOHN RIPLEY                43843 STERLING HWY SUITE 100, SOLDOTNA,      7605                                         0
                                    AK 99669
------------------------------------------------------------------------------------------------------------------------------------
1172.    DAVID ANTONIE              10751 W. Overland, Boise, ID 83079           7606                                         0

------------------------------------------------------------------------------------------------------------------------------------
1173.    DENNIS PITKIN              10169 CRANBERRY COURT, BOISE, ID             7607                                         0
                                    83704 2116
------------------------------------------------------------------------------------------------------------------------------------
1174.    BERNARD CONWAY             16055 SW WALKER RD. # 115, BEAVERTON,        7609                                         0
                                    OR  97006
------------------------------------------------------------------------------------------------------------------------------------
1175.    KEITH MILLER               7667 SE LINCOLN ST., PORTLAND, OR            7611                                         0
                                    97215
------------------------------------------------------------------------------------------------------------------------------------
1176.    ROBERT BEADERSTADT         6132 SW TOWER WAY, PORTLAND, OR              7612                                         0
                                    97221
------------------------------------------------------------------------------------------------------------------------------------
1177.    ROBERT BEADERSTADT         6132 SW TOWER WAY, PORTLAND, OR              7613                                         0
                                    97221
------------------------------------------------------------------------------------------------------------------------------------
1178.    STEVEN MULLINS             2424 CRATER LAKE HWY, MEDFORD, OR            7614                                         0
                                    97501
------------------------------------------------------------------------------------------------------------------------------------
1179.    JAN HURTUBISE              21000 N.W. QUATAMA RD. # 35, BEAVERTON,      7615                                         0
                                    OR  97006
------------------------------------------------------------------------------------------------------------------------------------
1180.    NEAL GARHOFER              1451 HWY 101, WARRENTON, OR 97146            7616                                         0

------------------------------------------------------------------------------------------------------------------------------------


 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
1181.    BERNARD CONWAY             16055 SW WALKER RD. # 115, BEAVERTON,        7617                                         0
                                    OR  97006
------------------------------------------------------------------------------------------------------------------------------------
1182.    ROSILAND HURSH             8955 SE 82ND AVE, PORTLAND, OR 97266         7622                                         0

------------------------------------------------------------------------------------------------------------------------------------
1183.    ERIC BROWN                 3205 SE Taylor, Portland, OR  97214          7623                                         0

------------------------------------------------------------------------------------------------------------------------------------
1184.    JOYCE STAPLES              BOX 72, COOS BAY, OR  97420                  7626                                         0

------------------------------------------------------------------------------------------------------------------------------------
1185.    NEAL GARHOFER              2500 N MAIN ST, TILLAMOOK, OR 97141          7627                                         0

------------------------------------------------------------------------------------------------------------------------------------
1186.    GEORGE LAM                 1101 GRANTS PASS PKWY, GRANTS PASS, OR       7628                                         0
                                    97526
------------------------------------------------------------------------------------------------------------------------------------
1187.    STEPHEN DIPPEL             1300 EAST PARK ST., GRANTS PASS, OR          7629                                         0
                                    97526
------------------------------------------------------------------------------------------------------------------------------------
1188.    ALLISON HARPER             150 NE 20TH ST, NEWPORT, OR 97365            7630                                         0

------------------------------------------------------------------------------------------------------------------------------------
1189.    MICHAEL SAUL               556 EAST  3RD STREET, IDAHO FALLS, ID        7631                                         0
                                    83401
------------------------------------------------------------------------------------------------------------------------------------
1190.    LAWRENCE JONES             365 RENTON CENTER WAY SW STE D, RENTON,      7632                                         0
                                    WA 98058
------------------------------------------------------------------------------------------------------------------------------------
1191.    CHESTER BURY               7250 PACIFIC AVE, TACOMA, WA 98408           7633                                         0

------------------------------------------------------------------------------------------------------------------------------------
1192.    CHESTER BURY               4505 S 19TH ST E SUITE 3, TACOMA, WA         7634                                         0
                                    98405
------------------------------------------------------------------------------------------------------------------------------------
1193.    WILLIAM BUTLER             101 WELLSIAN WAY SUITE I, RICHLAND, WA       7637                                         0
                                    99352
------------------------------------------------------------------------------------------------------------------------------------
1194.    STEVE HOVET                4221 SOUTH 252ND, KENT, WA  98032            7639                                         0

------------------------------------------------------------------------------------------------------------------------------------
1195.    CAROLINA LEE               2237 N. 106TH STREET #236, SEATTLE, WA       7640                                         0
                                    98133
------------------------------------------------------------------------------------------------------------------------------------
1196.    MICHAEL KLINDWORTH         23332 EDMONDS WAY D102, EDMONDS, WA          7641                                         0
                                    98026
------------------------------------------------------------------------------------------------------------------------------------
1197.    JAN HURTUBISE              21000 N.W. QUATAMA RD. # 35, BEAVERTON,      7643                                         0
                                    OR  97006
------------------------------------------------------------------------------------------------------------------------------------
1198.    RICHARD ZOLLER             3184 OCEAN BEACH HWY, LONGVIEW, WA 98632     7644                                         0

------------------------------------------------------------------------------------------------------------------------------------
1199.    VICKY YIM                  9925 STATE AVE, MARYSVILLE, WA 98270         7646                                         0

------------------------------------------------------------------------------------------------------------------------------------
1200.    SAM AHN                    11409 W.E. 80TH ST., NEW CASTLE, WA          7647                                         0
                                    98056
------------------------------------------------------------------------------------------------------------------------------------
1201.    SAPHOL ROS                 17801 108TH AVE SE, RENTON, WA 98055         7648                                         0

------------------------------------------------------------------------------------------------------------------------------------



 #        CONTRACTING COMPANY                ADDRESS OF CO                         DESCRIPTION                           CURE AMOUNT
                                                                                                                          PER VISTA
                                                                                                                           RECORDS
------------------------------------------------------------------------------------------------------------------------------------
1202.    WESLEY ARNDT               4031 KROMER AVE., EVERETT, WA  98021         7649                                         0

------------------------------------------------------------------------------------------------------------------------------------
1203.    DENNIS LEE                 1671 ROCK CREEK RIDGE,  BLVD. SW, NORTH      7650                                         0
                                    BEND, WA  98045
------------------------------------------------------------------------------------------------------------------------------------
1204.    ROMAN HAMASAKI             2009 NW 58TH ST. # 2, SEATTLE, WA 98107      7651                                         0

------------------------------------------------------------------------------------------------------------------------------------
1205.    MAX ARCHER                 2235 CHERAN LOOP NW, OLYMPIA, WA 98502       7652                                         0

------------------------------------------------------------------------------------------------------------------------------------
1206.    RICH MCKINLEY              1601 E. PARKS HWY #C, WASILLA, AK 99654      7653                                         0

------------------------------------------------------------------------------------------------------------------------------------
1207.    ROMAN HAMASAKI             2009 NW 58TH ST. # 2, SEATTLE, WA 98107      7654                                         0

------------------------------------------------------------------------------------------------------------------------------------
1208.    MARGARET BENCK             3093 OVERLOOK DR. # 411, HILLSBORO, OR       7657                                         0
                                    97124
------------------------------------------------------------------------------------------------------------------------------------
1209.    PAUL BEFANIS               665 APOLLO BLVD., MELBOURNE, FL 32901        6109                                         0

------------------------------------------------------------------------------------------------------------------------------------
1210.    DOUG JACKMAN               3706 N. LAMARR, AUSTIN, TX 78705             6108                                         0

------------------------------------------------------------------------------------------------------------------------------------
1211.    ROBERT VAUGHN              219 HIGH ST., APT. N, WESTERLY, RI 02891     6208                                         0

------------------------------------------------------------------------------------------------------------------------------------